Exhibit 99.3

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | PROJECT THUNDER II

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Bank Of America Europe DAC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 6 November 2021 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do so under the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

(i) 25% of the value of a single property, or, in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the Valuation Date and on the basis identified in the Instruction or, if no basis is expressed, Market Value as defined by the RICS); or

(ii) £20 000 000 [Twenty Million Pounds].

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice, then it is recommended that you seek independent legal advice.

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Contents

01	VALUATION Report	4

	Introduction	5

	Schedule of Values	10

	Source of Information and scope of work	11

	Valuation Assumptions	12

02	PROPERTY Reports	14

03	Appendices	15

	Appendix A Terms of Engagement Letter	16

	Appendix B Valuation Schedule	17

	Appendix C Valuation Printouts	18

	Appendix D Market Research	19

	Appendix E Marketing Period	33

	Appendix F Remaining Economic Life of the buildings	34

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VALUATION REPORT

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

Introduction

Report Date	11 January 2022

Valuation Date	1 October 2021

Addressee	Bank of America Europe
DAC2 King Edward Street
London
EC1A 1HQ

For the attention of:
XXXXX
-GRS Senior Vice President

This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.

We certify that, to the best of our knowledge and belief:

• The statements of fact contained in this report are true and correct.

•   The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

• We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•   We have performed no services, as a valuer (appraiser) or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.

• We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

• Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this valuation report.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

•   Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Valuation – Professional Standards (the “Red Book”).

• We have made a personal inspection of each property that is the subject of this report.

• No one provided significant real property valuation (appraisal) assistance to the persons signing this certification

The Properties	Properties held in Thunder II portfolio (‘the Properties’) as set out in Schedule of

Property Description	Portfolio of 21 industrial and logistics assets and lands across Italy. Please refer to property reports for further details.

Instruction	To value the Properties as at the Valuation Date in accordance with Terms of Engagement dated 6 November 2021.

Status of Valuer

You have instructed us to act as an External valuer as defined in the current version of the RICS Valuation – Global Standards.

Please note that the Valuation may be investigated by the RICS for the purposes of the administration of the Institution’s conduct and disciplinary regulations in order to ensure compliance with the Valuation Standards.

Purpose and Basis of Valuation

You have requested us to carry out a Valuation for Secured Lending purposes only.

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

The Valuation will be on the basis of:

•   Market Value as defined in the current edition of the RICS Valuation – Global Standards and in the VSTOB.

•   Market Value (Vacant Possession) on the special assumption that the property is entirely vacant as at the date of our valuation.

•   Market Value (SPV portfolio value) on the special assumption that the portfolio is sold as one lot via SPV deal.

Market Value	€268,138,000 (TWO-HUNDRED, SIXTY-EIGHT MILLION, ONE HUNDRED THIRTY-EIGHT THOUSAND EURO) exclusive of VAT.

Vacant Possession	€209,428,000 (TWO-HUNDRED, NINE MILLION FOUR HUNDRED TWENTY-EIGHT THOUSAND EURO) exclusive of VAT. Prepared under the special assumption that each of the properties is entirely vacant and

Special assumption (portfolio sold as one lot via an SPV deal)

€275,286,000 (TWO-HUNDRED SEVENTY-FIVE MILLION, TWO HUNDRED EIGHTY-SIX THOUSAND EURO) exclusive of VAT.

We have been requested to provide with the Market Value under the special assumption that the portfolio is exchanged via an SPV deal as one lot, as such we applied acquisition costs of 0.75% rather than 3.50%. The assumed acquisition costs include agent and legal fees and do not include Stamp Duty in line with the jurisdiction and market practice in Italy for this kind of transactions.

Portfolios and Aggregation	We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

Joint Tenancies and Indirect Investment Structures	Where a property is owned through an indirect investment structure or a joint tenancy in a trust for sale, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation therefore is unlikely to represent the value of the interests in the indirect investment structure through which the property is held.

Suitability of the Properties as Security for Lending Purpose	We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Properties for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Novel Coronavirus (COVID-19)

The outbreak of Novel Coronavirus (COVID -19), which was declared by the World Health Organisation as a “Global Pandemic” on the 11 March 2020, continues to affect economies and real estate markets globally. Nevertheless, as at the Valuation Date, property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly – and for the avoidance of doubt – our Valuation is not reported as being subject to ‘material valuation uncertainty’, as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the Valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID -19, we highlight the importance of the Valuation Date.

Rental Income	The Valuation we have provided reflects the rental income as at the Date of Valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the COVID -19 virus and the current restrictions on business activities, it is possible that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property.

Exposure Time

Exposure Time is an estimate of how long property would have had to be marketed in the past in order to achieve the Market Value (as a sale price) today.

Taking into consideration the economic conditions and real estate market, the nature of the subject assets, we are of the opinion that the Exposure Time is equal to that of the Marketing Period, shown in Appendix E.

Suitability of the property as security for mortgage purposes	We are of the opinion that the properties provide suitable security for secured lending. However, we have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The Valuation has been prepared in accordance with the latest version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) current as the Valuation Date.

The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book. We confirm that we have sufficient local and national knowledge of the particular property market involved and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject Properties. Other valuers may reach different conclusions as to the value of the subject Properties. This Valuation is for the sole purpose of providing the intended user with the valuer’s independent professional opinion of the value of the subject Properties as at the Valuation Date.

Sustainability Considerations

Wherever appropriate, sustainability and environmental matters are an integral part of the valuation approach. ‘Sustainability’ is taken to mean the consideration of such matters as environment and climate change, health and well-being and corporate responsibility that can or do impact on the valuation of an asset. In a valuation context, sustainability encompasses a wide range of physical, social, environmental, and economic factors that can affect value. The range of issues includes key environmental risks, such as flooding, energy efficiency and climate, as well as matters of design, configuration, accessibility, legislation, management, and fiscal considerations – and current and historic land use.

Sustainability has an impact on the value of an asset, even if not explicitly recognised. Valuers reflect markets, they do not lead them. Where we recognise the value impacts of sustainability, we are reflecting our understanding of how market participants include sustainability requirements in their bids and the impact on market valuations.

Assumptions

The Properties details on which each Valuation are based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.

Variations and/or Departures from Standard Assumptions	None.

Special Assumptions	We have undertaken a scenario-based valuation of the subject properties on the Special Assumption of vacant possession.

Verification

We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third-party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved

Valuer	The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

should an uninsured loss occur.

Independence

We confirm that during the last two years CBRE Ltd (or other companies forming part of the same group of companies within the UK) have acted for the borrower, however the total fees, including the fee for this assignment, earned by CBRE Ltd from the borrower are less than 5.0% of the total UK revenues.

The total fees, including the fee for this assignment, earned by CBRE Ltd (or other companies forming part of the same group of companies within the UK) from the

Previous Involvement and Conflicts of Interest	As you have been made aware, we would disclose our previous involvement with part of the portfolio: We confirm that neither the valuers named above, nor CBRE Addressee (or other companies forming part of the same group of companies) is less than 5.0% of the total UK revenues.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

current material involvement with the properties or the borrower and have no personal interest in the outcome of the valuation – nor are we aware of any conflicts of interest that would prevent us from exercising the required levels of independency and objectivity.

We confirm that our previous involvement includes:

•   Valued the properties on behalf of Bank Of America International Limited in 2017 as part of the original finance arrangement for Secured Lending Purposes. We revalued the properties on your behalf in 2019.

• Valued the properties on behalf of Situs as part of the potential refinance in December 2019. The instruction was aborted.

•   Valued the properties in December 2020 on behalf of CBRE Loan Services as Facility Agent for and on behalf of Finance Parties including Bank of America Merrill Lynch International Limited, Milan Branch as Mandated Lead Arranger.

Aside from the above, we confirm that neither the valuers, nor CBRE have had any previous, nor current, material involvement with the properties or the borrower, and have no personal interest in the outcome of the valuation – nor are we aware of any conflicts of interest that would prevent us from exercising the required levels of independency and objectivity.

Reliance	The contents of this Report may only be relied upon by:

i) Addressees of the Report; and

ii) Parties who have received prior written consent from CBRE in the form of a reliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear. Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

	Yours faithfully	Yours faithfully

	XXXXX MRICS Executive Director	XXXXX MRICS Associate Director
	RICS Registered Valuer	RICS Registered Valuer
	For and on behalf of CBRE Limited	For and on behalf of CBRE Limited

	+44 XXXXX XXXXX	+44 XXXXX XXXXX

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

Schedule of Values

Property name	Address	Property Type	Tenure	Market Value (€)	Special Assumption (Vacant Possession Value) (€)
Fizzonasco	Via Buozzi, 12,, Fizzonasco, 20090, Italy	Industrial&Logistics	Freehold	23,870,000	19,080,000
Tavazzano	Via Ettore Majorana, 2,, Tavazzano, 26838, Italy	Industrial&Logistics	Freehold	10,890,000	9,560,000
Siziano 1	Via Monte Bianco snc,, Siziano, 27010, Italy	Industrial&Logistics	Freehold	8,010,000	6,840,000
Siziano 2	Via Monte Bianco snc,, Siziano, 27010, Italy	Industrial&Logistics	Freehold	8,440,000	6,760,000
San Miniato 3	Via Marco Polo,, San Miniato (PI), 56028, Italy	Industrial&Logistics	Freehold	24,890,000	18,450,000
San Miniato 2	Via Umberto Nobile, San Miniato (PI), 56028, Italy	Industrial&Logistics	Freehold	18,920,000	15,600,000
Piacenza	Str. Ai Dossi di le Mose,, Piacenza PC, 29122, Italy	Industrial&Logistics	Freehold	18,950,000	15,890,000
Prato 4	Via Frediani Francesco, 39, Prato PO, 59100, Italy	Industrial&Logistics	Freehold	12,830,000	10,440,000
Montelupo	Via Tosco Romagnola Sud, 65, L.p.ponterotto FI,, 50056, Italy	Industrial&Logistics	Freehold	59,690,000	45,610,000
Genoa	Viale Europa n. 42,, Casella/Genoa, 16015, Italy	Industrial&Logistics	Freehold	20,260,000	14,540,000
Genoa Solar Panels	Viale Europa n. 42,, Casella/Genoa, 16015, Italy	Industrial&Logistics	Freehold	1,220,000	1,220,000
Turin	Via Casagrande, 58, Casagrande, 10078, Italy	Industrial&Logistics	Freehold	11,720,000	8,720,000
Arluno	Via Cesare Castiglioni no. 20, Arluno, Italy	Industrial&Logistics	Freehold	10,470,000	7,810,000
Monterotondo	Via Ercole Ramarini, 1,, Monterotondo, 00015, Italy	Industrial&Logistics	Freehold	5,730,000	4,150,000
Marzano	Strada Provinciale,, Marzano PV, 27010, Italy	Industrial&Logistics	Freehold	8,410,000	6,490,000
Vignate	Strada Anticadi,, Cassano103, 20060, Italy	Industrial&Logistics	Freehold	10,490,000	7,660,000
Concorezzo	Via Cascina Giuseppina n. 6,, Concorezzo, Monza, 20863, Italy	Industrial&Logistics	Freehold	3,260,000	1,600,000
Capriata d’Orba	SP 185 Cascina Alessandrina snc, Capriata d’Orbia (AL), 15060, Italy	Industrial&Logistics	Freehold	3,930,000	2,850,000
Portfolio Total excl. lands (€)				261,980,000	203,270,000
Arluno Land	Via Cesare Castiglioni no. 20, Arluno, Italy	Plot of Land		669,000	669,000
Isola Land	Via Statale 12, Isola della Scala, 37060, Verona, Italy	Plot of Land		4,654,000	4,654,000
Capriata d’Orba Land	SP 185 Cascina Alessandrina snc, Capriata d’Orbia (AL), 15060, Italy	Plot of Land		835,000	835,000

Portfolio Total (€)				268,138,000	209,428,000

*

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

Sources of Information	We have carried out our work based upon information supplied to us by the Borrower, which we have assumed to be correct and comprehensive. This includes the following key information: Tenancy and General Property Related Information

• Tenancy schedule file titled ‘Thunder Financing II - rr_opex’

• Operational Cost file titled ‘Thunder Financing II - rr_opex’

Due Diligence

• “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report”

prepared by Clifford Chance dated 05 and 17 November 2021

• Legal Due Diligence issued by Shearman & Sterling, dated 7 December 2020

• Reinstatement Costs Assessment prepared by Ernst & Young and dated November 2021

Source of Information and scope of work

Inspection	The Properties were internally and externally inspected. Please refer to each property report for date of inspection and the attending surveyor.

Areas	We have not measured the Property but have relied upon the floor areas provided to us by the Borrower, as set out in this report, which we have assumed to be correct and comprehensive.

Environmental Considerations

We have been provide with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 December 2020.

We have not been instructed to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

Services and Amenities	We understand that the Properties are located in an area served by mains gas, electricity, water and drainage.

Repair and Condition

None of the services have been tested by us.

We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Property. We are unable, therefore, to give any assurance that the Property is free from defect.

We have seen a copy of a building survey carried out by Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 December 2020.

Town Planning	We have not undertaken planning enquiries.

Titles, Tenures and Lettings

Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title (including relevant deeds, leases and planning consents) is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

Valuation Assumptions

Capital Values	The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

Rental Values	Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation Date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

Fixtures, Fittings and Equipment	Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters	In the absence of any information to the contrary, we have assumed that: a) the Properties are not contaminated and is not adversely affected by any existing or proposed environmental law;

b) any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;

c) the Properties possesses current energy performance certificates as required under government directives.

d)  the Properties are either not subject to flooding risk or, if it is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value; and

e) invasive species such as Japanese Knotweed are not present on the Properties.

Repair and Condition

In the absence of any information to the contrary, we have assumed

a)  there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;

b) the Properties are free from rot, infestation, structural or latent defect;

c)  no currently known deleterious or hazardous materials or suspect techniques, including but not limited to Composite Panelling, ACM Cladding, High Alumina Cement (HAC), Asbestos, have been used in the construction of, or subsequent

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA MERRILL LYNCH | THUNDER II PORTFOLIO

d) the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority Requirements

Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:

a)  the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;

b)  the building has been erected either prior to planning control, or in accordance with planning permissions, and has the benefit of permanent planning consents or existing use rights for their current use;

c) the Properties is not adversely affected by town planning or road proposals;

d)  the building complies with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

e)  only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of each Property to comply with the provisions of the relevant disability discrimination legislation;

f) all rent reviews are upward only and are to be assessed by reference to full current market rents;

g) there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;

h) tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;

i) there are no user restrictions or other restrictive covenants in leases which would adversely affect value;

j) where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;

k) vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.

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PROPERTY REPORTS

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH1 - Fizzonasco Bank Of America Europe DAC 01-Oct-2021

Fizzonasco - Via Buozzi, 12,, Fizzonasco, 20090, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	23,870,000
Market Value (per sm)	534
Net Initial Yield	5.24%
Reversionary Yield	5.94%
Equivalent Yield	4.70%
Gross Income (p.a.)	1,500,000
Gross Income (p.a.) (per sm)	34
*Adj. Gross Income	1,500,000
Adj. Gross Income (per sm)	34
Net Income (p.a.)	1,294,753
Net Income (p.a.) (per sm)	29
Gross Rental Value	1,789,040
Gross Rental Value (per sm)	40
Capital Expenditure	-4,300,000
Transaction Costs	3.50%
Over / Under Rented	-16.16%

KEY FACTS
Metric	Value
Total Area (sm)	44,726

WAULT to Expiry by Rent	11.24
WAULT to Expiry by ERV	11.24
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	2
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
AF Logistics	11.24	44,726	1,500,000	1,789,040	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.24	44,726	1,500,000	1,789,040	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH1 - Fizzonasco Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

FIZZONASCO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 23,870,000 (Twenty-Three Million Eight Hundred Seventy Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA BUOZZI, 12, 20090 FIZZONASCO (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•  Easy access to both A7 and A1 motorways, and to the western through fare of Milan (A50)

•  Clear height in line with market standards for modern logistics buildings

•  Good location within the Greater Milan Logistics Market, which is a Prime Market in Italy

•  Low site coverage (< 50%)

• As the building was built before 1967, some refurbishment works are needed

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Fizzonasco, which is part of the Municipality of Pieve Emanuele, a small town 12 km south of Milan, in Lombardy.

Fizzonasco is a small town with a total population of approximately 3,044 inhabitants, where the overall employment rate is very high at 94% compared to the average of the region of 67% (Source: Istat). The territory is crossed by the southern Lambro, where the construction of a network of canals has allowed the development of numerous agricultural activities.

Fizzonasco is mainly characterized by an industrialized territory, thanks to a strong concentration of industrial and logistics properties, that have favoured the phenomenon of immigration.

The subject property is located in Via B. Buozzi 12, approximately 3 km north from the centre of Pieve Emanuele, in an industrial area with good accessibility thanks to its location just off the A50 Tangenziale Ovest di Milano, which connects the suburban area of Milan from south-east to north- west. The asset, moreover, is 6.3 km from the toll both of the Barriera Milano Ovest, which provides access to the A7 Milano- Genova motorway, and approx. 12 km from A1 Milano- Napoli (Autostrada del Sole) motorway.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

As for public transportation, the nearest railway stations are located in Pieve Emanuele and Locate Triulzi, approximately 6 and 7 km away respectively from the subject property, while the nearest bus stop (line 328, which connects Pieve Emanuele to Assago Forum M2 metro stop) is located right in front of it. Furthermore, the international airport of Milano Linate is situated 21.6 km far.

The area, finally, is characterized by a good level of services such as bars and restaurants.

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 22 December 2020, the subject property consists in an industrial warehouse for logistics use situated in the industrial area of Fizzonasco in Via B. Buozzi no. 12, in the province of Milan. The building, built before 1967, includes a warehouse area with toilettes and an external area composed by manoeuvring, parking and green areas. There is no basement level. The Property also includes an electrical cabin.

According to the TEDD, from the analysis of the Structural test certificate (Certificato di Idoneità Statica) dated 01/12/2020 signed by Eng. Ivan Ferri, no evidence is provided of any material surveys and tests made on the structural parts of the building. The industrial pavement of the logistic building is made of asphalt while the façade is mainly composed by red bricks with some façade featuring transparent PVC layers. Indeed, natural illumination of the buildings is provided by transparent PVC layers installed on the facades and glazed skylights. Moreover, as reported by the TEDD, with reference to the SCIA dated 21/02/2018, the roof has been refurbished with metal sheets and shape tinplates.

As we understand from the TEDD, natural gas is not supplied to the complex and the warehouse has no heating and cooling systems. The air renewal of the warehouse is granted through natural ventilation by open perimeter walls and doors opening, while in the porter’s lodge it is granted through natural ventilation by the opening of the windows. Mechanical air extractors in some toilets are installed, while electricity is supplied in LV Low Voltage by the provider and the meter is located in a dedicated technical room.

The TDD reports that some works were ongoing on MEP systems (replacement of lighting fixtures with LED ones; emergency lighting systems completion; backfilling of firefighting hydrant system pipes and electrical corrugated pipes; firefighting alarm system completion).

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built before 1967
Last renovation in 2019
Eaves Height	11.80 m
No. of loading Doors	20
Loading Door Ratio (/1k sqm)	0.4
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	99%
Site Coverage Ratio	43%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/12/2020 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	44,726
Site Area		—

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd December 2020.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €4,300,000 for the full refurbishment of the asset (roof, floor, doors...).

We have in fact been informed by Borrower that refurbishment works are intended to be carried out on the asset within next year; therefore, we applied a standard capital allowance of €2.50/sqm.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22nd December 2020, in which high risk issues are detected related to environmental procedure, risk assessment constraint and groundwater potential contamination. Furthermore, medium risk issues are detected related to asbestos containing materials, covering of the basement at the former canteen and other underground spaces, onsite wastes, potential contamination at the refuelling zone, onside unused wells, wastewater authorization, environmental restrictions and constraints, geological and hydrogeological assessments of the site area. In order to exclude the potential risk of asbestos containing materials, it is suggested to perform an ACMs mapping survey onsite.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 December 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 7 December 2020, PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 7 December 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	AF Logistics

Lease Length:	6+6 starting from 01/01/2020

Rent:	€1,000,000

Rent Review:	N.a.

Break Option:	12mo rolling break starting May-22 / notice not served

Incentives:	N.a.

Tenant Name:	AF Logistics

Lease Length:	6+6 starting from 01/01/2020

Rent:	€500,000

Rent Review:	N.a.

Break Option:	12mo rolling break starting May-22 / notice not served

Incentives:	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €169,833 per annum, provided by Client

•   Insurance equal to €15,914 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 2.5 €/sqm p.a., provided by Client

Capital Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €4,300,000

•   Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €28 and €48 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the two letting transactions in Siziano and Pieve Emanuele in Q2 21, as well as the recent letting agreement of the subject property.

The letting transaction in Siziano regards a standard 6+6 lease contract for a recently completed building in a slightly inferior location, therefore we would expect the subject property to reach a similar ERV if let on a regular 6+6 lease agreement.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions upon the end of the refurbishment works:

	Unit	Assumption
Warehouse Rental Value	EUR/sq m	40

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Tavazzano of a T-controlled warehouse in Q3 2021 reflecting an estimated net yield in the region of 4.15%. We understand the property was fully let when transacted to a logistic operator. Considering the inferior state of repair and CapEx needed on the subject Property, similar WAULT, superior location and strong performance of the logistic sector, we would expect the subject property to reflect a lower capital value, even upon the end of refurbishment works.

For the valuation of this asset, we adopted an Equivalent Yield of 4.70%, targeting a net yield (net/gross) in the region of 4.75%-4.85% upon the end of the refurbishment works. This reflects a capital rate per sq m of €533, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€23,870,000

(Twenty-Three Million Eight Hundred Seventy Thousand Euro)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.7%, resulting in a total value of €19,080,000 equating to a capital rate of €427 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €27,000,000, including demolition costs and fees, with an estimated blended construction rate of €522 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M
Pieve Emanuele	Retail	Q2 2018	30,000	Bormioli	—	—	€840,000	€28
Pieve Emanuele	Retail	Q3 2018	5,000	FM Logistic	—	—	€240,000	€48
Pieve Emanuele	—	Q3 2018	5,000	DHL	—	—	—	—
Pieve Emanuele	E-commerce/Omnichannel	Q3 2020	23,600	DHL	—	—	€1,132,800	€48
Pieve Emanuele	E-commerce/Omnichannel	Q1 2021	5,470	Prozis	—	—	€246,150	€45
Pieve Emanuele	—	Q2 2021	5,000	—	—	—	€225,000	€45
Siziano	Manufacturing	Q4 2020	10,000	Lindbergh	—	—	€400,000	€40
Pieve Emanuele	Retail	Q2 2021	30,000	Bormioli	—	—	€1,350,000	€45

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600	—	—	€80,000,000	6.40 (Chiari) 5.97 (Vigasio)”	% %	873	Inferior, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440	9 y	—	€110,000,000	5.50%		€789	Worse: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752		Est. 1.6 mil.	€19,000,000	6.80%		€547	Worse quality and location
Tristan portfolio/ Celio Fund	Q1 2021	200,000	<6y WALB	n.a.	€156,000,000	< 4.50%		€780	Similar, Portfolio with core assets in Milan, Brescia, Pavia and Rome
Pluto	Q2 2021	55,730	8y	—	Conf.	3.80%		Conf.	Better, properties are last mile in prime areas
Tavazzano con Villavesco	Q3 2021	14,458	6,2 y	€761,345	€15,500,000	4.15 (Estimated	% )	€1,072	Better, Temperature controlled whs of more recent construction

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH2 - Genoa Bank Of America Europe DAC 01-Oct-2021

Genoa - Viale Europa n. 42,, Casella/Genoa, 16015, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	20,260,000
Market Value (per sm)	506
Net Initial Yield	6.22%
Reversionary Yield	5.87%
Equivalent Yield	5.85%
Gross Income (p.a.)	1,503,320
Gross Income (p.a.) (per sm)	38
*Adj. Gross Income	1,503,320
Adj. Gross Income (per sm)	38
Net Income (p.a.)	1,304,027
Net Income (p.a.) (per sm)	33
Gross Rental Value	1,470,104
Gross Rental Value (per sm)	37
Capital Expenditure	-300,000
Transaction Costs	3.50%
Over / Under Rented	2.26%

KEY FACTS
Metric	Value
Total Area (sm)	40,048

WAULT to Expiry by Rent	13.40
WAULT to Expiry by ERV	13.53
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	4
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Carrefour	15.93	25,808	970,000	980,704	64.5%
FIP	8.56	9,220	368,196	313,700	24.5%
AF Logistics	9.01	5,020	165,124	175,700	11.0%
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	13.53	40,048	1,503,320	1,470,104	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH2 - Genoa Bank Of America Europe DAC 01-Oct-2021

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH22 - Genoa Solar Panels Bank Of America Europe DAC 01-Oct-2021

Genoa Solar Panels - Viale Europa n. 42,, Casella/Genoa, 16015, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	1,220,000
Market Value (per sm)	—
Net Initial Yield	5.85%
Reversionary Yield	5.85%
Equivalent Yield	5.85%
Gross Income (p.a.)	74,183
Gross Income (p.a.) (per sm)	—
*Adj. Gross Income	74,183
Adj. Gross Income (per sm)	—
Net Income (p.a.)	73,812
Net Income (p.a.) (per sm)	—
Gross Rental Value	74,183
Gross Rental Value (per sm)	—
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	0.00%

KEY FACTS
Metric	Value
Total Area (sm)	0

WAULT to Expiry by Rent	11.18
WAULT to Expiry by ERV	11.18
Percentage of Vacancy (Area)	—
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Solux S.p.a. (PV)	11.18	0	74,183	74,183	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.18	0	74,183	74,183	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH22 - Genoa Solar Panels Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

GENOA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property * as at 01/10/2021 is:

€21,480,000 (Twenty One Million Four Hundred Eighty Thousand Euro)

*	including solar panel

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIALE EUROPA, 42, 16015 CASELLA/GENOA (GE)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good visibility from the provincial road SP226 • Clear height in line with market standards for modern logistics buildings	• High site coverage (> 50%) • Secondary logistics area, outside the main Italian motorways

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• High uncertainty regarding the market take up period in case of release of the units by present tenants;

LOCATION & SITUATION

LOCATION

The subject property is located in Casella, a small town about 26 km north of Genoa, in Liguria region.

Casella has a total population of approximately 3,129 inhabitants and its territory is located on the right of the Scrivia stream in a wide gravel plain at the foot of Monte Maggio. In the eastern part of the municipal territory the last stretch of the Brevenna river flows before the confluence in Scrivia; the stream divides the capital from the town of Avosso.

The municipality is mainly composed by residential properties but two industrial hubs are located in the southern part. The main access routes to the town are SP 226 and SP 3 and an important connection is represented by the Genoa-Casella railway, which is one of the last railway tracks with metric gauge in Italy that connects in about one hour the city centre of Genoa with its hinterland, arriving in the village of Casella.

The subject property is located in Viale Europa 42, facing the SP 226 and about 30 km from Genoa city center. The surroundings of the asset are mainly characterized by the presence of industrial, residential and rural areas, in particular to the northern part is situated another logistic building, to the eastern side residential areas are situated, while the southern and western sides are characterized by rural areas.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Viale Europa and SP 226, which runs all around the property, connect the asset to A7 Autostrada dei Giovi highway, which is approx. 9 km far and is the main axis connecting the Milan and Genoa cities.

For what concerns public transports, several bus stops are spread next to the property, while the railway station is about 200 m from the asset. The nearest services such as bars and restaurants are located in the centre of Casella, approximately 250 m north of the subject property

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 27 January 2020, the subject property consists of an industrial warehouse for logistics use situated in the industrial area of Casella in Viale Europa no. 42, in the province of Genoa. The building, built between 1971 and 1980, includes a warehouse area, an offices block with toilettes and canteen area, an electrical cabin, a disused thermal power station, a solar power station of PV panels and technical rooms. There is no basement level.

According to the TDD, the structure is composed by prefabricated concrete beams and pillars and the roof above the warehouse is covered by dark bituminous waterproofing membrane, and PV Panels. The industrial pavement of the logistic building, moreover, is realized in concrete and tiles, while the flooring of technical rooms is mainly in concrete such as the other service areas. The façade of the warehouse buildings is mainly composed by bricks.

We understand from the TDD that the main MEP systems have varying years of installation and in particular the electrical system (electrical panels and big part of the wiring and power distribution) has been installed about 1996. There is no.1 heating station in the logistic complex which is utilized currently for heating but it is reported that it seems it is used only for the offices. Other heating station is currently disassembled and the building, separated from the remainder warehouse, is empty. Currently the warehouse is not heated therefore no heating system is installed. Overall from a visual inspection, the main MEP systems resulted in fair condition depending on the area.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built 1971-1980 Last renovation in 2014
Eaves Height	10.7 m
No. of loading Doors	75
Loading Door Ratio (/1k sqm)	1.9
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	96%
Site Coverage Ratio	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 27/01/2020 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	40,048
Site Area		—

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 27th January 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €300,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €300,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €41,203 (€1.03/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Environmental Due Diligence Report undertaken by Arcadis dated 5 November 2021, and no high-risk issues have been detected. However, medium risk has been detected related to potential contamination and PCB. In order to exclude the risk of soil contamination, a soil Phase 2 investigation is recommended while regarding PCB, it is suggested to gather documentation and install a secondary containment in order to avoid oil leakage.

TENURE

We were provided within the Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 27 January 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 15 January 2020, PSPAs Agreement dated 12 February 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 15 January 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

We understand that the lease agreement with Solux relates to the lease of only the sunroof.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Carrefour

Lease Length:	From 01/09/2019 to 31/08/2037

Rent:	€970,000

Rent Review:	N.a.

Break Option:	12mo rolling break starting Sep-23

Incentives:	N.a.

Tenant Name:	AF Logistics (Zust Ambrosetti S.p.A.)

Lease Length:	From 01/10/2018 to 30/09/2030

Rent:	€165,124

Rent Review:	N.a.

Break Option:	12mo rolling beak/ notice not served

Incentives:	N.a.

Tenant Name:	F.I.P.

Lease Length:	From 01/10/2018 to 30/09/2030

Rent:	€325,244

Rent Review:	N.a.

Break Option:	6mo rolling break / notice not served

Incentives:	N.a.

Tenant Name:	F.I.P.

Lease Length:	From 01/03/2016 to 28/02/2028

Rent:	€42,952

Rent Review:	N.a.

Break Option:	12mo rolling break / notice not served

Incentives:	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Tenant Name (Solar panels):	Solux S.p.a. (PV)

Lease Length:	From 01/12/2019 to 30/11/2032

Rent:	€74,183

Rent Review:	N.a.

Break Option:	N.a.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €161,390 per annum, provided by Client

•   Insurance equal to €18,360 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 1.03 €/sqm p.a., provided by

Client Capital

Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II — CBRE Q&A” equal to €300,000

•   Letting Fees equating to 10% of Market Rent.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €39 and €150 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would consider the letting transaction in Marene as the most relevant, though of better location. We would consider a differentiation between the logistic and cold warehouse portions.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	35
Warehouse cold Rental Value	EUR/ sq m	38
Warehouse (2) Rental Value	EUR/ sq m	30

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We have looked in transactions within the macro area, as well as have expanded our area of research for temperature-controlled warehouses transacted recently. We would expect the subject property to reflect a capital value similar to the Caselle transaction.

For the valuation of this asset, we adopted and Equivalent Yield of 5.85% which indicates a capital rate per sq m of approx. €500, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€20,260,000

(Twenty Million Two Hundred Sixty Thousand Euros)

PV / SOLAR PANELSYSTEM	The subject Property is provided with a photovoltaic system on the roof.
Please note that for the Solar Panels we considered a lease agreement referred only to the rooftop without equipment.

The additional income from the PV system is a strength as long as there is a Convention Agreement with Solux S.p.a. in place - which entails a secure income - and regular maintenance is carried out to prevent any out-of- ordinary loss in the energy production.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We arrive at a value of €1,220,000, less acquisition costs. The combined total value of the Solar Panels and the Property equals €20,610,000.

TOTAL MARKET VALUE

MARKET VALUE

€20,260,000

(Twenty Million Two Hundred Sixty Thousand

Euro) SOLAR PANEL VALUE

€1,220,000

(One Million Two Hundred Twenty Thousand

Euro) TOTAL MARKET VALUE

€21,480,000

(Twenty One Million Four Hundred Eighty Thousand Euro)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7%, resulting in a total value of €14,540,000 equating to a capital rate of €363 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €23,400,000, including demolition costs and fees, with an estimated blended construction rate of €476 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Genova (GE)	E-commerce/Omnichannel	Q2 2020	8.632	Amazon	18	—	€1,294,800	€150	Better
Casella (GE)	other	Q3 2019	25.000	—	—	—	—	—	Similar Location
Genova (GE)	E-commerce/Omnichannel	Q3 2020	2.000	Logistika	9	—	€162,000	€81	Similar location, Better characteristics (smaller)
Marene (CN)	E-commerce/Omnichannel	Q1 2021	5.240	Susa Trasporti	12	—	€204,360	€39	Better location, Worse characteristics (more traditional warehouse / not refrigerated)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Genova (GE)	Q3 2003	40,000	—	—	€16,500,000	—	€413	Similar
Casella (GE)	Q3 2020	40,048	2.5	—	€18,300,000	8,60%	€457	Similar
Monterotondo (RO)	Q3 2020	n.a.			€8,500,000	5.67 (Gross Yield)%	n.a.	Similar – temperature control, Better location (core Rome)
Trezzano sul Naviglio Milano (MI)	Q1 2021	25,572			€17,500,000	6.50%	€684	Similar – temperature control, Better location (core Milan)

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH3 - Turin Bank Of America Europe DAC 01-Oct-2021

Turin - Via Casagrande, 58, Casagrande, 10078, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	11,720,000
Market Value (per sm)	684
Net Initial Yield	6.00%
Reversionary Yield	4.98%
Equivalent Yield	5.00%
Gross Income (p.a.)	809,006
Gross Income (p.a.) (per sm)	47
*Adj. Gross Income	809,006
Adj. Gross Income (per sm)	47
Net Income (p.a.)	727,773
Net Income (p.a.) (per sm)	42
Gross Rental Value	805,580
Gross Rental Value (per sm)	47
Capital Expenditure	-200,000
Transaction Costs	3.50%
Over / Under Rented	0.43%

KEY FACTS
Metric	Value
Total Area (sm)	17,140

WAULT to Expiry by Rent	14.26
WAULT to Expiry by ERV	14.26
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Schneider Electric	14.26	17,140	809,006	805,580	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	14.26	17,140	809,006	805,580	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH3 - Genoa Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TURIN

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 11,720,000 (Eleven Million Seven Hundred Twenty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CASAGRANDE, 58, 10078 VENARIA REALE (TO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to both the A55 with good visibility from Corso Alessandria • Clear height in line with market standards for modern logistics buildings • Good location in a large industrial area	• High site coverage (> 50%)

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in Venaria Reale, a municipality about 20 km north west from Turin city center, in Piedmont region.

Venaria has a total population of approximately 32,818 inhabitants and is located at the confluence of Ceronda stream and Stura di Lanzo river, being known since 1978 to be home to one of the six parks in Piedmont that constituted the first nucleus of regional parks established in Italy.

The economy of the municipality is mainly based on industrial activities such as mechanical engineering industries and chemical industries of plastics. Venaria Reale is served by A55 motorway through the Venaria junction and other three main accesses to Piedmonts’ capital as well as the ring road of Venaria called SP 501.

The subject property is located in the industrial area south of Venaria, in Via Casagrande 58, where surroundings are mainly characterized by the presence of agricultural lands to the northern and eastern sides and industrial areas to the southern and eastern sides, in which other two logistic buildings are situated.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The provincial road Corso Alessandria, which passes on the western side of the asset, connects the property to A55 motorway and E64 Tangenziale Nord di Torino, which runs from Brescia passing through Milan.

The nearest railway station is situated in Venaria Reale about 3 km from the subject property and the international airport of Turin is located approximately 11 km north.

For what concerns other public transports, a fair number of bus stops are spread next to the property, especially northwards in the direction of the centre of Venaria.

The area lacks additional services such as bars and restaurants and the nearest is located 800 m far.

PROPERTY DESCRIPTION

DESCRIPTION

As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 01 October 2020, the subject property consists of an industrial warehouse for logistics use situated in the industrial area of Venaria Reale in Via Casagrande no. 58, in the province of Turin. The building was built in 2001 and includes a warehouse area and an offices block with toilettes. The external area is composed by manoeuvre, parking and green areas. There is no. 1 basement level including canteen area, medical room and locker rooms. The Property also includes a storage tank and technical spaces in the external area.

According to the TDD that reports the results of the Static Test Certificate dated 24/03/2001, foundations consist in cast in place plinths. In the office block, the walls are cast in place, while the slabs are prefabricated. The warehouse structure is basically a grid of reinforced concrete pillars and walls are made of composite panels. The roof structure is composed by reinforced concrete precast elements and it is equipped by skylights. The industrial pavement of the logistic buildings is made of cast in place and windows and skylights are made of aluminium. The façade of the warehouse buildings is mainly composed by prefabricated panels and it is plastered.

The TDD reports that potable water is provided to the local water company; the Electrical Energy is supplied in medium voltage (MV) from Enel substation and then Electricity is transformed to low voltage (LV) in the MV/LV substation located in a technical room on the underground floor (external area); sanitary hot water is generated through n. 6 heating boilers installed on the roof; mechanical air extractors are installed in some toilets and ventilation fans and heating is supplied by no. 5 Heating boilers located in the Heating station on the roof of the warehouse area and offices through heaters and fan-coils; toilets and changing rooms are heated with radiators supplied with hot water; in the offices there are mainly installed darklights with fluorescent lamps in the false ceilings while in the warehouse storage area there are mainly ceiling- suspended lighting fixtures and new LED lamps.

We understand that the main MEP systems (HVAC system, electrical system, special systems, etc.) date back to 2001 and the Heating boilers have been installed in 2013 and 2019. Overall, the MEP systems result in fair to good condition depending on the area.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	2001
Eaves Height	10.35 m
No. of loading Doors	16
Loading Door Ratio (/1k sqm)	0.9
Floor loading	N.a.
Cross-Dock	Double- sided
Warehouse (% of GLA)	72%
Site Coverage Ratio	52%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 01/10/2020 and we detected a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	17,140
Site Area		—

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 01 October 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €200,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €200,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €120,975 (€7.06/sqm p.a.) starting 24 months from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Phase I Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 2 November 2021, and no high-risk issues have been detected. However, medium risk has been detected related to potential contamination. In order to exclude the same, it is suggested to monitor the groundwater to verify if a leaching process begins over time.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 01 October 2020, Legal Due Diligence issued by Shearman & Sterling, dated 30 September 2020, PSPAs Agreement dated 04 November 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•  all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•  currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 30 September 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Schneider Electric

Lease Length:	12+6 starting from 01/01/2018

Rent:	€809,006

Rent Review:	75% CPI ISTAT

Break Option:	6m rolling break starting in 2024

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €67,022 per annum, provided by Client

• Insurance equal to €3,694 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenue per annum, assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 7.06 €/sqm p.a., as per TDD

Capital Expenses

• Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €200,000

VALUATION METHODOLOGY – MARKET VALUE	• Letting Fees equating to 10% of Rental Revenue.

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €43 and €115 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the two letting transactions in Grugliasco and Borgaro Torinese as the most relevant in terms of location and characteristics.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	47

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would consider the transaction of CBRE GI Torino as the most relevant. We understand the portfolio included 3 Logistic assets situated close to Turin of a total GLA of 154,000 sqm were acquired by CBRE Global Investors from Dea Capital Sgr, for €127,000,000 as a core plus investment, reflecting a yield of 4.80%. One asset is the Distribution Centre of Michelin, one is let to Susa Trasporti, and the third was vacant at the time of transaction.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the long WAULT and situateion, we would expect the subject property to reflect a similar capital value.

For the valuation of this asset, we adopted and Equivalent Yield of 5.00% which indicates a capital rate per sq m of €684, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€11,720,000

(Eleven Million Seven Hundred Twenty Thousand Euro)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6%, resulting in a total value of €8,720,000 equating to a capital rate of €509 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €10,200,000, including demolition costs and fees, with an estimated blended construction rate of €438 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Orbassano, TO	E-commerce/Omnichannel	Q1 2019	16,000	Susa Trasporti	—	—	€960,000	€60	Better
Nichelino, TO	Manufacturing	Q1 2019	40,000	AF Logistics	—	—	—	—	Worse Characteristics
Grugliasco, TO	E-commerce/Omnichannel	Q3 2019	5,811	Fercam	12	—	€273,117	€47	Similar
Borgaro Torinese, TO	E-commerce/Omnichannel	Q1 2019	14,000	Chrono Express srl	—	—	€630,000	€45	Similar
Grugliasco, TO	E-commerce/Omnichannel	Q4 2020	11,770	Amazon	12	—	€1,353,550	€115	Better
Settimo Torinese, TO	Manufacturing	Q3 2020	52,136	Pirelli	—	—	€2,241,848	€43	Worse Characteristics
Settimo Torinese, TO	Retail	Q3 2020	5,460	Safim	—	—	€327,600	€60	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Venaria Reale	Distribution & Logistics	Q4 2020	17,140	—		€10,300,000	6,60%	€601	Subject Property
Trecate, NO	Distribution & Logistics	Q4 2020	162,235	15	—	>190 mil	<4.30%	>1,170	Better Tenancy and Building, Better Location
Elisabeth Portfolio,	Distribution & Logistics, 9 asstes (1 in Settimo Torinese)	Q3 2021	46,503			117,500,000	4.81%	898	Better (Settimo Torinese property is Courier)
CBRE GI Torino, Torino, TO	Portfolio in Torino, including 3 assets.	Q2 2021	154,000	9 y 2 y Vacant	40-46	127,000,000	4.80%	825	Similar location of 2 properties, one is Speculative, one is BTS for Michelin
PGIM Portfolio	Distribution & Logistics (1 in Settimo Torinese)	Q3 2021	73,331			70,000,000	4.90%	955	Better building characteristics and tenancy.

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH4 - Arluno Bank Of America Europe DAC 01-Oct-2021

Arluno - Via Cesare Castiglioni no. 20, Arluno, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,470,000
Market Value (per sm)	654
Net Initial Yield	5.36%
Reversionary Yield	4.87%
Equivalent Yield	4.90%
Gross Income (p.a.)	711,244
Gross Income (p.a.) (per sm)	44
*Adj. Gross Income	711,244
Adj. Gross Income (per sm)	44
Net Income (p.a.)	581,488
Net Income (p.a.) (per sm)	36
Gross Rental Value	704,616
Gross Rental Value (per sm)	44
Capital Expenditure	-200,000
Transaction Costs	3.50%
Over / Under Rented	0.94%

KEY FACTS
Metric	Value
Total Area (sm)	16,014

WAULT to Expiry by Rent	6.00
WAULT to Expiry by ERV	6.00
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Tecnotrans	6.00	16,014	711,244	704,616	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	6.00	16,014	711,244	704,616	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH4 - Arluno Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ARLUNO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 10,470,000 (Ten Million Four Hundred Seventy Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CESARE CASTIGLIONI, 20, 20010 ARLUNO (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to the A4 motorway, direction Torino, and good visibility from SP 240 • Good maintenance conditions and manoeuvring area • Low site coverage (< 50%)	• Different clear heights in the three portions

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in Arluno, a small town about 25 km west from Milan city center, in Lombardy region.

Arluno has a total population of approximately 12,144 inhabitants and comprises two hamlets: Rogorotto, on the way to Vanzago, near Mantegazza, and Cascina Poglianasca.

The territory of the municipality is constituted by residential properties but a wide industrial area is present in the southern part, divided by the historical centre by A4 motorway. The town, indeed, is located on the highway A4 Turin-Milan where there is its specific toll booth, that allows to reach the A8 Milano- Varese motorway some 20 km far. Malpensa international airport is approximately 30 km far and Vittuone- Arluno train station is served by the trains of the Line S6 (Novara- Milano- Pioltello) of the suburban railway service of Milan. The most easily reachable Milan metro station is Molino Dorino of the M1 line. Arluno is served by some bus lines that connect it with Milan and cities such as Magenta, Parabiago and Legnano. The municipality, furthermore, is crossed by the cycle path that leads to Ticino river.

The subject property is located in the industrial area south of Arluno, in Via Cesare Castiglioni 20, where surroundings are mainly characterized by the presence of agricultural lands to the western side and industrial and residential areas to the southern and northern sides.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The asset faces A4 motorway and is located some 2,8 km far from Vittuone- Arluno train station.

The area lacks public transport, with the nearest bus stop situated on the other side of the motorway, 1,2 km far in Arluno city center.

The area lacks additional services such as bars and restaurants and the nearest is located 1,7 km north in Arluno residential part.

PROPERTY DESCRIPTION

DESCRIPTION

As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 20 April 2020, the subject property consists of three buildings for logistics use situated in the industrial area of Arluno in Via Cesare Castiglioni no. 20, in the province of Milan. The property was built between 1971 (building A) and 1979 (buildings B and C) and is composed as follows:

•   Building A – abandoned: underground, ground and first floors dedicated to workshop, offices, archives, canteen

•   Building B – leased by Tecnotrans: ground and first floors dedicated to deposit and offices

•   Building C – leased by Tecnotrans: ground and first floors dedicated to guardian house

The external area of the property includes utility meters room, manoeuvre areas and green and parking areas.

According to the TDD that describes the main features related to building B, the structure is composed by prefabricated concrete beams and pillars and the roof above warehouse is covered with metal sheet and skylights. The industrial pavement of the logistic building, moreover, is realized in concrete.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider and the maintenance and the quality of the water are guaranteed by the provider normally up to the meter; electricity is supplied in low voltage by the provider; sanitary hot water is generated through the electrical boilers installed in the toilets/changing rooms of the building B and through the heating boiler for the Guardian’s House; there is a mechanical ventilation and air extraction system for the forklift charging area. Heating and cooling are provided to the east and west offices of the Building B: for the east offices there are installed no.2 heating stations and no.1 air-cooled chiller,; similarly, for the west offices there are installed no.1 heating boiler and no.1 air-cooled chiller. The heating and cooling stations supply hot and cold water to the fan coils that are installed in the offices and radiators installed in some toilets/changing rooms. There are also installed split units for some areas such as the small office spaces within the warehouse.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Furthermore we read that the heating for the Guardian’s house is supplied by the heating boiler.

We understand that in Building A the main mechanical and electrical systems result in very poor condition with many plants/components being damaged beyond repair and many completely missing (e.g. heating and cooling stations, fire hydrants, distribution boards etc.). The as-is situation of the building is not adequate for use without a complete refurbishment. The main mechanical and electrical systems of Building B, moreover, have varying years of installation, mainly ranging from 2005 (main electrical system, firefighting pump station) to 2015/16 (heating/cooling units). Overall, from a visual inspection, the main MEP systems result in fair to good condition depending on the area, with the exception of the first floor of westside offices, which is disused and results in poor condition. During the site visit it was not possible to enter the Guardian’s House, however according to the information available in the data room the main systems (electrical, heating and plumbing) have been replaced/adjustedin 2015.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1979 (buildings B and C)
Eaves Height	10,5 m (building B) 2,80 m (building C)
No. of loading Doors	27
Loading Door Ratio (/1k sqm)	1.7
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	74%
Site Coverage Ratio	47%

We have not been provided with a Technical Due Diligence Report.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 20/04/2020 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	16,014
Site Area		—

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th April 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €200,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We adopted an immediate CapEx of €200,000 and a capital allowance, based on the information included within the Technical Due Diligence, of €47,046 (€2.96/sqm p.a.) starting from the renewal of the lease agreement as we understand that extraordinary maintenance is in charge of current tenant.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have been provided with Environmental Due Diligence Report undertaken by Arcadis dated 29 October 2021, and no high-risk issues have been detected. However, medium risk has been detected related to environmental constraints as the site area is interested by railway buffer zone and high voltage powerline buffer zone, which shall be considered for future developments.

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 06 March 2020 revised 20 April 2020, Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020, PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•  all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•  currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2021 and detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Tecnotrans

Lease Length:	6y4m+6 starting from 01/06/2015

Rent:	€711,244

Rent Review:	N.a.

Break Option:	The Tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes” (gravi motivi).

Incentives:	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Other	Ordinary and Extraordinary Maintenance are in charge of the tenant. The Landlord shall be responsible for the extraordinary maintenance of the Property which may be necessary to preserve the structural integrity, the conservation of the Property in good conditions and its compliance with the intended use

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €113,329 per annum, provided by Client

•   Insurance equal to €7,181 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 2.96 €/sqm p.a., starting from lease renewal as per TDD

Capital Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €200,000

•   Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €35 and €52 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Within the table appended we would highlight letting comparable occurred in Romentino (NO) of being of greatest relevance in terms of location. We believe the subject property could achieve a similar rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	44

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transactions occurred in Mesero and Novara reflecting a capital value in line with the subject property.

For the valuation of this asset, we adopted and Equivalent Yield of 4.90% which indicates a capital rate per sq m of approx. €650, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€10,470,000

(Ten Million Four Hundred Seventy Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.9%, resulting in a total value of €7,810,000 equating to a capital rate of €488 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €12,300,000, including demolition costs and fees, with an estimated blended construction rate of €653 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Cassinetta di Lugagnano	Manufacturing	Q4 2020	3,000	Matra Trasporti	12	—	€105,000	€35	Worse
Romentino	Retail	Q2 2021	8,000	Trasgo	12	—	€352,000	€44	Similar location
Romentino	E-commerce/Omnichannel	Q2 2021	7,800	Ashel Group	—	—	€351,000	€45	Similar location
Mesero	E-commerce/Omnichannel	Q1 2021	25,000	Sogedim	—	—	€1,300,000	€52	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Albairate (MI)	Logistics Distribution	Q4 2019	25,961	est. 2.5	—	€11,500,000	4.97%	€443	Similar location west Milan
Novara, NO	Logistics Distribution	Q4 2019	164,000	5	—	€91,900,000	5.97%	€560	Similar location
Trecate (NO)	Logistics Distribution	Q3 2020	162,235	15	—	€199,000,000	< 4.50%	€1,230	Better quality building and tenancy
Development - Mesero (MI)	Logistics Distribution	Q4 2020	48,910			€26,300,000	—	€538	Development deal
Novara, NO	Logistics Distribution	Q4 2020	60,000	9+6		€42,000,000	5.70%	€700	Similar location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ARLUNO LAND

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 669,000 (Six Hundred Sixty Nine Thousand Hundred)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CESARE CASTIGLIONI, 20, 20010 ARLUNO (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to the A4 motorway, direction Torino, and good visibility from SP 240; • Situated within an industrial area;	• Irregular shape of the land; • Currently linked to the adjacent building;

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants • Potential for expansion for adjacent tenant;	• High costs related to the demolition of the abandoned building

LOCATION & SITUATION

LOCATION

The subject property is located in Arluno, a small town about 25 km west from Milan city center, in Lombardy region.

Arluno has a total population of approximately 12,144 inhabitants and comprises two hamlets: Rogorotto, on the way to Vanzago, near Mantegazza, and Cascina Poglianasca.

The territory of the municipality is constituted by residential properties but a wide industrial area is present in the southern part, divided by the historical centre by A4 motorway. The town, indeed, is located on the highway A4 Turin-Milan where there is its specific toll booth, that allows to reach the A8 Milano- Varese motorway some 20 km far. Malpensa international airport is approximately 30 km far and Vittuone- Arluno train station is served by the trains of the Line S6 (Novara- Milano- Pioltello) of the suburban railway service of Milan. The most easily reachable Milan metro station is Molino Dorino of the M1 line. Arluno is served by some bus lines that connect it with Milan and cities such as Magenta, Parabiago and Legnano. The municipality, furthermore, is crossed by the cycle path that leads to Ticino river.

The subject property is located in the industrial area south of Arluno, in Via Cesare Castiglioni 20, where surroundings are mainly characterized by the presence of agricultural lands to the western side and industrial and residential areas to the southern and northern sides.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The asset faces A4 motorway and is located some 2,8 km far from Vittuone-Arluno train station.

The area lacks public transport, with the nearest bus stop situated on the otherside of the motorway, 1,2 km far in Arluno city center.

The area lacks additional services such as bars and restaurants and the nearest is located 1,7 km north in Arluno residential part.

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 06 March 2020, the subject property consists of three buildings for logistics use situated in the industrial area of Arluno in Via Cesare Castiglioni no. 20, in the province of Milan. The property was built between 1971 (building A) and is composed as follows:

• Building A – abandoned: underground, ground and first floors dedicated to workshop, offices, archives, canteen of approx. 3,000 sqm of GLA

The external area of the property includes utility meters room, manoeuvre areasand green and parking areas.

According to the TDD, Building A is completely abandoned and the main mechanical and electrical systems result in very poor condition with many plants/components being damaged beyond repair and many completely missing (e.g. heating and cooling stations, fire hydrants, distribution boards etc.). The as-is situation of the building is not adequate for use without a complete refurbishment. We understand that the cooling and heating stations that used to supply the Building A have been completely removed. Air heaters are installed within the warehouse portion and fan coils in the office portion and the HVAC systems are badly damaged and require a complete refurbishment.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1971
Eaves Height	5,50 m
No. of loading Doors	N.a.
Loading Door Ratio (/1k sqm)	N.a.
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	—
Site Coverage Ratio	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION

We have not been provided with a Technical Due Diligence Report.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”. These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	7,435
Site Area		7,435

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 06th March 2020.

At the time of our inspection, the property appeared to be in deteriorated and abandoned condition.

We have been provided with Technical Due Diligence Report (TEDD) undertaken by Arcadis dated 06th March 2021, based on which we consider the property not usable and to be demolished or subject to strong refurbishment.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have been provided with Environmental Due Diligence Report undertaken by Arcadis dated 29 October 2021, and no high-risk issues have been detected. However, medium risk has been detected related to environmental constraints as the site area is interested by railway buffer zone and high voltage powerline buffer zone, which shall be considered for future developments.

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 06 March 2020 revised 20 April 2020, Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020, PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”) from which we understand that the property is vacant.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	We have valued the land using Sale Comparison Approach. Therefore, we did not consider any costs.

VALUATION METHODOLOGY – MARKET VALUE:

As we have not been informed of any approved development plan and we have not been provided with details regarding the site, buildable areas and development costs we adopted, in order to arrive at our opinion of value, a comparison approach.

Please note that the Italian land market is characterised by a general lack of transparency, due to the fact that most of the land transactions are agreed off market. Land prices vary based on the location, position, size as well as urbanization status of the land, surrounding area, brownfields vs greenfields, etc.

Generally, areas within established industrial zones and/or logistics parks in proximity to densely populated cities - where there is scarce and limited availability of buildable land - achieve higher values. From our market analysis, we note that there is a direct correlation between the values of industrial zoned lands and the trend of the industrial/logistics market.

In our market analysis, we took into consideration a number of comparable evidences currently on sale, asking prices of industrial land plots, within proximity of the subject Property and along the wider Brescia area.

The subject property benefits from good accessibility and it is located within a small industrial area.

Our overall approach results in a blended capital rate per sqm of €90 which falls within our comparable evidence and from our point of view is in line with the market trend in that area.

The adoption of a capital value of €90 psm of land area results in a total market value of approx. €669,000.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

PROPERTY NAME: ARLUNO LAND

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Via Monfalcone – Arluno	Land Plot for Logistic Development	Q3 2021	19,740	NA	NA	€2,500,000	NA	€127	Similar
Via Gran Sasso – Vittuone	Land Plot for Logistic Development	Q3 2021	7,000	NA	NA	€840,000	NA	€120	Similar
Viale Europa – Sedriano	Land Plot for Logistic Development	Q3 2021	27,500	NA	NA	€1,650,000	NA	€60	Similar

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH5 - Monterotondo Bank Of America Europe DAC 01-Oct-2021

Monterotondo - Via Ercole Ramarini, 1,, Monterotondo, 00015, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	5,730,000
Market Value (per sm)	483
Net Initial Yield	5.45%
Reversionary Yield	4.89%
Equivalent Yield	4.70%
Gross Income (p.a.)	424,274
Gross Income (p.a.) (per sm)	36
*Adj. Gross Income	424,274
Adj. Gross Income (per sm)	36
Net Income (p.a.)	323,148
Net Income (p.a.) (per sm)	27
Gross Rental Value	474,120
Gross Rental Value (per sm)	40
Capital Expenditure	-250,000
Transaction Costs	3.50%
Over / Under Rented	-10.51%

KEY FACTS
Metric	Value
Total Area (sm)	11,853

WAULT to Expiry by Rent	0.82
WAULT to Expiry by ERV	0.82
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Tecnotrans	0.82	11,853	424,274	474,120	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	0.82	11,853	424,274	474,120	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH5 - Monterotondo Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

MONTEROTONDO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 0 1/ 10/ 2021 is:

€ 5,730,000 (Five Million Seven Hundred Thirty Thousand Euros)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

PROPERTY REPORT

VIA ERCOLE RAMARINI, 1, 00015 MONTEROTONDO (RM)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
GIUSEPPE LARATTA	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to A1 motorway with good visibility from the provincial road SP 18a • Good maintenance conditions • Low site coverage (< 50%)	• Clear height not in line with market standards for modern logistics buildings

OPPORTUNITIES	THREATS
• Ongoing improvement in property market good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Monterotondo, a medium-sized city about 30 km north from Rome city center, in Lazio region.

Monterotondo has a total population of approximately 40,916 inhabitants and is located along the path of two of the oldest consular roads of Lazio, the Nomentana and the Salaria.

The city is placed in a strategic position, at the center of a large territory that goes from Basso Sabina to the Tiber Valley up to the Palombarese- Tiburtina area. Consequently, it is a city characterized by the presence of many important services (such a s high schools and hospitals). Monterotondo, moreover, is also well connected with the city of Rome, with intense commuting flows, especially thanks to SS 730 of the Industrial area of Monterotondo that connects it and the whole city to the tollbooth Castelnuovo di Porto of AI Milano- Napoli motorway (Autostrada del Sole).

The subject property is located in the industrial area north east of Monterotondo, in Via Ercole Ramarini I, where surroundings are mainly characterized by the presence of other logistic buildings on western and southern sides and agricultural areas on the northern and eastern sides.

The Provincial Via Ramarini, which runs on the north side of the Asset, connects the asset to AI motorway and E35 highway tollbooth 3 km far. The nearest railway station is situated in Monterotondo which is about 4 km from the Asset location. The subject property is also 1 km far from SS 4 that connects it to Monterotondo city center and further on to Rome.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

	The area lacks public transport, with the nearest train station situated in Monterotondo city centre, 3,4 km far, and the level of additional services such as bars and restaurants is poor.

PROPERTY DESCRIPTION

DESCRIPTION

As we understand from the Technical and Environmental Due Diligence (TEDE report carried out by Arcadis and dated 17 July 2020, the subject property consists in one building for logistics use situated in the industrial area of Monterotondo in Via Ercole Ramarini no. 1, in the province of Rome. The property was built in 1972 and is composed by a warehouse area, offices, technical areas and the external area comprises manoeuvre, parking and green areas. There is no basement level and the Property also includes an electrical cabin and external technical room.

According to the abovementioned TEDD, the structure is composed by prefabricated concrete beams and pillars and the roof above warehouse covered by precast concrete slab type tiles and some skylights for the natural light. The industrial pavement of the logistic building, moreover, is realized concrete and the fac;ade of the warehouse buildings is composed by prefabricated concrete panels.

The TDD reports that potable water is supplied from mains of the municipality by water provider; electricity is supplied in Medium Voltage (MV) from an Enel MV cabin substation installed inside the building; Domestic Hot Water (DHW is supplied by n. 4 electrical boilers with capacity 1,20-1,50 kW installed inside offices’ toilets and warehouse’s toilets; mechanical ventilation system composed by fans installed on walls and ceilings; heating system for warehouse is supplied by no. 2 Heating boilers while cooling system for warehouse supplied by no. 12 air conditioning units and those systems for offices are supplied by split units with external unit mounted on wall.

Summary of known specification (subject to availability):

	Characteristic	Result
	Built/ Renovation	Built in 1972 Renovation in 2017
	Eaves Height	7 metres
	No. of loading Doors	9
	Loading Door Ratio (/1k sqm)	0,8
	Floor loading	N.a.
	Cross-Dock	Double sided
	Warehouse (% of GLA)	86%
	Site Coverage Ratio	34%

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

ACCOMMODATION

We have not been provided with a Technical Due Diligence Report.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_ll_Asset_List_for_Bidding_2021 0921134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 17/07/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

TOTAL
Site Area

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 17 July 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €250,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

We have adopted an immediate CapEx figure of €250,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €82,288 (€6.94/sqm p.a.) starting 24 months from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 17 July 2020 and no high-risk issues have been detected. However, a medium risk has been detected related to the soil and groundwater, asbestos containing materials, groundwater well, flooding risk, wastewater discharge and polychlorinated biphenyls (PCB).

To assess the risk of potential soil and groundwater contamination, a Phase 2 investigation is suggested. Regarding the asbestos containing materials, an ACM mapping survey is recommended. According to the findings of TEDD, the site is included in a floodable area which should be considered in case of any modification planned onsite. Regarding groundwater well and wastewater discharges, the missing documentation is requested. In order to exclude the presence of any equipment potentially containing PCB oil, it is necessary to provide operating electric transformers technical characteristics.

TENURE

We were provided within the Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 17 July 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 29 July 2020, PSPAs Agreement dated 29 September 2020; “Project Bianchi” – Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 29 July 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Ceva Logistic

Lease Length:	6+6 starting from 28/07/2010

Rent:	€424,274

Rent Review:	75% CPI ISTAT

Break Option:	6-month prior written notice upon expiration of 5th year

Incentives:	Reduction of €24,648 for the 6 months (January 2015 to June 2015).

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €88,610 per annum, provided by Client

•   Insurance equal to €7,000 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 6.94 €/sqm p.a., as per TDD starting 24 months after valuation date

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

Capital Expenses • Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €250,000 • Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY- MARKETVALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €49 and €77 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

We would consider the letting transaction in Santa Palomba as the most relevant in terms building characteristics, and location (distance from city centre).

Considering the subject Property’s occupancy status and conditions (Grade B), we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/sq m	40

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the transaction of Century Portfolio which included a property in Santa Palomba (RO). The property was for logistic use and represented Grade B characteristics. We would expect the subject property to reflect a similar capital value.

For the valuation of this asset, we adopted and Equivalent Yield of 4.70% which indicates a capital rate per sq m of €485, and a Reversionary Yield 4.90%, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€5,730,000

(Five Million Seven Hundred Thirty Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

VALUATION METHODOLOGY- VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent YieId of 5.7%, resulting in a total value of €4,150,000 equating to a capital rate of €350 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €7,500,000, including demolition costs and fees, with an estimated blended construction rate of €525 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQM	COMPARABLE VS SUBJECT PROPERTY
Pomezia (Rome Core)	Logistics	Q3 2021	4,422	Fema	6+6	N.a.	252,000	€57	Better characteristics (Logistics)
Rome (Rome Core)	Logistics (Pharma)	QI 2021	6,000	Bomi	N.a.	N.a.	324,000	€54	Better characteristics (Logistics)
Rome (Rome Core)	Logistics	QI 2021	3,600	DC Italia	N.a.	N.a.	180,000	€50	Better characteristics (Logistics)
Rome (Rome Core)	Logistics	Q2 2020	4,100	Amazon	N.a.	N.a.	315,700	€77	Better characteristics (Logistics)
Santa Palomba (Rome Core)	Logistics	Q2 2020	15,000	CDF	6	N.a.	735,000	€49	Better characteristics (Logistics)
Fiumicino (Rome Core)	Logistics	Q4 2019	10,000	Cab-log	N.a.	N.a.	550,000	€55 (asking)	Better characteristics (Logistics)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE		NET INITIAL YIELD(%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Carrefour Santa Palomba (RO) (Century Portfolio)	Distribution & Logistics (Food)	Q3 2021	27,000	Sy	€1.03m		€15 mil	5.46%	€555/sqm	Similar
KKR Portfolio (TO, Ml, BG, VE, PC, RO)	Distribution & Logistics	Q3 2021	130,000	N.a.	N.a.	<€	120 mil	N.a.	€900/sqm ca.	Better characteristics (logistics)
Nero Portfolio (RO, BS, MB, FR, PY)	Distribution & Logistics	Ql 2021	203,000	N.a.	N.a.		€156 mil	5.30 (Stabilised)%	€768/sqm	Better characteristics (logistics) and Grade A
Eurozone Portfolio, Anagni, (FR)	Distribution & Logistics	Q4 2020	30,392	N.a.	N.a.		€21.8 mil	6.00%	€717/sqm	Better characteristics (logistics) and Grade A
Thunder II, Vignate (Ml) and Monterotondo (RM)	Distribution & Logistics	Q3 2020	33,000	N.a.	N.a.		€14.2 mil	N.a.	€430/sqm	Better characteristics (logistics)
Monterotondo (RM)	Distribution & Logistics	Q3 2020	12,000	Sy	€0.Sm		€8.5 mil	5.70 (GIY)%	€705/sqm	Better
Ziaco Portfolio; Rome and Pomezia (RM)	Distribution & Logistics	Q4 2019	44,000	2.2y	N.a.		€27.5 mil	6.18%	€630/sqm	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH6 - Marzano Bank Of America Europe DAC 01-Oct-2021

Marzano - Strada Provinciale,, Marzano PV, 27010, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,410,000
Market Value (per sm)	885
Net Initial Yield	5.31%
Reversionary Yield	4.53%
Equivalent Yield	4.75%
Gross Income (p.a.)	510,159
Gross Income (p.a.) (per sm)	54
*Adj. Gross Income	510,159
Adj. Gross Income (per sm)	54
Net Income (p.a.)	462,193
Net Income (p.a.) (per sm)	49
Gross Rental Value	465,500
Gross Rental Value (per sm)	49
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	9.59%

KEY FACTS
Metric	Value
Total Area (sm)	9,500

WAULT to Expiry by Rent	10.67
WAULT to Expiry by ERV	10.67
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Geodis	10.67	9,500	510,159	465,500	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	10.67	9,500	510,159	465,500	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH6 - Marzano Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARZANO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 8,410,000 (Eight Million Four Hundred Ten Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

STRADA PROVINCIALE, 27010 MARZANO (PV)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Access to both the A7 and A1 motorways with good visibility from the provincial road SS128	• High site coverage (> 50%)
• Stand-alone industrial area

• Good location within the Greater Milan Logistics Market, which is a Prime Market in Italy

• Recently built asset (2020) in good maintenance conditions

• Clear height in line with market standards for modern logistics buildings

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeita good covenant.

LOCATION & SITUATION

LOCATION	The Site is a logistic asset located within the Marzano municipality, approx. 1,5 km north of the residential village of Marzano (Province of Pavia) and it faces Provincial Road 128.

The surroundings of the Asset area are mainly characterized by the presence of agricultural areas: on northern and eastern side are situated other two logistic buildings, while on the southern and eastern side are situated agricultural areas.

The Asset is located about 30 km from Milano city center. It takes approximately 30 min to Linate Airport, and 1 hour to Malpensa and Orio al Serio (BG) Airports.

The Provincial road 128, which runs all beside the Asset, connects the Asset area to the Provincial road 412. The Provincial road 412 connects the area with Milano, while A1 motorway is accessible via Barriera Milano Sud located

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

about 15,7 km far and A7 motorway is accessible via Barriera Milano Ovest toll booth located 22,7 km north west. The nearest railway station is situated in Pavia which is about 13 km from the Asset location.

PROPERTY DESCRIPTION

DESCRIPTION	The Asset is built in 2020 and it is currently entirely leased to Geodis Italia.

From the TEDD prepared by Arcadis and dated 05 November 2021, we understand that the logistic building includes warehouse area, offices block with toilettes and canteen area. The external area is composed by manoeuvre, parking and green areas. There is no basement level.

The Property also includes an electrical cabin and a firefighting water tank.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider; electricity is supplied in MV Medium Voltage by the provider and the meter is located in the Cabin installed near the entrance gate; natural gas is supplied to the active heating stations located in dedicated technical rooms; sanitary hot water is generated through the electrical boilers installed mainly in the toilets/changing rooms while in the Canteen building is installed an external gas wall boiler; mechanical air extractors are installed in some toilets and ventilation fans and for each of the N.3 compartments are installed no.2 AHUs with a main metallic air distribution duct and textile distribution pipes; the heating of the main offices and warehouse are supplied by no.3 heating boilers while the cooling of the main offices and warehouse are supplied by no.3 Chillers installed on the west side; in the office fan coils are installed while in the toilets/changing rooms there are radiators; in the offices there are mainly installed dark lights with LED lamps in the false ceilings while in the warehouse storage area there are mainly installed ceiling- suspended lighting fixtures and LED lamps. Furthermore there are wall- mounted emergency lights with buffering batteries and external lighting is granted mainly through LED projectors mounted on the façade.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	2020
Eaves Height	12.15 m
No. of loading Doors	10
Loading Door Ratio (/1k sqm)	1.1
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	N.a.
Site Coverage Ratio	61%

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 05/11/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	9,500
Site Area		15,647

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 05 November 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”)

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We did not adopt an immediate CapEx plan and assumed a capital allowance of €2.50 starting 24 months after the valuation date being the assets recently delivered.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 5 November 2021, and no high- risk issues have been detected. However, a medium risk has been detected related to water management and flooding risk. It is recommended to perform regularly the chemical analysis in order to exclude the water management risk. Regarding flooding risk it is suggested to gather information and confirm no flooding events involved the site in the past.

TENURE	We were provided within the Technical and Environmental Due Diligence issued by Arcadis Spa and dated 05 November 2021, the Legal Due Diligence issued by Shearman & Sterling, dated 16 June 2020, PSPAs Agreement dated 17 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 16 June 2020 a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Geodis Italia S.p.A.

Lease Length:	6+6 starting from 01/06/2020

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Rent:	€510,159 (annual rent plus a certain quota for extraordinary works accounting to €468,187 and €41,972 respectively)

Rent Review:	N.a.

Break Option:	N.a.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COST SAND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €33,632 per annum, provided by Client

• Insurance equal to €7,702 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenue per annum, provided by Client

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 2.5 €/sqm p.a., assumed by CBRE

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €43 and €75 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Within the table appended, we would highlight letting comparable occurred within the areas of Lodi and Pavia of being of greatest relevance in terms of location.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	49

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we have targeted an equivalent yield of 4.75%, which indicates a capital rate per sq m of €885, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€8,410,000

(Eight Million Four Hundred Ten Thousand Euros)

Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.
We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.5%, resulting in a total value of €6,490,000 equating to a capital rate of €683 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €5,900,000, including demolition costs and fees, with an estimated blended construction rate of €521 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Villanterio	Logistics	Q3 2019	10,000	Logistica 93	—	N.a.	€560,000	€56.0	Superior
Carpiano	Logistics	Q4 2019	12,000	Cab-Log	—	N.a.	€540,000	€45.0	Similar
Casorate primo	Frozen Logistics	Q3 2020	117,500	Kuene + Nagel	6	n.a	€1,312,500	€75.0	Similar
Codogno	Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	€1.1m	€43.0	Similar
Tavazzano con Villavesco	Logistics	Q1 2021	14,500	Stef	6	3y	€768,500	€53.0	Superior
Borgo San Giovanni	Logistics	Q2 2021	4,242	Microdisegno	6+6	6y	€199,400	€47.0	Slightly superior
Monticelli d’Ongina	Retail	Q3 2021	30,649	Logistica Uno	N.a.	N.a.	€1,409,854	€46.0	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600	—	—	€80,000,000	6.40 (Chiari) 5.97 (Vigasio)”	% %	873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440	9 y	—	€110,000,000	5.50%		€789	Different deal: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752		Est. 1.6 mil.	€19,000,000	6.80%		€547	Worse quality and location
Tristan portfolio/ Celio Fund	Q1 2021	200,000	<6y WALB	n.a.	€156,000,000	< 4.50%		€780	Similar portfolio with core assets in Milan, Brescia, Pavia and Rome
Tavazzano con Villavesco	Q1 2021	10,950	—		€0	—		—	Better location
Pluto Portfolio	Q2 2021	55,730	—	—	n.a.	3.80%		n.a.	Better, properties are last mile in prime areas
Tavazzano con Villavesco	Q3 2021	14,458	6,2 y	€761,345	€15,500,000	—		€1,072	Better location

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH7 - Vignate Bank Of America Europe DAC 01-Oct-2021

Vignate - Strada Anticadi,, Cassano103, 20060, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,490,000
Market Value (per sm)	498
Net Initial Yield	4.61%
Reversionary Yield	7.28%
Equivalent Yield	5.50%
Gross Income (p.a.)	602,250
Gross Income (p.a.) (per sm)	29
*Adj. Gross Income	602,250
Adj. Gross Income (per sm)	29
Net Income (p.a.)	500,891
Net Income (p.a.) (per sm)	24
Gross Rental Value	948,600
Gross Rental Value (per sm)	45
Capital Expenditure	-2,344,860
Transaction Costs	3.50%
Over / Under Rented	-36.51%

KEY FACTS
Metric	Value
Total Area (sm)	21,080

WAULT to Expiry by Rent	6.42
WAULT to Expiry by ERV	6.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Logita	6.42	21,080	602,250	948,600	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	6.42	21,080	602,250	948,600	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH7 - Vignate Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VIGNATE

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 10,490,000 (Ten Million Four Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

SP CASSANESE, 104/106, VIGNATE (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•  Easy access to both A58 and A51 motorways

•  Clear height in line with market standards for modern logistics buildings

•  Clear height in line with market standards for modern logistics buildings

•  Good location within the Core Milan Logistics Market, which is a Prime Market in Italy

•  Low site coverage (< 50%)

• Poor manoeuvring area • Poor maintenance conditions • Access by a secondary road

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Vignate, a small town 20 km east of Milan, in Lombardy.

Vignate is a small town with a total population of approximately 9,310 inhabitants. The territory is crossed by Naviglio Martesana, that has allowed the development of numerous agricultural activities.

The surroundings of the Asset area are mainly characterized by the presence of other logistic buildings and agricultural areas: on northern and eastern side are situated other logistic buildings, while on the southern and eastern side are situated agricultural areas.

The subject property is located in an industrial area north of Vignate municipality, facing the Provincial Road SP103 Cassanese bis, approximately 800 m north of the city centre and 10 km east of Milan The Provincial Road Cassanese, which runs on the north side of the Asset, connects the Asset area to the A51 and A58 Highways, that are about 12 km and 10 km far respectively.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

As for public transportation, the nearest railway station is located in Vignate, approximately 2 km away respectively from the subject property, while a few bus stops (line Z401, which connects Melzo to Cernusco sul Naviglio) are located in the immediate surroundings. Furthermore, the international airport of Milano Linate is situated only 12 km far and Cassina de’ Pecchi M2 metro station is located 5 km north. It takes approximately 50 min to Malpensa and Orio al Serio (BG) Airports.

The area, finally, is characterized by a poor level of services such as bars and restaurants.

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 17 July 2020, the subject property consists in an industrial warehouse for logistics use situated in an industrial area north of Vignate, facing SP 103. It was built between 1980 and 1993 but has been subject to different refurbishment works over time (the last in 2020 concerning the removal of asbestos layer from the roof of a technical room and replacement with insulated layers on existing supports).

The logistic building includes warehouse area, offices, technical areas, toilettes and storage areas. The external area is composed by manoeuvre, parking and green areas. There is no basement level and the property also includes along its eastern side two annexed structures (forklifts area and cold storage room). The warehouse consists in a single-storey building formed by two adjoined sheds.

As we understand from the TEDD, the industrial pavement of the logistic buildings is made of cast in place concrete and partial replacement/renewal is needed, while bathrooms and offices are finished with ceramic tiles. The façade is plastered and finished surface is painted in red colour and some parts of the warehouse, technical rooms and offices are in disuse and result in poor condition with a lack of maintenance.

The TDD reports that Electricity is supplied in medium voltage (15kV) from a MV/LV Provider (ENEL) substation located near the entrance of the logistic complex; potable water is supplied to the toilets and the hot sanitary water is produced by electrical kettles but the toilets of the warehouse are in very bad situation; extraction fans are installed in the toilets while an AHU (Air Handling Unit) is probably installed in the office as by the evidence of air grids present in the office. Furthermore, a mechanical air extraction system is installed in the forklift recharging area and for the heating of the warehouse and office, are installed two heating stations with Diesel oil Boilers with a capacity each > 700kW. There are installed air handling units and air heaters inside the warehouse for each compartment. There are also N.2 chilled warehouse with a refrigeration unit each and we understand that in the office are installed fan coils on suspended ceiling, on the floor and radiator in the toilets/changing rooms. Finally, we read that in the offices there have been installed only in

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

some part dark lights with LED lamps in the false ceilings and old Fluorescent lamps are still present, while in the warehouse storage area, there are mainly installed ceiling-suspended lighting fixtures with fluorescent linear and metal halide lamps.

We understand that the electrical and special systems inside the building have been subject to refurbishment works in 2018 but the most part of the M&E systems are those installed on the ’90.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	1980 - 1993
Eaves Height	7 m
No. of loading Doors	11
Loading Door Ratio (/1k sqm)	0.5
Floor loading	N.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	93%
Site Coverage Ratio	48%

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 17/07/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	21,080
Site Area		—

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 17 July 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €2,250,000 for the full refurbishment of the asset (roof, floor, doors).

We have in fact been informed by Borrower that refurbishment works are intended to be carried out on the asset within next year; therefore, we applied a standard capital allowance of €2.50/sqm.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Phase I Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 3 November 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the potential contamination and asbestos containing materials. In order to assess the risk of potential contamination, it is suggested to remove and dispose of as waste the backfill soil in potential contamination hot spots. Regarding asbestos containing materials, it is recommended to implement/continue ACMs maintenance.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical and Environmental Due Diligence issued by Arcadis Spa and dated 17 July 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 29 July 2020, PSPAs Agreement dated 29 September 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 29 July 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Logita S.r.l.

Lease Length:	6+6 starting from 01/03/2016

Rent:	€602,250

Rent Review:	N.a.

Break Option:	06/05/2022 – 12-month prior Landlord served notice

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €86,330 per annum, provided by Client

• Insurance equal to €7,200 per annum, provided by Client

• Property Management equal to 0.80% of Rental Revenue per annum, assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 2.5 €/sqm p.a., provided by

Client Capital

Expenses

VALUATION METHODOLOGY – MARKET VALUE	• Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €2,250,000
• Letting Fees equating to 10% of Rental Revenue.

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €50 and €55 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

According to comparable table appended, we believe the subject property could achieve a slightly lower rental value with respect to letting transactions highlighted.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	45

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we have targeted an equivalent yield of 5.50%, which indicates a capital rate per sq m of €498, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report,

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€10,490,000

(Ten Million Four Hundred Ninety Thousand

Euros) Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.
We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.5%, resulting in a total value of €7,660,000 equating to a capital rate of €363 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €12,900,000, including demolition costs and fees, with an estimated blended construction rate of €503 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Vignate	—	Q1 2018	8,000	Cesped	—	—	€400,000	€50	Better
Vignate	Manufacturing	Q2 2019	3,800	TVS	—	—	€190,000	€50	Better
Vignate	Other	Q4 2020	25,000	Multilogistics	—	—	€1,375,00	€55	Better
Vignate	Retail	Q3 2020	9,000	Elpe	—	—	€468,000	€52	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Vignate	Q2 2019	7,000	—	—	€4,000,000	—	€571	Similar location
Trecate, NO	Q4 2020	162,235	15	—	>190 mil	<4.30%	>1,170	Better Tenancy and Building, Inferior Location
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—	52,500,000	5.20	€1,559	Similar assets, Inferior location
Liscate, Single Asset	Q3 2020	46,500	4.5 y	n.a.	€110,000,000	<5.20%	€763	Better
Pluto Portfolio	Q2 2021	55,730	—	—	n.a.	<4.50%	n.a.	Better tenancy and building

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH8 - Concorezzo Bank Of America Europe DAC 01-Oct-2021

Concorezzo - Via Cascina Giuseppina n. 6,, Concorezzo, Monza, 20863, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,260,000
Market Value (per sm)	395
Net Initial Yield	13.01%
Reversionary Yield	6.02%
Equivalent Yield	7.80%
Gross Income (p.a.)	482,400
Gross Income (p.a.) (per sm)	58
*Adj. Gross Income	482,400
Adj. Gross Income (per sm)	58
Net Income (p.a.)	439,574
Net Income (p.a.) (per sm)	53
Gross Rental Value	288,785
Gross Rental Value (per sm)	35
Capital Expenditure	-200,000
Transaction Costs	3.50%
Over / Under Rented	67.04%

KEY FACTS
Metric	Value
Total Area (sm)	8,251

WAULT to Expiry by Rent	12.35
WAULT to Expiry by ERV	12.35
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
HD Star	12.35	8,251	482,400	288,785	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—

Vacant	n/a	—	n/a	—	n/a

Total	12.35	8,251	482,400	288,785	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH8 - Concorezzo Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

CONCOREZZO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 3,260,000 (Three Million Two Hundred Sixty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CASCINA GIUSEPPINA, 6, CONCOREZZO (MB)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Strategic location: easy access to A51, A4 and A52 • Good location within the Core Milan Logistics Market, which is a Prime Market in Italy	• Poor manoeuvring area • Poor maintenance conditions • Clear height not in line with market standards for modern logistics buildings • High site coverage (> 50%)

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Concorezzo, a town 6 km north- east of Milan, in Lombardy.

Concorezzo is a municipality with a total population of approximately 15,803 inhabitants in the immediate surroundings of the city of Monza, from which it is about 6 km far.

The Site area is included in a mixed area, for both commercial and residential use. To the North, a transport company is located; just beyond Strada Provinciale Milano – Ibersago, to the West, there are few residential buildings. To the South, just beyond Via Monza, and to the East there are business activities and residential houses too.

The Logistic Building is located about 1km south of the centre of Concorezzo and approximately 10 min by car from Monza central station and about 45 min from Malpensa International Airport. The access is from Highway A4, and by the extra-urban road SP13, that connect the asset with the highway and Monza city center. The location of the subject property is strategic, with direct access to A51 Tangenziale Est di Milano only 1,6 km far, to A4 Torino- Trieste 12 km far and to A52 Tangenziale Nord di Milano 12 km far.

A few bus stops (line Z323, which connects Cologno Nord M2 to Vimercate) are located in the immediate surroundings.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The area, finally, is characterized by a poor level of services such as bars and restaurants.
PROPERTY DESCRIPTION
DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 06 March 2020, the subject property consists in an industrial warehouse for logistics use situated in an industrial area south of Concorezzo. It was built before 1979 and mainly consists of a storage area which is also open for retail, offices and back areas.

As we understand from the TEDD, the industrial pavement of the logistic buildings is realized in concrete, bathrooms of the warehouses and offices are finished in ceramic tiles and the façade of the warehouse buildings is mixed, being composed by bricks and prefabricated concrete. General maintenance conditions are poor.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider and the maintenance and the quality of the water are guaranteed by the provider normally up to the meter; electricity is supplied in low voltage by the provider and the utility meter is located in the electrical cabin located southeast of the logistic complex; sanitary hot water is generated through the electrical boilers installed in the toilets/changing rooms; heating and cooling are currently provided by split units only to some offices and back areas; the warehouse is also equipped with an air duct network and fan-coils which were supplied by no.3 heating stations and no.1 cooling station; In the offices and back areas, there are mainly installed a mixture of LED lamps (retail shop) and fluorescent fixtures and there are also wall-mounted emergency lights with buffering batteries.

We understand that the MEP systems have varying years of installation. The main electrical and plumbing system date back to 1997, the air heaters, sprinkler system, hydrant system and pump station have been installed in 2011 and the LED light fixtures of the warehouse have been installed in 2019. Overall, from a visual inspection, the main MEP systems result in fair condition with some plants near the end of their lifecycle.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built 1977- 1992 Refurbished in 1997 (Warehouse extension) 2011 (Small construction activities) 2017 (Canopy demolition Industrial building new urban examination)
Eaves Height	6,00 m - Big deposit Ground floor 7,10 m - Small deposit Ground floor 2,95 m - Offices 3,05 m - Small deposit 1st floor
No. of loading Doors	4
Loading Door Ratio (/1k sqm)	0.5
Floor loading	N.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	N.a.
Site Coverage Ratio	67%

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 06/03/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	8,251
Site Area		12,362

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 06 March 2020.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €200,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €200,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €44,995 (€5.45/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Environmental Due Diligence Report undertaken by Arcadis dated 3 November 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the potential contamination and environmental constraints. To exclude the potential risk of contamination and environmental constraints, it is suggested to request to the municipality an access to official documents for more details.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 06 March 2020 revised 20 April 2020, Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020, PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	HD Star

Lease Length:	9+6 starting from 01/02/2019

Rent:	€482,400

Rent Review:	None

Break Option:	The Tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes” (gravi motivi).

Incentives:	N.a.

Other	The Tenant shall be responsible for the ordinary maintenance of the Property, while the Landlord shall be responsible for the extraordinary maintenance of the Property

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €33,371 per annum, provided by Client

• Insurance equal to €3,184 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum,assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 5.45 €/sqm p.a., 12 months after valuation date as per TDD

Capital Expenses

• Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €200,000

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €50 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in Ciserano (BG) and Madone (BG) of being of greatest relevance in terms of location and as such, we believe the subject property could achieve a similar rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/sq m	35

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

For the valuation of this asset, we have targeted an equivalent yield of 7.80%, which indicates a capital rate per sq m of €395, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€3,260,000

(Three Million Two Hundred Sixty Thousand Euros)

Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 9-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 12 month current void and 9 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.
We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 8.8%, resulting in a total value of €1,650,000 equating to a capital rate of €194 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €4,800,000, including demolition costs and fees, with an estimated blended construction rate of €438 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Settala	E- commerce/ Omnichannel	Q4 2018	6,000	TNT	6	—	€270,000	€45	Better quality
Vignate	—	Q1 2018	8,000	Cesped	—	—	€400,000	€50	Better quality
Madone	Manufacturing	Q4 2019	5,000	—	—	—	€180,000	€36	Similar location
Sesto San Giovanni	—	Q3 2019	7,100	—	—	—	€333,700	€47	Similar location
Ciserano	E- commerce/ Omnichannel	Q1 2020	7,000	ROL Logistics	—	—	€252,000	€36	Similar location
Melzo	Retail	Q3 2020	28,714	Rhenus Logistics	7	—	€1,435,700	€50	Better location and building quality

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE		NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—		52,500,000	5.20	1,559	Better quality building
Liscate, Single Asset	Q3 2020	46,500	4.5 y	n.a.		€110,000,000	<5.20%	€763	Better quality and location
Roncello (MB)(Century Portfolio)	Q3 2021	27,000	5 y	€1.03m		€15 mil	5.46%	€555/sqm	Similar location
KKR Portfolio(TO, MI, BG, VE, PC, RO)	Q3 2021	130,000	N.a.	N.a.	<	€120 mil	N.a.	€900/sqm ca.	Better
Nero Portfolio(RO, BS, MB, FR, PV)	Q1 2021	203,000	N.a.	N.a.		€156 mil	5.30 (Stabilised)%	€768/sqm	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH9 - Capriata d’Orba Bank Of America Europe DAC 01-Oct-2021

Capriata d’Orba - SP 185 Cascina Alessandrina snc, Capriata d’Orbia (AL), 15060, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,930,000
Market Value (per sm)	448
Net Initial Yield	7.33%
Reversionary Yield	6.08%
Equivalent Yield	6.10%
Gross Income (p.a.)	337,521
Gross Income (p.a.) (per sm)	38
*Adj. Gross Income	337,521
Adj. Gross Income (per sm)	38
Net Income (p.a.)	297,816
Net Income (p.a.) (per sm)	34
Gross Rental Value	307,125
Gross Rental Value (per sm)	35
Capital Expenditure	-150,000
Transaction Costs	3.50%
Over / Under Rented	9.90%

KEY FACTS
Metric	Value
Total Area (sm)	8,775

WAULT to Expiry by Rent	6.57
WAULT to Expiry by ERV	6.64
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
STAR	8.26	5,110	0,570	8,850	56.5%
PAREDES	4.39	3,665	146,951	128,275	43.5%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	6.64	8,775	337,521	307,125	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH9 - Capriata d’Orba Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

CAPRIATA D’ORBA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 3,930,000 (Three Million Nine Hundred Thirty Thousand Euros)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

PROPERTY REPORT

SP 185 CASCINA ALESSANDRINA, 15060 CAPRIATA D’ORBA (AL)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS
STRENGTHS	WEAKNESSES
• Doors on both side of the buildings; • Low site coverage (< 50%): • 9 meters clear height; • Good manoeuvring area; • Fully let building;	• Secondary logistics area, outside the main Italian motorways • Fair accessibility, access to the property is granted by provincial roads; • Poor level of services in the surroundings

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants;	• High uncertainty regarding the market take up period in case of release of the units by present tenants;

• Central position between Turin and Milan (110 km) and 65 km from Genoa

LOCATION & SITUATION

LOCATION	The subject property is located in Capriata d’Orba, a north of Ovada and at circa 25 km south of Tortona (pop. 27,300) within the province of Alessandria in the Piedmont Region.

Capriata d’Orba is a small municipality of about 1,835 inhabitants and its accessibility is granted by the Ovada junction of the A26 highway located at about 10km south and the Novi Ligure junction of the A7 highway at about 17 km northeast of the subject property. Accesses to the subject property from these highways are via provincial roads.

More precisely, the property is situated in Sp 185 Cascina Alessandrina, next to an industrial area west to the center of Capriata d’Orba, from which it is divided by A26 Genova- Gravellona Toce motorway. The building is located approx. 30 min. by car from Alessandria central station and about 95 min. from Torino Caselle Airport or Milano Malpensa Airport. The access is from Highway A7 and A26, that connect the asset with Alessandria city center.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

The surroundings are mainly characterized by agricultural fields.

The level of additional services such as bars and restaurants is poor, as well as the presence of public transportation in the area, with Predosa railway station about 3,1 km far from the subject property.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building built in 2004 and composed by a warehouse and a part dedicated to offices.

The TDD report prepared by Arcadis and dated 6th March 2020 reports that the building has been realized inside an industrial area, surrounded on one side by another industrial building, on one side by SP185 and by another by a greenfield of the same property. The external area of the property includes manoeuvre areas and green areas and parking areas.

The abovementioned TDD reports that the structure is composed by prefabricated concrete beams and pillars. The roof above the warehouse is covered metal sheet and skylights; the industrial pavement of the logistic buildings is realized in concrete, while bathrooms of the warehouses and offices are finished in ceramic tiles.

The TDD reports that potable water is supplied from the well located in the greenfield close to the logistic complex and there is available one meter; electricity is supplied in low voltage (LV) from a ENEL MV / LV substation to the electrical meters cabinet installed near the main access to the logistic complex; Sanitary hot water is generated through both the electrical boilers installed in the toilets/changing rooms; Heating is supplied by no. 1 heating installed on the wall close to the main entrance in the offices, to feed the radiators installed in the offices and toilets/changing rooms; in the offices there are mainly installed darklights with fluorescent lamps in the false ceilings while in the warehouse storage area, there are mainly installed ceiling-suspended lighting fixtures with fluorescent lamps in the Lot B3 and the LEDS lamps in the Lots B1 and B2; there are also wall-mounted emergency lights with buffering batteries.

We understand that the main mechanical and electrical systems have varying years of installation, mainly ranging from 2003- 2005 (main electrical system, firefighting system and Methane gas supply system and Heating station) to 2015/16 (Emergency Lighting system and Smoke detection system). Overall from a visual inspection, the main MEP systems result in fair to good condition depending on the area.

We understand from the TDD prepared by Arcadis that the subject property is in an overall good state of maintenance.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	2004
Eaves Height	9 m
No. of loading Doors	37
Loading Door Ratio (/1k sqm)	3.3
Floor loading	N.a.
Cross-Dock	Front loading
Warehouse (% of GLA)	98%
Site Coverage Ratio	34%

We have not been provided with a Technical Due Diligence Report.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 06/03/2020 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	8,775
Site Area		—

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 6th March 2020.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €150,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €150,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €20,602 (€2.35/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 6th March 2020 and no high-risk issues have been detected. However, a medium risk has been detected related to the wastewater discharges. To exclude the risk, it is suggested to provide evidence of the missing authorization/permit for sanitary wastewater discharge and evidence of the respect of any related requirement.

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 06 March 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020; PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Paredes Italia

Lease Length:	6+6 starting from 01/02/2014

Rent:	€106,198

Rent Review:	N.a.

Break Option:	The Tenant may terminate the Lease Agreement at any time by six- month prior written notice for “serious causes” (gravi motivi).

Incentives:	N.a.

Tenant Name:	Paredes Italia

Lease Length:	6+6 starting from 02/04/2014

Rent:	€40,753

Rent Review:	N.a.

Break Option:	The Tenant may terminate the Lease Agreement at any time by six- month prior written notice for “serious causes” (gravi motivi).

Incentives:	N.a.

Tenant Name:	Star

Lease Length:	6+6 starting from 02/01/2018

Rent:	€190,570

Rent Review:	N.a.

Break Option:	From 02/01/2022. 6mo notice/ Notice not served

Incentives:	N.a.
MARKET COMMENTARY
OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.
VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:
Revenue Deductions

• Property Tax equal to €32,895 per annum, provided by Client

• Insurance equal to €2,422 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum,assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 2.35 €/sqm p.a., as per TDD starting 12 months after valuation date.

Capital Expenses

• Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €150,000

• Letting Fees equating to 10% of Rental Revenue.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €50 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	35

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

The subject area is characterised by the presence of numerous logistics and light industrial settlements located within a consolidated agricultural context. However it is considerate a secondary logistics area, outside of the main Italian Motorways (A1, A4) and therefore slightly higher yields are applied with respect to Italian prime yields. Hence we have applied an equivalent yield of 6.10%. We consider such yield to be in line with secondary location logistics buildings such as the subject property.

For the valuation of this asset, we adopted and Equivalent Yield of 6.10% which indicates a capital rate per sq m of approx. €450, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€3,930,000

(Three Million Nine Hundred Thirty Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

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EUROPE DAC

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7.1%, resulting in a total value of €2,850,000 equating to a capital rate of €325 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 13 December 2021 in which the total reinstatement cost is estimated to be equal to €6,000,000, including demolition costs and fees, with an estimated blended construction rate of €571 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

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EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M
Rivalta Scrivia	Logistics	Q2 2019	12,000	—	—	N.a.	€480,000	40
Novara	Logistics	Q1 2019	4,000	—	—	N.a.	€160,000	40
Tortona	Logistics	Q1 2019	5,200	—	—	N.a.	€260,000	50
Carisio	Logistics	Q4 2018	10,000	—	—	N.a.	€410,000	41
Santa Vittoria D’alba	Logistics	Q3 2020	12,000	—	—	N.a.	N.a.	n.a.

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EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600	—	—	€80,000,000	6.40 (Chiari) 5.97 (Vigasio)”	% %	873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440	9 y	—	€110,000,000	5.50%		€789	Worse: Massalengo & Ospitaletto are 2 developments.
Capriata d’Orba	Q3 2020	8,775	3.1	—	€2,422,000	12,21%		€276	Subject property
Pluto	Q2 2021	55,730	—	—	n.a.	3.80%		n.a.	Better, properties are last mile in prime areas

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AMERICA EUROPE DAC

CAPRIATA LAND

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 835,000 (Eight Hundred Thirty Five Thousand)

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AMERICA EUROPE DAC

PROPERTY REPORT

SP 185 CASCINA ALESSANDRINA, 15060 CAPRIATA D’ORBA (AL)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	13/10/2021	01/10/2021	GREENFIELD

KEY VALUATION FACTORS
STRENGTHS	WEAKNESSES
• Located in proximity to other logistics buildings;	• Urbanization works partially realized and partially not tested

• Presence of a valid urban agreement	• Secondary logistics area, outside the main Italian motorways

• Fair accessibility, access to the property is granted by provincial roads;

• Poor level of services in the surroundingsPoor level of services in the surroundings

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Deterioration of the property market.
• Lack of demand for buildable lands;

• Potential for expansion

LOCATION & SITUATION

LOCATION	The subject property is located in Capriata d’Orba, at north of Ovada and at circa 25 km south of Tortona (pop. 27,300) within the province of Alessandria in the Piedmont Region.

Capriata d’Orba is a small municipality of about 1,835 inhabitants and its accessibility is granted by the Ovada junction of the A26 highway located at about 10km south and the Novi Ligure junction of the A7 highway at about 17 km northeast of the subject property. Accesses to the subject property from these highways are via provincial roads.

More precisely, the property is situated in Sp 185 Cascina Alessandrina, next to an industrial area west to the center of Capriata d’Orba, from which it is divided by A26 Genova- Gravellona Toce motorway. The land is located approx. 30 min. by car from Alessandria central station and about 95 min. from Torino Caselle Airport or Milano Malpensa Airport. The access is from Highway A7 and A26, that connect the asset with Alessandria city center.

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AMERICA EUROPE DAC

To the North, two logistic buildings are located, followed by agricultural fields and undeveloped areas. To the East, agricultural fields and undeveloped areas are located, with some scattered buildings (e.g. farmhouses); the A26 highway (named “Autostrada dei Trafori”) is located approx. 370 m east of the Site. To the West, other fields and undeveloped areas are located, just beyond the provincial road SP185 that adjoins the Site area. To the South, beyond Strada Oltre Orba road, some residential houses are located, as well as agricultural fields and undeveloped areas; some logistic and productive activities (e.g. Saiwa plant) are present in south-east direction, approx. 300 m far from the Site.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a greenfield surrounded on one side by two industrial buildings, on one side by SP185 and by another by Strada Oltre Orba.

The TDD report prepared by Arcadis and dated 20th April 2020 reports that the property is a greenfield, where some urbanization works have been carried out, which have not yet been completed. The area is mostly a greenfield where vegetation grows freely.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	N.a.
Eaves Height	N.a.
No. of loading Doors	N.a.
Loading Door Ratio (/1k sqm)	N.a.
Floor loading	N.a.
Cross-Dock	N.a.
Warehouse (% of GLA)	N.a.
Site Coverage Ratio	N.a.

ACCOMMODATION

We have not been provided with a Technical Due Diligence Report.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”. These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	20,877
Site Area		41,753

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th April 2020.

We have been provided with Technical Due Diligence Report (TEDD) undertaken by Arcadis dated 06th March 2021 in which the area is indicated as a greenfield, where some urbanization works have been carried out, which have not yet been completed.

The area is mostly a greenfield where vegetation grows freely.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical and Environmental Due Diligence Report undertaken by Arcadis dated 20 April 2020, and no high- risk issues have been detected.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa dated 20 April 2020; PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the cadastral titles have been completed prior to closing of each acquisition; and

• currently no amnesty cadastral procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Technical Due Diligence issued by Arcadis Spa dated 20 April 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”) and we understand that the property is fully vacant.

MARKET COMMENTARY

OCCUPATIONA LMARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	We have valued the land using Sale Comparison Approach. Therefore we did not consider any costs.

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AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE	As we have not been informed of any approved development plan and we have not been provided with details regarding the site, buildable areas and development costs we adopted, in order to arrive at our opinion of value, a comparison approach.

Please note that the Italian land market is characterised by a general lack of transparency, due to the fact that most of the land transactions are agreed off market. Land prices vary based on the location, position, size as well as urbanization status of the land, surrounding area, brownfields vs greenfields, etc.

Generally, areas within established industrial zones and/or logistics parks in proximity to densely populated cities - where there is scarce and limited availability of buildable land - achieve higher values. From our market analysis, we note that there is a direct correlation between the values of industrial zoned lands and the trend of the industrial/logistics market.

In our market analysis, we took into consideration a number of comparable evidences currently on sale, asking prices of industrial land plots, within proximity of the subject Property and along the wider Alessandria area.

Taking in consideration the wide dimension of the subject property we also took in consideration its fair accessibility and its location within a small industrial/agricultural area. It is provided from SP185 and in significant proximity to A26 Highway, allowing to reach Alessandria city centre within 35 minutes.

Our overall approach results in a blended capital rate per sqm of €20 which falls within our comparable evidence and from our point of view is in line with the market trend in that area.

The adoption of a capital value of €20 psm of land area results in a total market value of €835,000.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

PROPERTY NAME: CAPRIATA LAND

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR )
Via Pace – Capriata d’Orba	Land Plot for Logistic Development	Q3 2021	1,400	NA	NA	€63,000	NA	€45	Similar
Via Ovada – Predosa	Land Plot for Logistic Development	Q3 2021	2,610	NA	NA	€99,000	NA	€38	Similar
Via Massimiliano Spinola – Tassarolo	Land Plot for Logistic Development	Q3 2021	1,700	NA	NA	€36,000	NA	€21	Worse
Via Lavagello – Castelletto d’Orba	Land Plot for Logistic Development	Q3 2021	3,660	NA	NA	€130,000	NA	€36	Similar

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH10 - Tavazzano Bank Of America Europe DAC 01-Oct-2021

Tavazzano - Via Ettore Majorana, 2,, Tavazzano, 26838, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,890,000
Market Value (per sm)	993
Net Initial Yield	4.83%
Reversionary Yield	4.16%
Equivalent Yield	4.00%
Gross Income (p.a.)	658,260
Gross Income (p.a.) (per sm)	60
*Adj. Gross Income	658,260
Adj. Gross Income (per sm)	60
Net Income (p.a.)	544,700
Net Income (p.a.) (per sm)	50
Gross Rental Value	581,410
Gross Rental Value (per sm)	53
Capital Expenditure	-58,141
Transaction Costs	3.50%
Over / Under Rented	13.22%

KEY FACTS
Metric	Value
Total Area (sm)	10,970

WAULT to Expiry by Rent	0.27
WAULT to Expiry by ERV	0.27
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Zampieri Holdings	0.27	10,970	658,260	581,410	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	0.27	10,970	658,260	581,410	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH10 - Tavazzano Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TAVAZZANO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 10,890,000 (Ten Million Eight Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA ATTILIO ORECCHIA, 26838 TAVAZZANO CON VILLAVESCO (LO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Easy access to both the A58 and A1 motorways with good visibility from the provincial road SS9

•   Good location within the Greater Milan Logistics Market, which is a Prime Market in Italy

•   Clear height in line with market standards for modern logistics buildings

• High site coverage (> 50%)

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Tavazzano, a municipality south of Lodi. The subject property is located approximately 30 kilometres south-east of Milan.

Tavazzano is a small municipality of about 5,777 inhabitants and is characterized by the presence of an important thermal power plant and a large logistics area that collects a good part of the industries of Tavazzano.

More precisely, the property is situated in Via Attilio Orecchia, close to the SS9 (“Via Emilia”), a former Roman road, running from Rimini to Milan.

In particular, the subject property is located approximately 2.2 km from the centre of Tavazzano and approximately 3.5 km from the “Vizzolo Predabissi” motorway exit of the A58-TEEM (“Tangenziale Est Esterna”) – the external ring road of Milan – and some 6.3 km from the A1 (“Autostrada del Sole”). The A1 is the longest Italian motorway connecting Milano to Napoli through Bologna, Firenze and Roma running for 759.4 km and crossing the major motorways A21- A22 - A14 as well as the southern ring road of Milano (A50).

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AMERICA EUROPE DAC

The surroundings are mainly characterized by agricultural fields and partially by small sized industrial/light industrial properties.

The level of additional services such as bars and restaurants is fair, with a few restaurants in the proximities. Concerning the presence of public transportation in the area, it can be considered fair as well, with Tavazzano railway station about 1,2 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Milano Malpensa international airport is about 80 km north west.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building whose construction started in 2010 and then stopped in 2017. However, we understand from the TDD report prepared by Arcadis and dated 22nd January 2021 that as per declaration of initial Clerk of Works Arch. Fulvio Battaglia drafted on 27/07/2017, by means of the Building Permit 14/10 issued on 16/11/2010 the works concerning the prefabricated structure were completed limited to: roof, walls, beams and columns, foundations and lot fence, whilst the remaining ones were completed between 2017-2018.

The TDD report prepared by Arcadis reports that the asset is composed of a unique warehouse with two adjoining compartments of approx. 4800 sqm each: the northern compartment includes a forklift battery recharging room and offices and toilets at ground and first floors, whilst the southern compartment includes a staircase and a mezzanine level that are in a shell & core configuration. There are 37 loading bays in total and 2 doors.

Furthermore the abovementioned TDD reports that the roof is entirely occupied by a photovoltaic plant, not object of this present Due Diligence, and accessible by a metal ladder placed at north-west side. Small portion of the roof, where the parapet is lower, is equipped whit safety line. The electrical and photovoltaic cabins (this one excluded from the sale and out of the DD scope) and the firefighting pump station are located externally at north side. The external area of the complex is mainly made by concrete pavement where there is the loading/unloading area and small asphalted and green portions all around the perimeter.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider the maintenance and the quality of the water are guaranteed by the water provider normally up to the meter; electricity is supplied to the logistic complex in Low Voltage (LV); sanitary hot water is generated through the electrical boilers installed mainly in the toilets/changing rooms; mechanical air extractors in toilets and ventilation fans are installed, while the ventilation of the forklift battery recharging area is also granted through natural ventilation through grilled windows; no Heating and Cooling is provided for the warehouse while the heating and cooling of the office spaces is granted by a heat pump system with n. 3 external air condensing units. Furthermore, there is a photovoltaic (PV) plant installed on the roof of the

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AMERICA EUROPE DAC

building; in the warehouse area, there are ceiling mounted LED lighting fixtures and in the office areas mainly led tube light fixtures and dark lights in the false ceiling are installed.

We understand that the installation of MEP systems has been completed in 2017-2018 and result in fair maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Structures – 2010 Warehouse internal works: 2017 Office at first floor: 2018
Eaves Height	11,7 m
No. of loading Doors	37
Loading Door Ratio (/1k sqm)	3.3
Floor loading	5,000 kg/sqm
Cross-Dock	Double - sided
Warehouse (% of GLA)	83%
Site Coverage Ratio	51%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/01/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	10,970
Site Area		—

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd January 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”)

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not adopt any immediate CapEx figure but a capital allowance, based on the information included within the Technical Due Diligence, of €57,885 (€5.28/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 January 2021, and no high- risk issues have been detected.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 22 January 2021, Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021, PSPAs Agreement dated 18 February 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Zampieri Holding

Lease Length:	From 07/05/2021 to 06/01/2022

Rent:	€658,260

Rent Review:	N.a.

Break Option:	Notice served. We have assumed 3 months of void upon lease expiry and 6 months of Free Rent as incentive to secure a 6+6 lease agreement.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €39,941 per annum, provided by Client

• Insurance equal to €7,140 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 5.28 €/sqm p.a., as per TDD Capital Expenses

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €56 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in Villanterio (PV) of being of greatest relevance in terms of location and size and as such, we believe the subject property could achieve a similar rental value.

We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates indicated by the comparable evidence:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	53

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we have targeted a reversion of 4.15%, which indicates a capital rate per sq m of €993, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report,

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€10,890,000

(Ten Million Eight Hundred Ninety Thousand

Euros)Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 4 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 4 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 4.5%, resulting in a total value of €9,560,000 equating to a capital rate of €871 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 January 2021 in which the total reinstatement cost is estimated to be equal to €5,900,000, including demolition costs and fees, with an estimated blended construction rate of €436 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQM	COMPARABLE VS SUBJECT PROPERTY
Belgioioso – Pavia	Stocking Logistics	Q2 2021	47,000	Aosom		N.a.	N.a.	45.0	Similar location, inferior quality
Codogno – Lodi	Stocking Logistics	Q1 2021	25,680	Number 1	6+6	N.a.	N.a.	43.0	Similar location
Broni – Pavia	Stocking Logistics	Q4 2020	31,500	Ceva logistics		N.a.	N.a.	44 est	Similar location, inferior quality
Belgioioso – Pavia	Stocking Logistics	Q3 2020	56,761	TT Europa	6+6	N.a.	N.a.	44.0	Similar location, inferior quality
Marzano – Pavia	Stocking Logistics	Q2 2020	9,575	Geodis	6+6	N.a.	N.a.	49.0	Similar location
Broni – Pavia	Stocking Logistics	Q1 2020	11,087	Columbus	6+6	N.a.	N.a.	44.5	Similar location
Brembio – Lodi	Logistics	Q3 2019	25,000	Bn Document Logistics Srl	6+6	N.a.	N.a.	40.0	Similar location, inferior quality
Villanterio – Pavia	Logistics	Q3 2019	10,000	Logistica 93	—	N.a.	N.a.	56.0	Similar location, better quality

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA		WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQM	COMPARABLE VS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600		—	—	€80,000,000	6.40 (Chiari 5.97 (Vigasio	% ) % )”	873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440		9 y	—	€110,000,000	5.50%		€789	Worse: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752			Est. 1.6 mil.	€19,000,000	6.80%		€547	Worse quality and location
Tristan portfolio/Celio Fund	Q1 2021	200,000		<6y WALB	n.a.	€156,000,000	< 4.50%		€780	Similar portfolio with core assets in Milan, Brescia, Pavia and Rome
Tavazzano con Villavesco (Eurocomps Portfolio)	Q1 2021	10,950 (24,157 total	)	—		€21,400,000	5.20%		€886	Better location, property in Tavazzano Vacant
Tavazzano con Villavesco (Century Portfolio)	Q3 2021	14,458		6,2 y	€761,345	€15,500,000	—		€1,072	Better, Grade A, longer WAULT

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH11 - Siziano 1 Bank Of America Europe DAC 01-Oct-2021

Siziano 1 - Via Monte Bianco snc,, Siziano, 27010, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,010,000
Market Value (per sm)	606
Net Initial Yield	2.88%
Reversionary Yield	4.71%
Equivalent Yield	4.10%
Gross Income (p.a.)	375,000
Gross Income (p.a.) (per sm)	28
*Adj. Gross Income	375,000
Adj. Gross Income (per sm)	28
Net Income (p.a.)	238,293
Net Income (p.a.) (per sm)	18
Gross Rental Value	528,600
Gross Rental Value (per sm)	40
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-29.06%

KEY FACTS
Metric	Value
Total Area (sm)	13,215

WAULT to Expiry by Rent	10.01
WAULT to Expiry by ERV	10.01
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Tiesse	10.01	13,215	375,000	528,600	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	10.01	13,215	375,000	528,600	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH11 - Siziano 1 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SIZIANO 1

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 8,010,000 (Eight Million Ten Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA MONTE BIANCO SNC, 27010 SIZIANO (PV)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS
STRENGTHS	WEAKNESSES
• Easy access to A1 and A7	• High site coverage (> 50%)

• Clear height in line with market standards for modern logistics buildings	• Access from a secondary road
• Fair maintenance conditions of someareas of the warehouse

• Good location within the Greater Milan Logistics Market, which is a Prime Market in Italy

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Deterioration of the property market.
• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION	The subject property is located in Siziano, a small town 30 km south of Milan, Lombardy.

Siziano is a small municipality with a total population of approximately 6,184 inhabitants in Pavia province, from which it is 21 km far. The municipality is located between A7 Milano- Genova and A1 Autostrada del Sole motorways, while A50 Tangenziale Ovest di Milano runs to the north.

The Logistic Building is located in an industrial area the eastern part of the municipality of Siziano, approx. 1.0 km far from the city center and 14 km north-east of Pavia (the main city of the area). It is 11 km far from A7 motorway and 20 km far from A1 Autostrada del Sole and it is connected to the city of Pavia to the south thanks to Via Circonvallazione. International airport of Milano Linate is located about 27 km north and the nearest train station is the one of Villamaggiore, 3,2 km away from the subject property.

The area is characterized by a poor level of services such as bars and restaurants and of public transportation stops. Other two industrial areas are located in the proximities, about 2 km far.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 22 January 2021, the subject property consists in a logistic building that includes a warehouse, offices and toilettes at ground and first floor and shell and core mezzanine at first floor. The technical rooms, guardhouse and the firefighting pump station are located in separate blocks and are in common with other buildings.

The external area is composed by a concrete portion and a small green portion and the property is bordered by plots of land on the east pat and by other buildings on the north, south and west part.

As we understand from the TEDD, the building is composed by prefabricated structures with a structural mesh of 17.92 x 16.22 lm. The perimeter walls are made with 28 cm thick prefabricated panels cast in place with horizontal and vertical warps. On the perimeter of the building there are some panel supporting pillars. The foundations consist of isolated plinths and continuous foundations of the perimeter walls. The load-bearing structure of the roof has been realized with prefabricated elements in prestressed reinforced concrete, “V” type tiles with tubular structure are resting on structural beams, the connection between the tiles is ensured by reinforced concrete gables.

The floor inside the warehouse area is composed by an industrial pavement made out of concrete cast in place with junctions. It appears to be in a fair to good condition with only some minor cracks. The horizontal signage inside the warehouse is in a good maintenance condition. The floor in the office area is finished with floating tiles and has been found in a good condition, while the floors in the bathrooms and other services area are finished in ceramic tiles and have been found in fair conditions.

The TDD reports that potable water is provided by the local water company; Electricity is supplied in Low Voltage (LV) from the supplier electrical cabin to the electrical meter; Heating and Cooling are supplied by no. 3 Heat pump units to the offices; in the offices mainly darklights with fluorescent lamps are installed in the false ceilings, while in the warehouse the metal halide lamps are being changed with LED lamps and on warehouse façade are mounted external projectors with LED lamps.

We understand that the main MEP systems (HVAC system, electrical system, special systems, etc.) date back to 2013. Overall, the MEP systems result in fair condition considering their age.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2009 Refurbished in 2019
Eaves Height	11 m
No. of loading Doors	28
Loading Door Ratio (/1k sqm)	2.0
Floor loading	5,000 kg/mq
Cross-Dock	Double sided
Warehouse (% of GLA)	87%
Site Coverage Ratio	89%

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have not been provided with a Technical Due Diligence Report.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/01/2021 and we detected a slight discrepancy higher than 5%. Therefore, we considered the GLA provided by Borrower not reliable, and we assumed the area reported within the abovementioned TDD report.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	11,141
	Shell an core	1,485
	Office	589
TOTAL	—	13,215
Site Area		—

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22 January 2021.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with a CapEx budget (excel file “Thunder Financing II - CBRE Q&A”)

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not adopted an immediate CapEx figure therefore a capital allowance, based on the information included within the Technical Due Diligence, of €80,481 (€6.09/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 January 2021, and no high- risk issues have been detected.

TENURE	We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 22 January 2021, Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021, PSPAs Agreement dated 18 February 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

• all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

• currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Tiesse

Lease Length:	6+6 starting from 01/10/2019

Rent:	€375,000

Rent Review:	100% CPI ISTAT

Break Option:	6mo rolling break starting in Oct-23

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONA LMARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €44,213 per annum, provided by Client

• Insurance equal to €7,140 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum,assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according toltalian Law

• Provisions for extraordinary Maintenance equal to 6.09 €/sqm p.a., as per TDD

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Capital Expenses

• Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the area within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €60 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the two letting transactions in Siziano e Corteolona e Genzone which we believe are more relevant to the subject property in terms of location (Pavia), characteristics (logistic use, not BTS). Other comparables presents are superior as they represent courier or BTS characteristics (Lacchiarella and Landriano) or are situated within the Broni Business Park.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Logistic Warehouse	EUR/ sq m	40

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would refer to the latest transaction of Tristan Portfolio, acquired by GLP Europe, which included a logistic warehouse in Casorate Primo (PV). Nevertheless, we would consider the comparable as superior in terms of state of repair and tenancy (longer WAULT and not under a rolling break), therefore if put on the market we would expect the subject property to reflect a lower capital value.

For the valuation of this asset, we have targeted an equivalent yield of 4.1%, resulting in a Market Value, after purchasers’ costs equating to 3.5%, as at the date of our valuation of:

€8,010,000

(Eight Million Ten Thousand Euros) Exclusive of VAT

This equates to a net initial yield of 2.87% and a capital rate per sq m of 606.

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6%, resulting in a total value of €6,840,000 equating to a capital rate of €518 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 January 2021 in which the total reinstatement cost is estimated to be equal to €7,000,000, including demolition costs and fees, with an estimated blended construction rate of €432 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABL EVS SUBJECT PROPERTY
Lacchiarella, MI	Courier/Last Mile	Q2 2019	10,000	DHL	n.a.	n.a.	€450,000	€45	Better, Courier characteristics
Siziano, PV	Retail	Q4 2019	22,000	San Carlo	12	—	€1,100,000	€50	Better
Siziano, PV	Manufacturing	Q4 2020	10,000	Lindbergh	—	—	€400,000	€40	Similar location (Siziano 2)
Landriano, PV	E-commerce/ Omnichannel	Q4 2020	11,100	OneExpress	—	—	€666,000	€60	Better, BTS characteristics
Corteolona e Genzone, PV	Distribution& Logistics	Q1 2020	22,000	Gruber Logistics	—	—	€880,000	€40	Similar typology, worse location
Belgioioso, PV	Distribution& Logistics	Q2 2021	47,000	Aosom	—	—	€2,115,000	€45	Better location (within Akno Business Park)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQ M	COMPARABLE VSSUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600	—	—	€80,000,000	6.40 (Chiari) 5.97 (Vigasio)”	% %	873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440	9 y	—	€110,000,000	5.50%		€789	Worse: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752		Est. 1.6 mil.	€19,000,000	6.80%		€547	Worse quality and location
Tristan portfolio/Celio Fund	Q1 2021	200,000	<6y WALB	n.a.	€156,000,000	< 4.50%		€780	Similar portfolio with core assets in Milan, Brescia, Pavia and Rome
Tavazzano con Villavesco (Eurocomps Portfolio)	Q1 2021	10,950 (24,157 total)	—		€21,400,000	5.20%		€886	Better location, property in Tavazzano Vacant
Tavazzano con Villavesco (Century Portfolio)	Q3 2021	14,458	6,2 y	€761,345	€15,500,000	—		€1,072	Better, Grade A, longer WAULT

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH12 - Siziano 2 Bank Of America Europe DAC 01-Oct-2021

Siziano 2 - Via Monte Bianco snc,, Siziano, 27010, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,440,000
Market Value (per sm)	779
Net Initial Yield	3.64%
Reversionary Yield	4.38%
Equivalent Yield	4.10%
Gross Income (p.a.)	400,000
Gross Income (p.a.) (per sm)	37
*Adj. Gross Income	400,000
Adj. Gross Income (per sm)	37
Net Income (p.a.)	317,702
Net Income (p.a.) (per sm)	29
Gross Rental Value	465,647
Gross Rental Value (per sm)	43
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-14.10%

KEY FACTS
Metric	Value
Total Area (sm)	10,829

WAULT to Expiry by Rent	11.67
WAULT to Expiry by ERV	11.67
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Lindebergh Spa	11.67	10,829	400,000	465,647	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.67	10,829	400,000	465,647	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH12 - Siziano 2 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SIZIANO 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€8,440,000 (Eight Million Four Hundred Forty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA MONTE BIANCO SNC, 27010 SIZIANO (PV)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	12/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to A1 and A7 • Clear height in line with market standards for modern logistics buildings • Good location within the Greater Milan Logistics Market, which is a Prime Market in Italy	• High site coverage (> 50%) • Main entrance from a narrow secondary road and secondary entrance from a private one • Fair maintenance conditions of some areas of the warehouse

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in Siziano, a small town 30 km south of Milan, Lombardy.

Siziano is a small municipality with a total population of approximately 6,184 inhabitants in Pavia province, from which it is 21 km far. The municipality is located between A7 Milano- Genova and A1 Autostrada del Sole motorways, while A50 Tangenziale Ovest di Milano runs to the north.

The Logistic Building is located in an industrial area the eastern part of the municipality of Siziano, approx. 1.0 km far from the city center and 14 km north-east of Pavia (the main city of the area). It is 11 km far from A7 motorway and 20 km far from A1 Autostrada del Sole and it is connected to the city of Pavia to the south thanks to Via Circonvallazione. International airport of Milano Linate is located about 27 km north and the nearest train station is the one of Villamaggiore, 3,2 km away from the subject property.

The area is characterized by a poor level of services such as bars and restaurants and of public transportation stops. Other two industrial areas are located in the proximities, about 2 km far and the property is bordered by plots of land on the south pat and by other buildings on the north, east and west part.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	As we understand from the Technical and Environmental Due Diligence (TEDD) report carried out by Arcadis and dated 22 January 2021, the subject property consists in logistic building that includes a warehouse, offices and toilettes at ground at first floor and shell and core mezzanine at first floor. The technical rooms and the firefighting pump station are located in separate blocks.

The external area is composed by a concrete portion and a small green portion and the property is bordered by plots of land on the east pat and by other buildings on the north, south and west part.

As we understand from the TEDD, the building is composed by prefabricated structures with a structural mesh of 17.92 x 16.22 lm. The perimeter walls are made with 28 cm thick prefabricated panels cast in place with horizontal and vertical warps. On the perimeter of the building there are some panels supporting pillars. The foundations consist of isolated plinths and continuous foundations of the perimeter walls and the facades of the Building have been realized with cast in place reinforced concrete.

Furthermore, the load-bearing structure of the roof has been realized with prefabricated elements in prestressed reinforced concrete, “V” type tiles with tubular structure are resting on structural beams, the connection between the tiles is ensured by reinforced concrete gables.

We understand that at the time the main MEP systems (HVAC system, electrical system, special systems, etc.) installation was ongoing.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 2010

		Refurbished in 2020 and completed by the end of 2021
ACCOMMODATION	Eaves Height	11 m
	No. of loading Doors	22
	Loading Door Ratio (/1k sqm)	2.0
	Floor loading	5,000 kg/sqm
	Cross-Dock	Front loading
	Warehouse (% of GLA)	93%
	Site Coverage Ratio	n.a.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/01/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	10,829
Site Area		n.a.

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22 January 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with a CapEx budget (excel file “Thunder Financing II - CBRE Q&A”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not adopted an immediate CapEx but we adopted a capital allowance, based on the information included within the Technical Due Diligence, of €28,553 (€2.64/sqm p.a.) starting from valuation date

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 22 January 2021, and no high- risk issues have been detected.

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 22 January 2021, Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021, PSPAs Agreement dated 18 February 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 27 January 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Linbergh S.pA.

Lease Length:	6+6 Starting from 01/06/2021

Rent:	€400,000

Rent Review:	75% CPI ISTAT

Break Option:	6mo rolling break starting in Jun-24

Incentives:	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €41,369 per annum, provided by Client

•   Insurance equal to €7,140 per annum, provided by Client

•   Property Management equal to 0.8% of Rental Revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 2.64 €/sqm p.a., as per TDD

Capital Expenses

•   Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the area within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €60 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the two letting transactions in Corteolona e Genzone which we believe is more relevant to the subject property in terms of location (Pavia), characteristics. Other comparables presents are superior as they represent courier or BTS characteristics (Lacchiarella and Landriano) or are situated within the Broni Business Park. We have also had regard to the recent lease agreement signed with Lindebergh Spa.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Logistic Warehouse	EUR/ sq m	43

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would refer to the latest transaction of Tristan Portfolio, acquired by GLP Europe, which included a logistic warehouse in Casorate Primo (PV). We would consider the comparable as similar, in terms of WAULT (though not including a rolling break) and Market Rent, therefore if put on the market we would expect the subject property to reflect a similar capital value.

RE-LETTING PROSPECTS & MARKETABILITY	For the valuation of this asset, we have targeted an equivalent yield of 4.1%, resulting in a Market Value, after purchasers’ costs equating to 3.5%, as at the date of our valuation of:
€8,440,000
(Eight Million Four Hundred Forty Thousand Euros) Exclusive of VAT This equates to a net initial yield of 3.63% and a capital rate per sq m of approx. 780

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
We would consider the subject property to be appealing to local and international investors.
Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.1%, resulting in [a] total value of €6,760,000 equating to a capital rate of €624 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 January 2021 in which the total reinstatement cost is estimated to be equal to €6,100,000, including demolition costs and fees, with an estimated blended construction rate of €481 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Lacchiarella, MI	Courier/Last Mile	Q2 2019	10,000	DHL	n.a.	n.a.	€450,000	€45	Better, Courier characteristics
Siziano, PV	Retail	Q4 2019	22,000	San Carlo	12	—	€1,100,000	€50	Better
Siziano, PV	Manufacturing	Q4 2020	10,000	Lindbergh	—	—	€400,000	€40	Subject Property
Landriano, PV	E-commerce/ Omnichannel	Q4 2020	11,100	OneExpress	—	—	€666,000	€60	Better, BTS characteristics
Corteolona e Genzone, PV	Distribution& Logistics	Q1 2020	22,000	Gruber Logistics	—	—	€880,000	€40	Similar typology, worse location
Belgioioso, PV	Distribution& Logistics	Q2 2021	47,000	Aosom	—	—	€2,115,000	€45	Better location (within Akno Business Park)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA		WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)		CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600		—	—	€80,000,000	6.40 5.97	% (Chiari) % (Vigasio)”	873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440		9 y	—	€110,000,000	5.50%		€789	Worse: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752			Est. 1.6 mil.	€19,000,000	6.80%		€547	Worse quality and location
Tristan portfolio/ Celio Fund	Q1 2021	200,000		<6y WALB	n.a.	€156,000,000	< 4.50%		€780	Similar portfolio with core assets in Milan, Brescia, Pavia and Rome
Tavazzano con Villavesco (Eurocomps Portfolio)	Q1 2021	10,950 (24,157 total	)	—		€21,400,000	5.20%		€886	Better location, property in Tavazzano Vacant
Tavazzano con Villavesco (Century Portfolio)	Q3 2021	14,458		6,2 y	€761,345	€15,500,000	—		€1,072	Better, Grade A, longer WAULT

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH13 - San Miniato 3 Bank Of America Europe DAC 01-Oct-2021

San Miniato 3 - Via Marco Polo,, San Miniato (PI), 56028, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	24,890,000
Market Value (per sm)	748
Net Initial Yield	5.35%
Reversionary Yield	5.07%
Equivalent Yield	4.80%
Gross Income (p.a.)	1,583,800
Gross Income (p.a.) (per sm)	48
*Adj. Gross Income	1,583,800
Adj. Gross Income (per sm)	48
Net Income (p.a.)	1,376,804
Net Income (p.a.) (per sm)	41
Gross Rental Value	1,596,672
Gross Rental Value (per sm)	48
Capital Expenditure	-1,500,000
Transaction Costs	3.50%
Over / Under Rented	-0.81%

KEY FACTS
Metric	Value
Total Area (sm)	33,264

WAULT to Expiry by Rent	11.84
WAULT to Expiry by ERV	11.84
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Zignago	11.84	33,264	1,583,800	1,596,672	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.84	33,264	1,583,800	1,596,672	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH13 - San Miniato 3 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SAN MINIATO 3

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€24,890,000 (Twenty-Four Million Eight Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA MARCO POLO, 56028 SAN MINIATO (PI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Easy access to the SGC FI- PI LI with good visibility from the provincial road SP 44

•   Clear height in line with market standards for modern logistics buildings

•   Excellent maintenance conditions (Grade A+, built in 2021)

• High site coverage (> 50%) • Single access to the property

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in the Municipality of San Miniato, a small town approximately 50 km west of Florence and 40 km east of Pisa, in Tuscany, central Italy.

San Miniato is a municipality with approximately 27,971 inhabitants (ISTAT 2020), characterized by a historically strategic location atop three small hills, dominating the lower Arno valley, between the valleys of Egola and Elsa rivers.

The SGC Firenze - Pisa- Livorno is one of the most important arteries of the road system of Tuscany and jointly with SS 67 is the main communication route that connects San Miniato with Pisa and Firenze. San Miniato, moreover, is located about 15 km east of Empoli, easily accessible thanks to the SGC FI - PI - LI.

More precisely, the subject property is located on via Marco Polo, in an industrial area known as “Interporto San Miniato”, close to the railway. The asset is located approx. 38 min from Pisa on the East side and near to the highway SS67 that runs from Pisa to Ravenna. The SGC FI-PI-LI is easily accessible in about 7 minutes by car thanks to the access in Montopoli Vald’Arno some 6 km away from the subject.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The closest international airport is in Florence located 42 km east of the subject.

The level of additional services such as bars and restaurants as well as the one of public transportation in the area is quite poor, with only one bus stop 260m away; the nearest railway stations are the one of S. Romano- S. Croce some 4 km west and the one of S. Miniato- Fucecchio about 6 km east from the subject property.

The subject’s Industrial Estate comprises several warehouses of similar architectural style and modern purpose built office buildings, whilst the immediate area is characterized by agricultural fields and a small concentration of manufacturing and craft industries.

PROPERTY DESCRIPTION

DESCRIPTION

The property is situated on the south side of via Marco Polo with access from via Umberto Nobile to the east and includes a warehouse building with an associated parking area over five plots of land, with a total area of approximately 33,264 sqm GLA.

The site is broadly rectangular in shape and comprises a flat concrete surface under loading areas and block paved driveway and a designated car parking area. The site comprises a water tank in the south west corner and an electricity plant building in the north west corner.

The subject property is a brand-new Grade A+ logistics centre of traditional design and matching style of the existing warehouses on the industrial estate. We understand this property was constructed in 2021, at the time of inspection all works were complete, although as we understand, the supporting structure was completed in 2010. The asset benefits from 46 loading docks.

The property is of concrete construction with solid concrete flooring and blockwork walls beneath a curved roof with roof lights which offers a clear height of 10.6 meters. The building is composed of two levels: at the ground floor unfinished spaces are designed in order to be used as a warehouse, while at the first floor the unfinished space will be used as offices.

The foundations consist of prefabricated plinths and connecting beams, while the elevation structure is made of reinforced concrete pillars and beams. The façade, furthermore, is made of prefabricated panels and lays in a fair maintenance condition.

As we understand from the TEDD prepared by Arcadis and dated 04 March 2021, that at the time of their inspection the building was under construction, therefore MEP systems were not installed inside the asset. However, we understand the design of the logistic complex includes compartments and, according to the available evidence, the MEP systems (electrical, HVAC, plumbing, firefighting, special, etc.) have been completed in September 2021.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	2021
Eaves Height	11 m
No. of loading Doors	46
Loading Door Ratio (/1k sqm)	1.5
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	90%
Site Coverage Ratio	53%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower in excel file “QA CBRE Thunder II e Venus - vBX” against the areas included within the Technical Due Diligence issued by Arcadis dated 04/03/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR /UNIT	USE	GLA (SQ M)
TOTAL	—	33,264
Site Area		—

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 04th March 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €1,500,000 as tenant incentives requested by Zignago Vetro to sign the in-place lease.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €1,500,000, plus a capital allowance of €2.50 starting 24 months after the valuation date being the assets recently delivered.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 4 March 2021, and no high-risk issues have been detected. However, medium risk has been detected related to potential contamination – remediation works in progress in the surroundings to be monitored and the environmental constraints regarding the protection belts. It is suggested to perform a survey to monitor onsite gases.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 04 March 2021, Legal Due Diligence issued by Shearman & Sterling, dated 13 March 2021, PSPAs Agreement dated 31 August 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 13 March 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Zignago

Lease Length:	6+6 starting from 01 August 2021

Rent:	€1,583,300

Rent Review:	100%

Break Option:	The Tenant may terminate the Lease Agreement at any time upon a six-month prior written notice to the Landlord for “serious causes”

Incentives:	We have informed that €1,5 million have been granted as tenant incentives

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €175,000 per annum, provided by Client

• Insurance equal to €11,407 per annum, provided by Client

• Property Management equal to 0.8% on rental revenues per annum, provided by Client

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to 2.5 €/sq m p.a., assumed by CBRE Capital Expenses

VALUATION METHODOLOGY – MARKET VALUE	• Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €1,500,000 as tenant incentives

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €42 and €78 per sqm per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in San Miniato (FI) of being of greatest relevance in terms of location and as such, we believe the subject property could achieve a similar rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	48

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

For the valuation of this asset, we have targeted an equivalent yield of 4.80%, which indicates a capital rate per sq m of €783, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€24,890,000

(Twenty-Four Million Eight Hundred Ninety Thousand Euros) Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6%, resulting in a total value of €18,450,000 equating to a capital rate of €555 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 11 October 2021 in which the total reinstatement cost is estimated to be equal to €23,600,000, including demolition costs and fees, with an estimated blended construction rate of €558 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Pontedera	Last Mile	Q3 2019	6,700	Fercam	12	—	€281,400	42	Worse
Pisa	Last Mile	Q1 2020	7,850	Amazon	—	—	€612,300	78	Better location and quality building
San miniato	Stocking	Q1 2021	30,000	Zignago vetro	6	—	€1,500,000	50	Similar location
San miniato	Stocking	Q1 2021	15,000	Conad	—	—	€840,000	56	Similar location
Terricciola	Stocking	Q1 2021	13,000	LSG	—	—	—	—	Worse location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M
San Miniato, Sesto Fiorentino (portfolio of 4 assets)	Mixed	H1 2020	>50,000	—	—	Confidential	7,40%	—	Similar location, worse quality
Portafoglio Aphrodite Kryalos Toscana (4 asset)	Last Mile	Q2 2020	57,600	0,5	—	€39,500,000	6,50%	€686	Various locations in Tuscany
Pluto Portfolio (Calenzano)	Last Mile	Q3 2021	11,246	7,7	€1,033,487	—	—	—	Better location and building quality
Firenze	Distribution & Logistics	Q3 2021	30,000	—	—	€32,000,000	5,00%	€1,067	Better location and building quality

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH14 - San Miniato 2 Bank Of America Europe DAC 01-Oct-2021

San Miniato 2 - Via Umberto Nobile, San Miniato (PI), 56028, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	18,920,000
Market Value (per sm)	793
Net Initial Yield	4.23%
Reversionary Yield	5.10%
Equivalent Yield	4.60%
Gross Income (p.a.)	960,000
Gross Income (p.a.) (per sm)	40
*Adj. Gross Income	960,000
Adj. Gross Income (per sm)	40
Net Income (p.a.)	828,927
Net Income (p.a.) (per sm)	35
Gross Rental Value	1,193,000
Gross Rental Value (per sm)	50
Capital Expenditure	-200,000
Transaction Costs	3.50%
Over / Under Rented	-19.53%

KEY FACTS
Metric	Value
Total Area (sm)	23,860

WAULT to Expiry by Rent	11.35
WAULT to Expiry by ERV	11.35
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Cromology	11.35	23,860	960,000	1,193,000	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	11.35	23,860	960,000	1,193,000	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH14 - San Miniato 2 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SAN MINIATO 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€18,920,000 (Eighteen Million Nine Hundred Twenty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA UMBERTO NOBILE, 56028 SAN MINIATO (PI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Easy access to the SGC FI- PI LI with good visibility from the provincial road SP 44 • Clear height in line with market standards for modern logistics buildings • Good maintenance conditions	• High site coverage (about 50%) • Single access to the property

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in the Municipality of San Miniato, a small town approximately 50 km west of Florence and 40 km east of Pisa, in Tuscany, central Italy.

San Miniato is a municipality with approximately 27,971 inhabitants (ISTAT 2020), characterized by a historically strategic location atop three small hills, dominating the lower Arno valley, between the valleys of Egola and Elsa rivers.

The SGC Firenze- Pisa- Livorno is one of the most important arteries of the road system of Tuscany and jointly with SS 67 is the main communication route that connects San Miniato with Pisa and Firenze. San Miniato, moreover, is located about 15 km east of Empoli, easily accessible thanks to the SGC FI- PI- LI.

More precisely, the subject property is located on via Umberto Nobile, in an industrial area known as “Interporto San Miniato”, close to the railway. The asset is located approx. 38 min from Pisa on the East side and near to the highway SS67 that runs from Pisa to Ravenna. The SGC FI-PI-LI is easily accessible in about 7 minutes by car thanks to the access in Montopoli Val d’Arno some 6 km away from the subject.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The closest international airport is in Florence located 42 km east of the subject.

The level of additional services such as bars and restaurants as well as public transportation in the area is quite poor, with only one bus stop located 260m away; the nearest railway stations are S. Romano- S. Croce some 4 km west and S. Miniato- Fucecchio about 6 km east from the subject property.

The subject’s Industrial Estate comprises several warehouses of similar architectural style and modern purpose built office buildings, whilst the immediate area is characterized by agricultural fields and a small concentration of manufacturing and craft industries.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is a logistic building with direct access from via Umberto Nobile and includes a warehouse building with associated parking area over three adjacent plots of land totalling to approximately 23,827 sqm of GLA.

The site is broadly square in shape and comprises a flat concrete surface under loading areas, asphalt driveway and designated block paved car parking areas. There is a single entrance to the site, which is located to the west of the building, directly off via Umberto Noble.

The comprises an electricity plant building along the western boundary. The southern front strip of the site comprises employees and visitors’ car park whilst the eastern part is used in connection with outdoor storage facilities and waste disposal.

The warehouse was built in 2009 and is a modern Grade A warehouse/logistic centre and comprises of two storey office accommodation to the south side, and warehouse premises in the remaining parts of the asset.

The asset benefits from 64 loading docks which are provided to the north, east and south sides with several entrance points and windows on the first floor level. The south elevation has the benefit of balconies on the first floor.

The property is entirely occupied by Cromology Italia, a national paint manufacturer who, as we understand, have been in occupation since the construction. We understand the property has been altered by the current tenant by adopting some of the loading areas and extending the office space on the ground floor level. In addition, the north side has been altered by removing the internal staircases to the first-floor offices to maximise the warehouse space.

The external areas of the property include electrical cabins, a fire-fighting pumping station, manoeuvre areas, green areas and parking areas.

As we understand from the TEDD prepared by Arcadis and dated 04 March 2021, the foundations consist of prefabricated plinths and connecting beams, while the elevation structure is made of reinforced concrete pillars and beams. The roof is constituted by prefabricated reinforced concrete beams and plates

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

(tegoli). The beams are covered by a bituminous sheath and the plates are covered by corrugated metal sheet. The industrial pavement of the logistic buildings is made of cast in place concrete, while bathrooms of the warehouses and offices are finished with ceramic tiles.

The property is currently composed of 8 compartments and, according to the available documents, the main MEP systems (mechanical, electrical, firefighting, special) have been installed in 2009 and result in fair to good maintenance condition.

We understand that water is supplied from the mains of the municipality by the water provider and the maintenance and the quality of the water are guaranteed by the provider normally up to the meter; electricity is supplied in Low Voltage (LV) by the provider; sanitary hot water is generated through the electrical boilers installed in the toilets/changing rooms of the logistic complex; mechanical air extractors for the toilets/changing rooms are installed; heating and cooling are provided only for the offices through split units while heating in the toilets and changing rooms is provided through electric heaters; the lighting fixtures for the warehouse are mainly composed of suspended LED fixtures and LED lights. For the offices there are mainly installed lighting fixtures recessed in the false ceilings and tubular fluorescent light. However in some areas (toilets and first floor warehouses) there are installed tubular lighting fixtures with tubular fluorescent lights and there are also wall-mounted emergency lights with buffering batteries; external lighting is granted mainly through projectors mounted on the façade.

Due to the tenant’s activities, the property has the benefit of additional fire prevention systems and has been fitted with sensors where in the event of a fire, the system detectors automatically close access to and from the affected compartments. In addition, we understand there is a safety tunnel running beneath the centre of the asset (not inspected).

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2009
Eaves Height	11 m
No. of loading Doors	64
Loading Door Ratio (/1k sqm)	2.7
Floor loading	N.a.
Cross-Dock	Double sided
Warehouse (% of GLA)	94%
Site Coverage Ratio	49%

We have not been provided with a Technical Due Diligence Report.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 04/03/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	23,860
Site Area		—

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 04th March 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €200,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €200,000, plus a capital allowance, based on the information included within the Technical Due Diligence and on general market practice, of €2,50/sqm p.a.) starting 12 months from valuation date.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with Technical and Environmental Due Diligence Report (TEDD) undertaken by Arcadis dated 4 March 2021, and no high-risk issues have been detected. However, medium risk has been detected related to wastewater discharge authorization. In order to exclude the risk, it is suggested to provide the discharge authorization, if not available, it should be retrieved by the Public Authorities.

TENURE

We were provided with the: Technical Due Diligence issued by Arcadis Spa and dated 04 March 2021, Legal Due Diligence issued by Shearman & Sterling, dated 13 March 2021, PSPAs Agreement dated 31 August 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 13 March 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Cromology

Lease Length:	9+6 starting from 01/02/2018

Rent:	€960,000

Rent Review:	100% ISTAT

Break Option:	12mo rolling break starting in 2027

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €110,000 per annum, provided by Client

•   Insurance equal to €8,593 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 2.5 €/sqm p.a., assumed by CBRE 12 months after valuation date. Capital

Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €200,000

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €42 and €78 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in San Miniato (FI) of being of greatest relevance in terms of location and as such, we believe the subject property could achieve a similar rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	50

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we have targeted an equivalent yield of 4.60%, which indicates a capital rate per sq m of €793, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€18,920,000

(Eighteen Million Nine Hundred Twenty Thousand Euros) Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY –VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.6%, resulting in a total value of €15,600,000 equating to a capital rate of €654 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 17 March 2021 in which the total reinstatement cost is estimated to be equal to €12,900,000, including demolition costs and fees, with an estimated blended construction rate of €462 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Pontedera	Last Mile	Q3 2019	6,700	Fercam	12	—	€281,400	42	Worse
Pisa	Last Mile	Q1 2020	7,850	Amazon	—	—	€612,300	78	Better location and quality building
San miniato	Stocking	Q1 2021	30,000	Zignago vetro	6	—	€1,500,000	50	Similar location
San miniato	Stocking	Q1 2021	15,000	Conad	—	—	€840,000	56	Similar location
Terricciola	Stocking	Q1 2021	13,000	LSG	—	—	—	—	Worse location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
San Miniato, Sesto Fiorentino (portfolio of 4 assets)	Mixed	H1 2020	>50,000	—	—	Confidential	7,40%	—	Similar location, worse quality
Portafoglio Aphrodite Kryalos Toscana (4 asset)	Last Mile	Q2 2020	57,600	0,5	—	€39,500,000	6,50%	€686	Various locations in Tuscany
Pluto Portfolio (Calenzano)	Last Mile	Q3 2021	11,246	7,7	€1,033,487	—	—	—	Better location and building quality
Firenze	Distribution & Logistics	Q3 2021	30,000	—	—	€32,000,000	5,00%	€1,067	Better location and building quality

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH15 - Piacenza Bank Of America Europe DAC 01-Oct-2021

Piacenza - Str. Ai Dossi di le Mose,, Piacenza PC, 29122, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	18,950,000
Market Value (per sm)	957
Net Initial Yield	6.22%
Reversionary Yield	5.35%
Equivalent Yield	5.65%
Gross Income (p.a.)	1,315,000
Gross Income (p.a.) (per sm)	66
*Adj. Gross Income	1,315,000
Adj. Gross Income (per sm)	66
Net Income (p.a.)	1,219,059
Net Income (p.a.) (per sm)	62
Gross Rental Value	1,187,640
Gross Rental Value (per sm)	60
Capital Expenditure	-118,764
Transaction Costs	3.50%
Over / Under Rented	—

KEY FACTS
Metric	Value
Total Area (sm)	19,794

WAULT to Expiry by Rent	2.25
WAULT to Expiry by ERV	—
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	6 to 9

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
TNT	—	0	1,315,000	0	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	19,794	n/a	1,187,640	n/a

Total	—	19,794	1,315,000	1,187,640	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH15 - Piacenza Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PIACENZA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 18,950,000 (Eighteen Million Nine Hundred Fifty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

STR. AI DOSSI DI LE MOSE, 29122 PIACENZA (PC)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	14/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good location in an established industrial area to the south of Milan, within the logistic park of Piacenza, in close proximity to the A1 motorway. • Good provision of loading bays.	• Clear height (8 m) not in line with market standards for modern logistics buildings. • Size larger than market demand;

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants.

•   High competition in the area from Castel San Giovanni Logistics Park and Le Mose Logistics Park located in the surrounding area.

•   According to information provided, the tenant served notice to break.

LOCATION & SITUATION

LOCATION

The subject property is located in Piacenza, a town approximately 70 km south east of Milan city center, in Emilia-Romagna region, centre of Italy.

Piacenza is a municipality of about 103,000 inhabitants located in Emilia- Romagna, with its town centre located at approximately 5 km west from the subject property.

More precisely, the subject property is located in Str. Ai Dossi di Le Mose, in an establushed industrial area.

The property benefits from very good accessibility being located in close proximity to the A1 motorway.

The surroundings are mainly characterized by other industrial buildings.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building that was built in 2004.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The building comprises 19,794 sqm in precast reinforce concrete structure and benefits from excellent road systems in the surrounding area.

Height under beam is 8.1 m, which slightly under market standards for modern logistics buildings. It comprises a good provision of loading bays (115 loading bays) and a good manoeuvring area both on the front side and on the rear side. Furthermore, there are cars/trucks parking spaces within the property.

The TDD prepared by REAAS dated 08 September 2021 reports that the warehouse area has electrical panels, ordinary lighting system made with lighting bodies equipped with fluorescent lamps and emergency lighting system and motive power systems, while the offices located on the first floor have their own general electrical panel, ordinary lighting systems made with fluorescent lamps, a power plant and a data center. The building is equipped with an earthing system, while no lightning protection systems or plants for production from renewable sources have been detected. Furthermore, the property is equipped with heat pump system for winter/ summer air conditioning at the service of the offices on the ground floor and first floor (branch) and the production of domestic hot water takes place through the presence of several electric boilers installed in the bathroom. We read that there is also a heating system at the service of the offices and changing rooms on the ground floor (cooperative), made by means n.4 wall-mounted boilers powered by methane gas and of which it was not possible to see the plates and there is another one at the service at the service of the ramp. The terminal elements consist of fans placed inside the various rooms and radiators serving the toilets and there is no air treatment system, the toilets have air extractors.

We understand that the electrical systems were installed around 2004 and are in a discreet state of use and maintenance, while, considering an average technical life of 25 years and with a view to estimating costs over a ten-year period, it is considered necessary to arrange for the re-placement of the gas boilers present.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	2004
Eaves Height	8.1 m
No. of loading Doors	115
Loading Door Ratio (/1k sqm)	6
Floor loading	N.a.
Cross-Dock	Yes
Warehouse (% of GLA)	93%
Site Coverage Ratio	48%

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by REAAS dated 08/09/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	19,794
Site Area		40,504

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a Technical Due Diligence Report prepared by Yard Reaas and dated 08/09/2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”)

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not apply an immediate CapEx figure but we assumed a capital allowance, based on the information included within the Technical Due Diligence, of €44,950 (€2.27/sqm p.a.) starting from valuation date

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical Due Diligence Report undertaken by YARD REAAS dated 8 September 2021, and no high-risk issues have been detected. However, medium risk has been detected related to soil and groundwater contamination, man -made vitreous fibres and air emissions. To exclude the risk of contamination, documentation on past environmental characterization investigations conducted in the past and tank seal tests must be retrieved. Regarding the MMVFs it is advised to sample the suspected elements, also to establish their category and carcinogenic potential. Furthermore, it is suggested to recover the latest flue gas tests conducted on gas boilers concerning air emissions.

TENURE

We were provided within the Technical Due Diligence issued by YARD REAAS dated 8 September 2021, the Legal Due Diligence issued by Shearman & Sterling, dated 21 July 2021, PSPAs Agreement dated 17 September 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 21 July 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	TNT

Lease Length:	Starting from 01/01/2010 to 31/12/2025

Rent:	€1,315,000

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Rent Review:	N.a.

Break Option:

According to the information provided, we understand that the tenant sent notice to break with a rental guarantee until lease expiry (31/12/2023).

We assumed that TNT will release the spaces within January 2021 and will continue to pay until December 2023.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €73,627 per annum, provided by Client

•   Insurance equal to €5,219 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €44,950 p.a.(€2.27/sqm p.a.), as per TDD

Capital Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €45 and €115 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in Stezzano (BG). The letting occurred in a more established logistics area, being located in the east area of Core Milan logistics market. As such, we would expect the subject property to achieve a slightly lower ERV. As per our valuation assumption we considered the property to be relet to two different tenants within 6-9 months applying 6 months of free rent.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	60

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would consider the recent DHL Portfolio transaction as the most relevant. For the valuation of this asset, we have targeted an equivalent yield of 5.65%, which indicates a capital rate per sq m of €957, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€18,950,000

(Eighteen Million Nine Hundred Fifty Thousand Euros)

Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time of at least 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6+6 lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

•   Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.8%, resulting in a total value of €15,890,000.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by REAAS and dated 31 August 2021 in which the total reinstatement cost is estimated to be equal to €14,490,000, including professional fees and contingency. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Stezzano, BG	Last Mile, BTS Logistics	Q3 2019	5,900	Orobica Pesca	—	—	413,000	70	Different location
Castenedolo, BS	Last Mile, BTS Logistics	Q4 2019	4,400	DHL	—	—	484,000	110	Better location and building quality
Lacchiarella, MI	Logistics	Q2 2020	15,000	DHL	5y	—	675,000	45	Worse
Peschiera Borromeo, MI	E-commerce Logistics	Q2 2020	12,893	Conf.	—	—	1,100,031	85	Better location
Milano, MI	Last Mile, BTS Logistics	Q4 2020	3,200	SDA	—	—	368,000	115	Better location and building quality

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Chiari (BS) – Vigasio (VR)	Q1 2020	91,600	—	—	€80,000,000	6.40% (Chiari) 5.97% (Vigasio)”	€873	Similar, Chiari is in Greater Milan and Vigasio in a secondary market
Allianz Portfolio, Binasco (MI) Massalengo (LO) Ospitaletto (BS)	Q2 2020	139,440	9 y	—	€110,000,000	5.50%	€789	Worse: Massalengo & Ospitaletto are 2 developments.
Caorso, Piacenza	Q3 2020	34,752		Est. 1.6 mil.	€19,000,000	6.80%	€547	Worse quality and location
DHL Portfolio, 7 assets, National	Q4 2020	33,665	—	—	52,500,000	5.20	€1,559	Similar assets, Inferior location
Tristan portfolio/ Celio Fund	Q1 2021	200,000	<6y WALB	n.a.	€156,000,000	< 4.50%	€780	Similar portfolio with core assets in Milan, Brescia, Pavia and Rome
Pluto	Q2 2021	55,730	—	—	n.a.	<4.50%	n.a.	Better, properties are last mile in prime areas
DHL Portfolio, Mileway	Q2 2021	32,141	Rolling Break Option	n.a.	16,400,000	5.90	510	Similar Assets, 1 development, Worse tenancy

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH17 - Prato 4 Bank Of America Europe DAC 01-Oct-2021

Prato 4 - Via Frediani Francesco, 39, Prato PO, 59100, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	12,830,000
Market Value (per sm)	1,494
Net Initial Yield	4.82%
Reversionary Yield	4.80%
Equivalent Yield	4.80%
Gross Income (p.a.)	750,000
Gross Income (p.a.) (per sm)	87
*Adj. Gross Income	750,000
Adj. Gross Income (per sm)	87
Net Income (p.a.)	640,495
Net Income (p.a.) (per sm)	75
Gross Rental Value	746,895
Gross Rental Value (per sm)	87
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	0.42%

KEY FACTS
Metric	Value
Total Area (sm)	8,585

WAULT to Expiry by Rent	17.18
WAULT to Expiry by ERV	17.18
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Current Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Cecchi	17.18	8,585	750,000	746,895	100.0%
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	—	n/a	—	n/a

Total	17.18	8,585	750,000	746,895	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH17 - Prato 4 Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PRATO 4

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 12,830,000 (Twelve Million Eight Hundred Thirty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA FREDIANI FRANCESCO, 39, 59100 PRATO (PO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Freehold • Excellent accessibility by private transport • Good access from the provincial road SR 66 • Strong tenant covenants	• High site coverage (> 50%) • Clear height not in line with market standards for modern logistics buildings • No warehouse modularity (possibility of multi- tenant platform)

OPPORTUNITIES	THREATS
• Good demand for logistics and light industrial space in the area • Continued compression in logistics net yields standing at 4.35% in September 2021 (40bps down from 4.75% in May 2021)	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in the Municipality of Prato, a town approximately 23 km north west of Florence, in Tuscany, central Italy.

Prato is a municipality with approximately 193,641 inhabitants (ISTAT 2021), famous for its economy historically based on the textile industry, so that its district is the largest in Europe, being composed of about 7,000 fashion industries.

A11 Firenze - Mare motorway is one of the main communication routes that connects Pisa and Firenze and is easily accessible from Prato from its southern part. Furthermore, SS 719 crosses Prato municipality and runs towards Pistoia some 20 km west and Florence to the south, while A1 Milano- Napoli (Autostrada del Sole, the longest Italian motorway) intersects it to the south east.

More precisely, the subject property is located on via Francesco Frediani, 39, in an industrial area in the southern part of the city of Prato, characterized by

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

a high level of accessibility thanks to its proximity to Prato Est A11 toll booth some 6 km far and to SS 719 some 13 minutes away by car. Furthermore, the A1 motorway can be reached in about 23 minutes by car by Villa Costanza toll booth and the closest airport is the one of Florence, located only 13 km south.

The level of additional services such as bars and restaurants is poor, with the closest ones located about 2 km far. Concerning the presence of public transportation in the area, it can be considered fair, with several bus stops nearby, but the nearest railway station is the one of Prato Centrale about 5,5 km north from the subject property.

The subject is located within a small industrial estate comprising a mixed use warehouse and office buildings. Many of the warehouse assets are being used in connection with textile production, storage and sales activities. A new office complex has been also recently developed along via Capri. The southern part of the immediate area includes residential housing whilst to the north is vacant land suitable for further development.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is a logistic building that includes a warehouse building with a surrounding area over five plots of land, with a total area of approximately 8,585 sqm GLA.

The property sits within the fork of Via Frediani Francesco with two side gates from the south and the main entrance located to the north part of the fork which serves as entrance and exit to the site.

The structure was built in 2007, renovated in 2010 and includes a logistic warehouse, a mechanical workshop located in a tent structure and a 3 floor office block.

It is composed of precast reinforced concrete structures (perimetral walls, pillars and roofing beams), with a height of 9.7 m, n. 34 loading docks and a courtyard with a depth of 49 m in front of them.

From the TEDD document prepared by REAAS, and dated 08 September 2021, we understand that it emerged that some office and storage rooms originally designed have not been constructed. The warehouse is not heated up, while offices are heated and cooled by means of wall-mounted fan coils.

The TDD reports that the warehouse area has electrical panels, ordinary lighting system made with metal-halide lamps mounted on bars; the emergency lighting system consists in self-powered lamps above the doors and lamps on the warehouse’s ceiling powered with centralized rescuer. The motive power systems include mechanical systems, loading bays, fuel pumping station, workshop, truck washing station, forklifts charging station. The offices have their own general electrical panel and an ordinary lighting system made with fluorescent lamps and a data center. The building is equipped with an earthing system, while no lightning protection systems nor plants for production from renewable sources nor electricity generator have been detected.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We understand that the warehouse is not heated up, while the offices are heated and cooled by means of wall-mounted fan-coils. The hot or cold water flowing inside the fan-coils is produced respectively by n. 1 methane gas boiler and n. 1 refrigerating unit. Furthermore, in the building a refrigeration room is present, as well as electrical boilers for the production of domestic hot water and an air suction system with extractors placed in the bathrooms.

The TDD reports that the electrical systems in the building are the original ones installed in 2007 and were in sufficient maintenance condition and maintaining the minimum safety requirements, while the power rescuer serving the emergency lighting system was in bad maintenance conditions and should be replaced. In addition, most of the mechanical systems installed are the original ones installed in 2008 and appear in sufficient maintenance conditions, while the cooling group serving the office premises has been recently replaced. Finally, the gas-fired boiler was in bad maintenance condition while the independent split units installed in 2008 are reaching their technical end of life.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2007 Renovated in 2010
Eaves Height	9.7 m
No. of loading Doors	34
Loading Door Ratio (/1k sqm)	4.0
Floor loading	5,000 kg/sqm
Cross-Dock	Double sided
Warehouse (% of GLA)	91%
Site Coverage Ratio	35%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by REAAS dated 08/09/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	8,585
Site Area		—

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by REAAS, dated 08th September 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”)

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not consider any immediate CapEx figure and we assumed plus a capital allowance, based on the information included within the Technical Due Diligence, of €17,900 (€2.09/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical Due Diligence Report undertaken by YARD REAAS dated 8 September 2021, and no high-risk issues have been detected. However, medium risk has been detected related to underground

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

and aboveground storage tanks, soil and groundwater, waste and air emissions. It is suggested to verify no soil contamination occurred in relation to presence of aboveground storage tanks (AST), and to proceed with a soil investigation activity in proximity of the AST. Furthermore, it is necessary to predispose a removal and disposal intervention for the abandoned materials detected on site and to recover the last smoke tests conducted on the methane gas boiler.

TENURE

We were provided with the: Technical Due Diligence issued by YARD REAAS dated 8 September 2021, Legal Due Diligence issued by Shearman & Sterling, dated 21 July 2021, PSPAs Agreement dated 17 September 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 21 July 2021 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Corriere Cecchi S.r.l.

Lease Length:	6+6 starting from 27/05/2019

Rent:	€750,000

Rent Review:	75% ISTAT

Break Option:	6mo prior written notice

Incentives:	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €72,432 per annum, provided by Client

•   Insurance equal to €9,380 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to 2.09 €/sqm p.a., as per TDD

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €72 and above €100 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the table appended, we would highlight letting comparable occurred in Calenzano (FI) of being of greatest relevance in terms of location and size. Furthermore, we had regard to the letting occurred within the subject property in 2019 which we believe to reflect a value in line with market rent. As such, we believe the subject property could achieve a rental value in line with the current contractual rent.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Industrial Rental Value	EUR/ sq m	87

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we have targeted an equivalent yield of 4.80%, which indicates a capital rate per sq m of €1,494, after allowing for purchasers’ costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

€12,830,000

(Twelve Million Eight Hundred Thirty Thousand Euros)

Exclusive of VAT

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.5%, resulting in a total value of €10,440,000 equating to a capital rate of €1,261 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by REAAS and dated 31 August 2021 in which the total reinstatement cost is estimated to be equal to €7,780,000, including professional fees and contingency. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Prato	Logistics	Q4 2019	14,800	Italtrans	6	N.a.	€1,065,600	€72	Similar location
Prato	Logistics (Courier)	Q4 2020	8,000	UPS	N.a.	N.a.	€800,000	>€100	Similar location
Sesto Fiorentino	Logistics	Q4 2017	2,500	3L	3 (sublease)	N.a.	€180,000	€72	Similar location
Calenzano	Logistics	Q3 2017	7,000	Confidential	9	N.a.	€525,000	€75	Similar location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Prato	Distribution & Logistics	Q4 2019	15,310	—	—	€15,200,000	6,50%	€993	Similar location
San Miniato, Sesto Fiorentino (portfolio of 4 assets)	Mixed	H1 2020	>50,000	—	—	Confidential	7,40%	—	Worse location and building quality
Prato	Last mile	Q2 2021	5,860	—	—	—	—	—	Similar location
Various	Distribution & Logistics	Q3 2021	123,000	—	—	€119,925,000	<5,0%	—	Various location

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH18 - Montelupo Bank Of America Europe DAC 01-Oct-2021

Montelupo - Via Tosco Romagnola Sud, 65, L.p.ponterotto FI,, 50056, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	59,690,000
Market Value (per sm)	1,371
Net Initial Yield	5.09%
Reversionary Yield	5.07%
Equivalent Yield	5.00%
Gross Income (p.a.)	3,366,383
Gross Income (p.a.) (per sm)	77
*Adj. Gross Income	3,366,383
Adj. Gross Income (per sm)	77
Net Income (p.a.)	3,146,279
Net Income (p.a.) (per sm)	72
Gross Rental Value	3,403,148
Gross Rental Value (per sm)	78
Capital Expenditure	-750,000
Transaction Costs	3.50%
Over / Under Rented	-0.25%

KEY FACTS
Metric	Value
Total Area (sm)	43,522

WAULT to Expiry by Rent	15.20
WAULT to Expiry by ERV	15.09
Percentage of Vacancy (Area)	1.35%
Percentage of Vacancy (ERV)	0.83%
Number of Tenants	2
Tenure	FH
Current Voids (months)	0

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Sammontana	17.35	25,271	2,564,383	2,527,100	7.2%
CFT	8.34	17,663	802,000	847,824	23.8%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	588	n/a	28,224	n/a

Total	15.09	43,522	3,366,383	3,403,148	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	TH18 - Montelupo Bank Of America Europe DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MONTELUPO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 59,690,000 (Fifty-Nine Million Six Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA TOSCO ROMAGNOLA SUD, 65, MONTELUPO FIORENTINO (FI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	03/11/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Easy access to the SGC FI- PI LI with good visibility from SS 67

•   Cold storage rooms

•   Freehold

•   Good location within a recent and sought-after industrial area within the Florence logistics sub-market.

•   Strong tenant covenants

•   Good manoeuvring area

• High site coverage (> 50%) • Clear height not in line with market standards for modern logistics buildings

OPPORTUNITIES	THREATS

•   Ongoing improvement in property market and strong demand for investments with good covenants

•   Continued compression in logistics net yields standing at 4.35% in September 2021 (40bps down from 4.75% in May 2021).

• Deterioration of the property market.

LOCATION & SITUATION

LOCATION

The subject property is located in the Municipality of Montelupo Fiorentino, a small town approximately 40 km west of Florence, in Tuscany, central Italy.

Montelupo Fiorentino is a municipality with approximately 14,309 inhabitants (ISTAT 2020), characterized by a territory mainly hilly and crossed by the river Pesa which, just in the municipal territory, flows into the Arno.

The SGC Firenze- Pisa- Livorno is one of the most important arteries of the road system of Tuscany and jointly with SS 67 is the main communication route that connects Montelupo Fiorentino with Empoli 4,5 km to the west, while FI- PI- LI motorway connects it to Firenze about 31 km far to the east.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

More precisely, the subject property is located in via Tosco Romagnola Sud, in an industrial area south to the municipality. The asset is located approx. 10 min from Empoli on the western side and with direct access from to the highway SS67 that runs from Pisa to Ravenna. The SGC FI-PI-LI is easily accessible in about 1 minute by car thanks to the proximity of Empoli est toll booth.

The closest international airport is in Florence located 25 km east of the subject.

The level of additional services such as bars and restaurants as well as the one of public transportation in the area is fair, with a few bus stops along SS67; the nearest railway stations is the one of Montelupo Capraia some 3,2 km east.

PROPERTY DESCRIPTION

DESCRIPTION

The property is situated on the south side of via Marco Polo with access from via Umberto Nobile to the east and includes a warehouse building with an associated parking area over five plots of land.

The main building of the subject property was built in 1969 and has a steel load-bearing structure and a shed roof covered with steel sheets and fitted with skylights. The extension built in 2001, on the other hand, has a reinforced concrete supporting structure with a roof consisting of prefabricated beams and tiles. The curtain walls are made of prefabricated panels.

Portion A of the warehouse (used by Sammontana and consisting entirely of refrigeration cells) consists of refrigerated warehouses composed of three cold rooms and an anteroom, in addition to the office building and technical rooms.

Portion B (used by CFT as traditional logistic activity), on the other hand, consists of a non-temperature-controlled warehouse, technical and service rooms and offices.

From the TDD prepared by REAAS dated 07 October 2021 we understand that the electrical systems serving the structure were built in 70s and completely refurbished in 2012. The block A and the common auxiliary services are served by an MV power line, the supply point is located in a dedicated cabin in the external courtyard, there are n°2 MV/LV transformation cabinets, located alongside the external wall of the warehouse, each of the consisting of n°2 transformers; the block B is served by an LV line and has n° 4 area electrical panels, LED ordinary and emergency self- powered lighting system installed in the last years by the tenant, and motive power systems.

We understand that the offices of block B are served by a heat pump (Rhoss, 2012), not operating at the moment, with fan coils terminals in the rooms. The offices of block A are equipped with independent split systems and domestic hot water is produced by means of electric boilers. In particular, the warehouse block B is not heated nor cooled, while in the block A a refrigerating cell was installed in 2012, powered by n°7 direct expansion cooling groups.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We understand that the systems were in fair maintenance conditions and there is no need for urgent maintenance interventions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1969 Extension in 2001
Eaves Height	7.65 m
No. of loading Doors	Block A: 20 Block B: 12
Loading Door Ratio (/1k sqm)	N.a.
Floor loading	5,000 kg/sqm
Cross-Dock	Double sided
Warehouse (% of GLA)	98%
Site Coverage Ratio	50%

We were provided within the Technical Due Diligence issued by Yard Reaas Spa and dated 07 October 2021.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 07/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	42,934
Site Area		85,265

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Yard Reaas Spa, dated 07 October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Thunder Financing II - CBRE Q&A”) of €750,000 for general refurbishment and maintenance of the cold storage equipment.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €750,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €1.05/sqm p.a. starting 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical Due Diligence Report undertaken by YARD REAAS dated 7 October 2021, and no high-risk issues have been detected. However, medium risk has been detected related to soil and groundwater contamination, asbestos containing materials, and lead containing materials. To exclude the risk of contamination it is suggested to retrieve the documentation on past environmental characterization investigations conducted in the past. Regarding asbestos containing materials, the missing documentation should be recovered, and Phase 2 survey should be prepared.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Yard Reaas Spa and dated 07 October 2021, the Legal Due Diligence issued by Shearman & Sterling, dated 22 October 2020 and the “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We were provided with Legal Due Diligence issued by Shearman & Sterling, dated 22 October 2021 and the detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”).

Based on the “Project Bianchi - Legal and Red Flag Report” we understand that the lease agreement for this asset includes a pre-emption rights and rights of first refusal in favour of certain lessees.

The report considers this topic as Medium Risk and advises to obtain evidence of a waiver of the relevant tenants of the pre-emption rights/rights of first refusal granted to them under the relevant lease agreements in connection with the sale of such assets, which can be added in the Facility Agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Sammontana

Lease Length:	Starting from 01/01/2014 to 31/01/2039

Rent:	€2,564,383

Rent Review:	75%

Break Option:	Lease Agreement at any time upon a 6-month prior written notice to the Landlord for “serious causes” (gravi motivi).

Incentives:	None

Tenant Name:	CFT

Lease Length:	6y4m+6 year - Starting from 21/09/2017

Rent:	€802,000

Rent Review:	75%

Break Option:	None

Structural Vacancy	588 sqm

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €134,351 per annum, provided by Client

•   Insurance equal to €46,000 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law – as per the LDD provided, we understand the Lease Registration Tax is borne completely by the tenant for the CTF, and by both Parties equally for Sammontana.

•   Provisions for extraordinary Maintenance equal to 1.05 €/sqm p.a., as per TDD

Capital Expenses

•   Capital Expenditure sourced from file excel “Thunder Financing II - CBRE Q&A” equal to €750,000

•   Letting Fees equating to 10% of Market Rent.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €72 and €100 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transaction in Prato, reflecting an annual rent of €72/sqm. We would consider the comparable to have a similar location (similar distance from Florence city), but present inferior characteristics as the subject property includes in important portion as frozen logistics, therefore would expect the subject property to achieve a higher rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	48
Warehouse Cold Rental Value	EUR/ sq m	100

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Firenze as the most recent and relevant. We understand the transacted property represents Grade A characteristics, therefore, if put on the market, we would expect to reflect a higher capital value.

RE-LETTING PROSPECTS & MARKETABILITY	For the valuation of this asset, we adopted and Equivalent Yield of 5.00% which indicates a capital rate per sq m of €1,390, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€59,690,000
(Fifty-Nine Million Six Hundred Ninety Thousand Euros)

Considering the location and state of repair of the subject property we would consider an adequate time period of 6-9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 6-9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6%, resulting in a total value of €45,610,000.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment provided by client within excel file “Thunder II_Montelupo – RCA” in which the total reinstatement cost is estimated to be equal to €28,180,000, including professional fees and contingency. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M
Pontedera	Last Mile	Q3 2019	6,700	Fercam	12	—	€281,400	42
Pisa	Last Mile	Q1 2020	7,850	Amazon	—	—	€612,300	78
San miniato	Stocking	Q1 2021	30,000	Zignago vetro	6	—	€1,500,000	50
San miniato	Stocking	Q1 2021	15,000	Conad	—	—	€840,000	56
Terricciola	Stocking	Q1 2021	13,000	LSG	—	—	—	—

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Prato	Distribution & Logistics	H2 2019	15,310	—	—	€15,200,000	6.50%	993	Worse
Firenze	Last Mile	Q2 2020	57,600	—	—	€39,500,000	6.50%	686	Worse
Livorno	Logistics	H2 2020	30,000	—	—	N.a.	N.a.	883	Worse
Firenze	Distribution & Logistics	Q3 2021	30,000	—	—	€32,000,000	5.00%	1,067	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ISOLA LAND

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 4,654,000 (Four Million Six Hundred Fifty Four Thousand Hundred)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA STATALE, 12, ISOLA DELLA SCALA (VR)

INSPECTED BY:	VALUATION DATE:	PROPERTY TYPE
DESKTOP	01/10/2021	GREENFIELD

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure • Good location in strong logistics market (Verona Logistics Market)	• Poor maintenance conditions of the urbanization works

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Increasing competition within the Verona Market

LOCATION & SITUATION

LOCATION

The subject property is located in Isola della Scala, a small municipality of Verona province, Veneto region in the north east of Italy.

Isola della Scala is a small town of about 11,463 inhabitants, about 19 km south from Verona. The entire Province of Verona has a high level of economic and social development: a long-established industry, comprising almost all industry sectors, with a strong attitude for trading with other countries, a logistics platform among the most efficient in Europe and an infrastructure system capable of attracting both domestic and international investments.

The Isola della Scala industrial market is comprised within the greater Verona market, which is one of the most important logistics markets in Northern Italy.

More precisely, the property is situated in Via Statale 12, about 1,8 km from the town centre, 4 minutes by car. The site is approximately 30 minutes far from Verona and it is adjacent to the railway Bologna-Verona and Strada Statale 12, a highway that connects Pisa and Brenner pass.

The A4 motorway is accessible from the subject property via the “Verona Sud” junction located at some 6,1 km, connecting from SS 12. Furthermore, A22 Autostrada del Brennero is 13,4 km distant from the property, accessible via the Verona Nord toll booth.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

As for public transportation, the main airports include the “Valerio Catullo” Airport at 12,5 km from the subject property, the Brescia Montichiari Airport at 67 km, and the Milano Linate at 150 km. The nearest train station is located in Verona, about 9 km away from the subject property.

The surrounding area is mainly characterised by flat agricultural lands, with several industrial areas and residential areas developed along the SS 12 in both directions.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a building plot of land, where some urbanization works have been carried out in the past.

Part of the area is a green field where vegetation freely grows, while part of that has been paved and an electrical cabin has been built. However, as we understand from the TDD report prepared by Arcadis and dated 20th April 2020, the urbanization works lay in poor maintenance conditions, with deep cracks in the paved surface, the electrical cabin door is out of service and the whole site is in state of semiabandonment.

We understand that the Asset is bordered on the northern and western side by the railway, on the eastern side by another plot of land that is adjacent to the highway (Statale 12), on the southern side with other properties. The access to the property is provided from a partially paved road that starts from a roundabout.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	N.a.
Eaves Height	N.a.
No. of loading Doors	N.a.
Loading Door Ratio (/1k sqm)	N.a.
Floor loading	N.a.
Cross-Dock	N.a.
Warehouse (% of GLA)	N.a.
Site Coverage Ratio	N.a.

ACCOMMODATION	We have not been provided with a Technical Due Diligence Report.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Thunder_II_Asset_List_for_Bidding_20210921_134909809297”. These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
TOTAL	—	48,007
Site Area		84,613

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th April 2020.

From our desktop inspection, the property appeared to be in a fair condition being a building plot of land in which some urbanization works have been carried out previously.

We have been provided with Technical Due Diligence Report (TEDD) undertaken by Arcadis dated 06th March 2021, which indicated a section of the area as green field allowing free vegetational growth, while a part has been paved and an electrical cabin has been built.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical and Environmental Due Diligence Report undertaken by Arcadis dated 20 April 2020, and no high-risk issues have been detected. However, medium risk has been detected related to geology and easements/encumbrances/protection belts. The former should be considered in case of future works on the site area and the latter shall be considered in designing the layout of the site area.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided with the Technical Due Diligence issued by Arcadis Spa and dated 20 April 2020, the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020, PSPAs Agreement dated 26 June 2020; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

Based on the Supplemental Legal Memorandum we understand that the Sell and Purchase Agreement has been completed and Kryalos Sgr Spa is owner of the subject property. The documents states that:

•   all Remediation Activities required in relation to the cadastral titles have been completed prior to closing of each acquisition; and

•   currently no amnesty cadastral procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 23 June 2020 and a detailed tenancy schedule (excel file “Thunder Financing II - CBRE Q&A”) and we understand that the property is fully vacant.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	We have valued the land using Sale Comparison Approach. Therefore we did not consider any costs.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION METHODOLOGY – MARKET VALUE

As we have not been informed of any approved development plan and we have not been provided with details regarding the site, buildable areas and development costs we adopted, in order to arrive at our opinion of value, a comparison approach.

Please note that the Italian land market is characterised by a general lack of transparency, due to the fact that most of the land transactions are agreed off market. Land prices vary based on the location, position, size as well as urbanization status of the land, surrounding area, brownfields vs greenfields, etc.

Generally, areas within established industrial zones and/or logistics parks in proximity to densely populated cities - where there is scarce and limited availability of buildable land - achieve higher values. From our market analysis, we note that there is a direct correlation between the values of industrial zoned lands and the trend of the industrial/logistics market.

In our market analysis, we took into consideration a number of comparable evidences currently on sale, asking prices of industrial land plots, within proximity of the subject Property and along the wider Verona area.

The subject property benefits from good accessibility and it is located within a small industrial area. The access to the property is provided from a partially paved road that connects the area to SS12 road, allowing connection to Pisa and Brenner Pass. At the same time, the property is in proximity to the Verona by 30 minutes.

Our overall approach results in a blended capital rate per sqm of €55 which falls within our comparable evidence and from our point of view is in line with the market trend in that area.

The adoption of a capital value of €55 psm of land area results in a total market value of approx. €4,654,000.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Via Bernardino Brugnoli – Isola della Scala	Land Plot for Logistic Development	Q3 2021	8,000	NA	NA	€480,000	NA	€60	Similar
Via Tavole di Casalbergo – Isola della Scala	Land Plot for Logistic Development	Q3 2021	12,000	NA	NA	€450,000	NA	€38	Similar
Via dell’Industria – Isola della Scala	Land Plot for Logistic Development	Q3 2021	2,800	NA	NA	€150,000	NA	€54	Similar
Via Ca’ Magre - Isola della Scala	Land Plot for Logistic Development	Q3 2021	33,000	NA	NA	€833,000	NA	€25	Worse
Via XXV Aprile – Isola della Scala	Land Plot for Logistic Development	Q3 2021	2,673	NA	NA	€148,000	NA	€55	Similar
Via Le Cassere – Oppeano	Land Plot for Logistic Development	Q3 2021	40,905	NA	NA	€1,225,000	NA	€30	Similar
Via Venticinque Aprile - Nogara	Land Plot for Logistic Development	Q3 2021	44,200	NA	NA	€3,536,000	NA	€80	Similar
Via della Tecnica – Gruaro	Land Plot for Logistic Development	Q3 2021	40,455	NA	NA	€3,000,000	NA	€74	Similar

15

Appendix A Terms of Engagement Letter

Award Confirmation

XXXXX MRICS on behalf of CBRE Limited is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW973025, CW1467282. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System.

Supplier: Statement of Work

VSIMS ID:	21-005301-APR-001	Service Requested:	Appraisal (Order)
Project Description:	Thunder II;Multiple Locations in Italy,LO,Milan,ITA
Borrower / Client:	XXXXX
Sourcing Manager:	XXXXX

Contract Amendments (original terms remain in force except where expressly modified)
Date Amended	Revised Due Date	Revised Fee	Revised Statement of Work
11/06/2021	11/08/2021	EUR XXXXX	Amended to remove Prato 3 asset. See new property list.
10/28/2021	11/08/2021	EUR XXXXX	Updated asset list; Verona and Stezzano have been dropped from the perimeter and Montelupo has been added. See updated documentation attached.
Original Terms

Award Date	Delivery Due Date	Fee	Delivery Performance
10/01/2021	11/08/2021	EUR XXXXX	All deliveries due by 6 PM local time unless otherwise specified.

Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager.

Service Definition

Product: International; Appraisal Certification: Contracted Appraiser Must Sign

#	CUR	Premise	Interest	Allocations
1	EUR	Market Value As-Is	Freehold	Real Estate
Subject to leases to end tenants
2	EUR	Market Value Other	Freehold	Real Estate
VPV
3	EUR	Market Value As-Is	Freehold	Real Estate
ERV
4	EUR	Replacement Cost Value As-Is	Not Applicable	Real Estate
a/k/a Indicative Reinstatement Cost

Policies, Procedures, Other Terms and Conditions

1.

Draft report in 4 weeks (subject to data and inspection availability) with final to follow a week later. The scope of work must include a current physical inspection and valuation of each asset. Please investigate and report a land size for each property valued. Deliverable to include a single valuation report with market analyses and comparable evidence supporting the individual site/location valuations. A summary spreadsheet of physical data and valuation results is also requested. Standard Liability cap to apply and contracted valuer must sign.

2.

APPRAISAL PROPERTY INSPECTIONS: In the event a complete inspection is not possible, the issue must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices.

3.

APPRAISAL REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ----- 3) Marketing time------4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease) ------ 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or “gut” renovation unless waived by Commercial Appraisal Services (CAS) ------ 6) Exclusion of any approach (Cost, Sales Comparison or Income) must be explained (not just stated) ------ 7) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years-------8) Review CAS Appraisal Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

4.

CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance).

5.

INVOICE: To expedite invoice processing the invoice must identify the address and work performed for all properties. Include the statement FOREIGN SOURCE------to expedite processing and ensure the appropriate accounting rules are followed. If not included on the invoice, include a separate document listing your wire instructions in order to process the payment electronically.

6.

OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ----- 3) Marketing time------4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease) ------ 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS) ------ 6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years ------ 7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

7.

RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

8.	Submission of the Argus Enterprise data file is required when Argus-based DCF analysis is part of the appraisal.

Documents (document content must be downloaded from VSIMS)

SOW-specific Reference Documents

1.	Bank_of_America_EMEA-APAC_Valuation_Requirements_20210212_20210217_07563345732a.pdf

2.	EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx

3.	APPRAISAL_INSPECTION_GUIDANCE_20200317_2204496672cf.pdf

Project-specific Documents

1.	Miscellaneous (APR) Thunder_II_Asset_List_for_Bidding_-_Revised_20211104_20211106_074833595651.xlsx

Addressee and Distribution Instructions

Report Distribution	Name	Address	Comments
Addressee and Intended User	XXXXX	XXXXX	XXXXX

Global Project Contact(s) (optional contacts listed where applicable)

N/A

Prop #	Property Description
001	Multiple Locations in Italy (Site Owner:XXXXX) Property Type:Industrial Warehouse-Distribution Warehouse; Tax Parcel ID(s):Mult Contact(s): XXXXX

Appendix B Valuation Schedule

17

PORTFOLIO: ON BEHALF OF: VALUATION DATE:	Thunder II Bank Of America Europe DAC 01/10/2021

PORTFOLIO VALUATION SUMMARY

Property Name	Prop ID	Address	Currency	Area Unit	Total Area	Percentage of Vacancy (ERV)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (EUR)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Capital Expenditure	Market Value (01/10/2021)	Special Assumption (VPV)	Special Assumption SPV (0.75%)
ITALY
Fizzonasco	TH1	Via Buozzi, 12,, Fizzonasco, 20090, Italy	EUR	sm	44,726	0.00%	11.24	11.24	1,294,753	1,500,000	1,500,000	1,789,040	23,870,000	5.24%	4.70%	5.94%	29,002,098	-4,300,000	23,870,000	19,080,000	24,518,211
Tavazzano	TH10	Via Ettore Majorana, 2,, Tavazzano, 26838, Italy	EUR	sm	10,970	0.00%	0.27	0.27	544,700	658,260	658,260	581,410	10,890,000	4.83%	4.00%	4.16%	11,329,405	-58,141	10,890,000	9,560,000	11,187,359
Siziano 1	TH11	Via Monte Bianco snc,, Siziano, 27010, Italy	EUR	sm	13,215	0.00%	10.01	10.01	238,293	375,000	375,000	528,600	8,010,000	2.88%	4.10%	4.71%	8,286,116	0	8,010,000	6,840,000	8,224,433
Siziano 2	TH12	Via Monte Bianco snc,, Siziano, 27010, Italy	EUR	sm	10,829	0.00%	11.67	11.67	317,702	400,000	400,000	465,647	8,440,000	3.64%	4.10%	4.38%	8,737,749	0	8,440,000	6,760,000	8,672,704
San Miniato 3	TH13	Via Marco Polo,, San Miniato (PI), 56028, Italy	EUR	sm	33,264	0.00%	11.84	11.84	1,376,804	1,583,800	1,583,800	1,596,672	24,890,000	5.35%	4.80%	5.07%	27,257,954	-1,500,000	24,890,000	18,450,000	25,566,207
San Miniato 2	TH14	Via Umberto Nobile, San Miniato (PI), 56028, Italy	EUR	sm	23,860	0.00%	11.35	11.35	828,927	960,000	960,000	1,193,000	18,920,000	4.23%	4.60%	5.10%	19,783,445	-200,000	18,920,000	15,600,000	19,437,663
Piacenza	TH15	Str. Ai Dossi di le Mose,, Piacenza PC, 29122, Italy	EUR	sm	19,794	100.00%	—	2.25	1,219,059	1,315,000	1,315,000	1,187,640	18,950,000	6.22%	5.65%	5.35%	19,728,213	-118,764	18,950,000	15,890,000	19,463,473
Prato 4	TH17	Via Frediani Francesco, 39, Prato PO, 59100, Italy	EUR	sm	8,585	0.00%	17.18	17.18	640,495	750,000	750,000	746,895	12,830,000	4.82%	4.80%	4.80%	13,281,736	0	12,830,000	10,440,000	13,182,865
Montelupo	TH18	Via Tosco Romagnola Sud, 65, L.p.ponterotto FI,, 50056, Italy	EUR	sm	43,522	0.83%	15.09	15.20	3,146,279	3,366,383	3,366,383	3,403,148	59,690,000	5.09%	5.00%	5.07%	62,534,053	-750,000	59,690,000	45,610,000	61,324,122
Genoa	TH2	Viale Europa n. 42,, Casella/Genoa, 16015, Italy	EUR	sm	40,048	0.00%	13.53	13.40	1,304,027	1,503,320	1,503,320	1,470,104	20,260,000	6.22%	5.85%	5.87%	21,271,498	-300,000	20,260,000	14,540,000	20,815,383
Genoa Solar Panels	TH22	Viale Europa n. 42,, Casella/Genoa, 16015, Italy	EUR	sm	0	0.00%	11.18	11.18	73,812	74,183	74,183	74,183	1,220,000	5.85%	5.85%	5.85%	1,261,745	0	1,220,000	1,220,000	1,252,352
Turin	TH3	Via Casagrande, 58, Casagrande, 10078, Italy	EUR	sm	17,140	0.00%	14.26	14.26	727,773	809,006	809,006	805,580	11,720,000	6.00%	5.00%	4.98%	12,326,551	-200,000	11,720,000	8,720,000	12,036,279
Arluno	TH4	Via Cesare Castiglioni no. 20, Arluno, Italy	EUR	sm	16,014	0.00%	6.00	6.00	581,488	711,244	711,244	704,616	10,470,000	5.36%	4.90%	4.87%	11,040,893	-200,000	10,470,000	7,810,000	10,760,192
Monterotondo	TH5	Via Ercole Ramarini, 1,, Monterotondo, 00015, Italy	EUR	sm	11,853	0.00%	0.82	0.82	323,148	424,274	424,274	474,120	5,730,000	5.45%	4.70%	4.89%	6,177,341	-250,000	5,730,000	4,150,000	5,883,217
Marzano	TH6	Strada Provinciale,, Marzano PV, 27010, Italy	EUR	sm	9,500	0.00%	10.67	10.67	462,193	510,159	510,159	465,500	8,410,000	5.31%	4.75%	4.53%	8,709,035	0	8,410,000	6,490,000	8,644,203
Vignate	TH7	Strada Anticadi,, Cassano103, 20060, Italy	EUR	sm	21,080	0.00%	6.42	6.42	500,891	602,250	602,250	948,600	10,490,000	4.61%	5.50%	7.28%	13,198,767	-2,344,860	10,490,000	7,660,000	10,773,109
Concorezzo	TH8	Via Cascina Giuseppina n. 6,, Concorezzo, Monza, 20863, Italy	EUR	sm	8,251	0.00%	12.35	12.35	439,574	482,400	482,400	288,785	3,260,000	13.01%	7.80%	6.02%	3,578,067	-200,000	3,260,000	1,600,000	3,352,920
Capriata d’Orba	TH9	SP 185 Cascina Alessandrina snc, Capriata d’Orbia (AL), 15060, Italy	EUR	sm	8,775	0.00%	6.64	6.57	297,816	337,521	337,521	307,125	3,930,000	7.33%	6.10%	6.08%	4,213,421	-150,000	3,930,000	2,850,000	4,033,172

Italy: Sub-Total		—	EUR	sm	341,426	7.14%	11.42	10.80	14,317,734	16,362,800	16,362,800	17,030,665	261,980,000	5.28%	4.99%	5.23%	281,718,087	-10,571,765	261,980,000	203,270,000	269,128,000

Arluno Land		Via Cesare Castiglioni no. 20, Arluno, Italy	EUR																669,000	669,000	669,000
Isola Land		Via Statale 12, Isola della Scala, 37060, Verona, Italy	EUR																4,654,000	4,654,000	4,654,000
Capriata Land		SP 185 Cascina Alessandrina snc, Capriata d’Orbia (AL), 15060, Italy	EUR																835,000	835,000	835,000

TOTAL		—	EUR	sq m	341,426	7.14%	11.42	10.80	14,317,734	16,362,800	16,362,800	17,030,665	261,980,000	5.28%	4.99%	5.23%	281,718,087	-10,571,765	268,138,000	209,428,000	275,286,000

Appendix C Valuation Printouts

18

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Fizzonasco, Via Buozzi, 12,
External ID	TH1

Gross Valuation		29,002,098
Capital Costs		-4,300,000
Net Value Before Fees		24,702,098

Less Stamp Duty	@2.00% Net Sale Price	477,335
Agents Fee	@1.00% Net Sale Price	238,668
Legal Fee	@0.50% Net Sale Price	119,334

Net Valuation		23,866,761
Say		23,870,000

Equivalent Yield		4.7%	True Equivalent Yield	4.8335%
Initial Yield (Valuation Rent)		5.2415%	Initial Yield (Contracted Rent)	5.2415%
Reversion Yield		5.9437%

Total Valuation Rent		1,500,000	Total Contracted Rent	1,500,000
Total Rental Value		1,789,040	Number of Tenants	2
Capital Value Per Area		534

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,500,000	-205,247	0	1,294,753	5.2415%	5.4178%
01/10/2023	1,500,000	-317,062	0	1,182,938	4.7888%	4.9357%
23/12/2032	1,789,040	-320,820	0	1,468,220	5.9437%	6.1712%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
AF Logistics	Wareho	34.a		22/12/2032	Vacant	Hardcore(4.7%)	1,000,000	1,000,000	1,252,000	19,928,234	4.3314%	4.3314%	4.7000%	5.1559%
AF Logistics	Wareho	365		22/12/2032	Vacant	Hardcore(4.7%)	500,000	500,000	537,040	9,073,865	4.7563%	4.7563%	4.7000%	4.8572%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Genoa, Viale Europa n. 42,
External ID	TH2

Gross Valuation		21,271,498
Capital Costs		-300,000
Net Value Before Fees		20,971,498

Less Stamp Duty	@2.00% Net Sale Price	405,246
Agents Fee	@1.00% Net Sale Price	202,623
Legal Fee	@0.50% Net Sale Price	101,312

Net Valuation		20,262,317
Say		20,260,000

Equivalent Yield		5.85%	True Equivalent Yield	6.0726%
Initial Yield (Valuation Rent)		6.2181%	Initial Yield (Contracted Rent)	6.2181%
Reversion Yield		5.8651%

Total Valuation Rent		1,503,320	Total Contracted Rent	1,503,320
Total Rental Value		1,470,104	Number of Tenants	4
Capital Value Per Area		506

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,503,320	-199,293	0	1,304,027	6.2181%	6.4675%
01/10/2022	1,503,320	-240,543	0	1,262,777	6.0214%	6.2550%
29/02/2028	1,514,368	-240,686	0	1,273,682	6.0734%	6.3111%
01/10/2030	1,459,400	-239,972	0	1,219,428	5.8147%	6.0323%
01/09/2037	1,470,104	-240,111	0	1,229,993	5.8651%	6.0865%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Carrefour	Wareho	34.a		31/08/2037	Vacant	Hardcore(5.85%	)	970,000	970,000	980,704	13,989,419	6.0146%	6.0146%	5.8500%	5.8720%
AF Logistics	Wareho	365		30/09/2030	Vacant	Hardcore(5.85%	)	165,124	165,124	175,700	2,453,799	5.8372%	5.8372%	5.8500%	5.9810%
FIP	Wareho	395		30/09/2030	Vacant	Hardcore(5.85%	)	325,244	325,244	259,700	4,109,127	6.8659%	6.8659%	5.8500%	5.2792%
FIP	Wareho	403		28/02/2028	Vacant	Hardcore(5.85%	)	42,952	42,952	54,000	719,154	5.1808%	5.1808%	5.8500%	6.2353%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Turin, Via Casagrande, 58
External ID	TH3

Gross Valuation		12,326,551
Capital Costs		-200,000
Net Value Before Fees		12,126,551

Less Stamp Duty	@2.00% Net Sale Price	234,329
Agents Fee	@1.00% Net Sale Price	117,165
Legal Fee	@0.50% Net Sale Price	58,582

Net Valuation		11,716,474
Say		11,720,000

Equivalent Yield		5%	True Equivalent Yield	5.1635%
Initial Yield (Valuation Rent)		6.0015%	Initial Yield (Contracted Rent)	6.0015%
Reversion Yield		4.9757%

Total Valuation Rent		809,006	Total Contracted Rent	809,006
Total Rental Value		805,580	Number of Tenants	1
Capital Value Per Area		684

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	809,006	-81,233	0	727,773	6.0015%	6.2335%
01/10/2023	809,006	-202,241	0	606,765	5.0036%	5.1641%
01/01/2036	805,580	-202,197	0	603,383	4.9757%	5.1344%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Schneider Electric	Wareho	34.a		31/12/2035	Vacant	Hardcore(5%	)	809,006	809,006	805,580	12,326,551	5.9041%	5.9041%	5.0000%	4.8950%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Arluno , Via Cesare Castiglioni no. 20
External ID	TH4

Gross Valuation		11,040,893
Capital Costs		-200,000
Net Value Before Fees		10,840,893

Less Stamp Duty	@2.00% Net Sale Price	209,486
Agents Fee	@1.00% Net Sale Price	104,743
Legal Fee	@0.50% Net Sale Price	52,371

Net Valuation		10,474,293
Say		10,470,000

Equivalent Yield		4.9%	True Equivalent Yield	5.0573%
Initial Yield (Valuation Rent)		5.3638%	Initial Yield (Contracted Rent)	5.3638%
Reversion Yield		4.8662%

Total Valuation Rent		711,244	Total Contracted Rent	711,244
Total Rental Value		704,616	Number of Tenants	1
Capital Value Per Area		654

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	711,244	-129,756	0	581,488	5.3638%	5.5486%
01/10/2027	704,616	-177,071	0	527,545	4.8662%	5.0179%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Tecnotrans	Wareho	34.a		30/09/2027	Vacant	Hardcore(4.9%)	711,244	711,244	704,616	11,040,893	5.2667%	5.2667%	4.9000%	4.7781%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Monterotondo, Via Ercole Ramarini, 1,
External ID	TH5

Gross Valuation		6,177,341
Capital Costs		-250,000
Net Value Before Fees		5,927,341

Less Stamp Duty	@2.00% Net Sale Price	114,538
Agents Fee	@1.00% Net Sale Price	57,269
Legal Fee	@0.50% Net Sale Price	28,634

Net Valuation		5,726,900
Say		5,730,000

Equivalent Yield		4.7%	True Equivalent Yield	4.8415%
Initial Yield (Valuation Rent)		5.4518%	Initial Yield (Contracted Rent)	5.4518%
Reversion Yield		4.894%

Total Valuation Rent		424,274	Total Contracted Rent	424,274
Total Rental Value		474,120	Number of Tenants	1
Capital Value Per Area		483

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	424,274	-101,126	0	323,148	5.4518%	5.6428%
28/07/2022	0	-95,610	0	-95,610	-1.6130%	-1.5969%
28/10/2022	474,120	-101,774	0	372,346	6.2818%	6.5364%
01/10/2023	474,120	-184,033	0	290,087	4.8940%	5.0475%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Tecnotrans	Wareho	34.a		27/07/2022	Vacant	Hardcore(4.7%)	424,274	424,274	474,120	6,177,341	5.2312%	5.2312%	4.7000%	4.6960%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Marzano, Strada Provinciale,
External ID	TH6

Gross Valuation		8,709,035
Capital Costs		0
Net Value Before Fees		8,709,035

Less Stamp Duty	@2.00% Net Sale Price	168,291
Agents Fee	@1.00% Net Sale Price	84,145
Legal Fee	@0.50% Net Sale Price	42,073

Net Valuation		8,414,527
Say		8,410,000

Equivalent Yield		4.75%	True Equivalent Yield	4.9002%
Initial Yield (Valuation Rent)		5.3071%	Initial Yield (Contracted Rent)	5.3071%
Reversion Yield		4.5282%

Total Valuation Rent		510,159	Total Contracted Rent	510,159
Total Rental Value		465,500	Number of Tenants	1
Capital Value Per Area		885

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	510,159	-47,966	0	462,193	5.3071%	5.4879%
01/10/2023	510,159	-71,716	0	438,443	5.0343%	5.1968%
01/06/2032	465,500	-71,136	0	394,365	4.5282%	4.6593%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Geodis	Wareho	34.a		31/05/2032	Vacant	Hardcore(4.75%)	510,159	510,159	465,500	8,709,035	5.3071%	5.3071%	4.7500%	4.5282%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Vignate, Strada Anticadi,
External ID	TH7

Gross Valuation		13,198,767
Capital Costs		-2,344,860
Net Value Before Fees		10,853,907

Less Stamp Duty	@2.00% Net Sale Price	209,737
Agents Fee	@1.00% Net Sale Price	104,869
Legal Fee	@0.50% Net Sale Price	52,434

Net Valuation		10,486,867
Say		10,490,000

Equivalent Yield		5.5%	True Equivalent Yield	5.6789%
Initial Yield (Valuation Rent)		4.6148%	Initial Yield (Contracted Rent)	4.6148%
Reversion Yield		7.2788%

Total Valuation Rent		602,250	Total Contracted Rent	602,250
Total Rental Value		948,600	Number of Tenants	1
Capital Value Per Area		498

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	602,250	-101,359	0	500,891	4.6148%	4.7511%
06/05/2022	0	-93,530	0	-93,530	-0.8617%	-0.8571%
06/08/2023	948,600	-105,862	0	842,738	7.7644%	8.1563%
01/10/2023	948,600	-158,562	0	790,038	7.2788%	7.6224%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Logita	Wareho	34.a		05/05/2022	Vacant	Hardcore(5.5%)	602,250	602,250	948,600	13,198,767	3.7950%	3.7950%	5.5000%	5.9857%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Concorezzo, Via Cascina Giuseppina n. 6,
External ID	TH8

Gross Valuation		3,578,067
Capital Costs		-200,000
Net Value Before Fees		3,378,067

Less Stamp Duty	@2.00% Net Sale Price	65,277
Agents Fee	@1.00% Net Sale Price	32,638
Legal Fee	@0.50% Net Sale Price	16,319

Net Valuation		3,263,833
Say		3,260,000

Equivalent Yield		7.8%	True Equivalent Yield	8.3095%
Initial Yield (Valuation Rent)		13.0126%	Initial Yield (Contracted Rent)	13.0126%
Reversion Yield		6.0244%

Total Valuation Rent		482,400	Total Contracted Rent	482,400
Total Rental Value		288,785	Number of Tenants	1
Capital Value Per Area		395

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	482,400	-42,826	0	439,574	13.0126%	14.1439%
01/10/2022	482,400	-87,794	0	394,606	11.6814%	12.5867%
31/01/2028	288,785	-85,277	0	203,508	6.0244%	6.2582%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
HD Star	Wareho	34.a		30/01/2028	Vacant	Hardcore(7.8%	)	482,400	482,400	288,785	3,578,067	12.2852%	12.2852%	7.8000%	5.6876%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Capriata d’Orba, SP 185 Cascina Alessandrina snc
External ID	TH9

Gross Valuation		4,213,421
Capital Costs		-150,000
Net Value Before Fees		4,063,421

Less Stamp Duty	@2.00% Net Sale Price	78,520
Agents Fee	@1.00% Net Sale Price	39,260
Legal Fee	@0.50% Net Sale Price	19,630

Net Valuation		3,926,011
Say		3,930,000

Equivalent Yield		6.1%	True Equivalent Yield	6.3482%
Initial Yield (Valuation Rent)		7.3292%	Initial Yield (Contracted Rent)	7.3292%
Reversion Yield		6.0834%

Total Valuation Rent		337,521	Total Contracted Rent	337,521
Total Rental Value		307,125	Number of Tenants	3
Capital Value Per Area		448

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	337,521	-39,705	0	297,816	7.3292%	7.6776%
01/10/2022	337,521	-60,326	0	277,195	6.8217%	7.1228%
01/02/2026	318,298	-60,076	0	258,222	6.3548%	6.6154%
02/04/2026	318,845	-60,083	0	258,762	6.3681%	6.6298%
02/01/2030	307,125	-59,931	0	247,194	6.0834%	6.3219%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
PAREDES	Wareho	34.a		01/04/2026	Standard	Hardcore(6.1%	)	40,753	40,753	41,300	547,740	6.5650%	6.5650%	6.1000%	6.0687%
PAREDES	Wareho	477		31/01/2026	Standard	Hardcore(6.1%	)	106,198	106,198	86,975	1,220,329	7.6787%	7.6787%	6.1000%	5.7364%
STAR	Wareho	484		01/01/2030	Standard	Hardcore(6.1%	)	190,570	190,570	178,850	2,445,352	6.8764%	6.8764%	6.1000%	5.8867%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Tavazzano, Via Ettore Majorana, 2,
External ID	TH10

Gross Valuation		11,329,405
Capital Costs		-58,141
Net Value Before Fees		11,271,264

Less Stamp Duty	@2.00% Net Sale Price	217,802
Agents Fee	@1.00% Net Sale Price	108,901
Legal Fee	@0.50% Net Sale Price	54,451

Net Valuation		10,890,110
Say		10,890,000

Equivalent Yield		4%	True Equivalent Yield	4.0986%
Initial Yield (Valuation Rent)		4.8326%	Initial Yield (Contracted Rent)	4.8326%
Reversion Yield		4.1597%

Total Valuation Rent		658,260	Total Contracted Rent	658,260
Total Rental Value		581,410	Number of Tenants	1
Capital Value Per Area		993

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	658,260	-113,560	0	544,700	4.8326%	4.9822%
07/01/2022	0	-105,003	0	-105,003	-0.9316%	-0.9262%
07/10/2022	581,410	-112,561	0	468,849	4.1597%	4.2701%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Zampieri Holdings	Wareho	34.a		06/01/2022	Standard	Hardcore(4%)	658,260	658,260	581,410	11,329,405	4.8078%	4.8078%	4.0000%	4.1383%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Siziano 1, Via Monte Bianco snc,
External ID	TH11

Gross Valuation		8,286,116
Capital Costs		0
Net Value Before Fees		8,286,116

Less Stamp Duty	@2.00% Net Sale Price	160,118
Agents Fee	@1.00% Net Sale Price	80,059
Legal Fee	@0.50% Net Sale Price	40,030

Net Valuation		8,005,909
Say		8,010,000

Equivalent Yield		4.1%	True Equivalent Yield	4.1955%
Initial Yield (Valuation Rent)		2.8758%	Initial Yield (Contracted Rent)	2.8758%
Reversion Yield		4.7054%

Total Valuation Rent		375,000	Total Contracted Rent	375,000
Total Rental Value		528,600	Number of Tenants	1
Capital Value Per Area		606

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	375,000	-136,707	0	238,293	2.8758%	2.9282%
01/10/2031	528,600	-138,704	0	389,896	4.7054%	4.8471%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Tiesse	Wareho	34.a		30/09/2031	Standard	Hardcore(4.1%)	375,000	375,000	528,600	8,286,116	2.8758%	2.8758%	4.1000%	4.7054%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Siziano 2, Via Monte Bianco snc,
External ID	TH12

Gross Valuation		8,737,749
Capital Costs		0
Net Value Before Fees		8,737,749

Less Stamp Duty	@2.00% Net Sale Price	168,845
Agents Fee	@1.00% Net Sale Price	84,423
Legal Fee	@0.50% Net Sale Price	42,211

Net Valuation		8,442,270
Say		8,440,000

Equivalent Yield		4.1%	True Equivalent Yield	4.2017%
Initial Yield (Valuation Rent)		3.636%	Initial Yield (Contracted Rent)	3.636%
Reversion Yield		4.3775%

Total Valuation Rent		400,000	Total Contracted Rent	400,000
Total Rental Value		465,647	Number of Tenants	1
Capital Value Per Area		779

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	400,000	-82,298	0	317,702	3.6360%	3.7201%
01/06/2033	465,647	-83,151	0	382,496	4.3775%	4.5000%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Lindebergh Spa	Wareho	34.a		31/05/2033	Standard	Hardcore(4.1%)	400,000	400,000	465,647	8,737,749	3.6360%	3.6360%	4.1000%	4.3775%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	San Miniato 3, Via Marco Polo,
External ID	TH13

Gross Valuation		27,257,954
Capital Costs		-1,500,000
Net Value Before Fees		25,757,954

Less Stamp Duty	@2.00% Net Sale Price	497,738
Agents Fee	@1.00% Net Sale Price	248,869
Legal Fee	@0.50% Net Sale Price	124,435

Net Valuation		24,886,912
Say		24,890,000

Equivalent Yield		4.8%	True Equivalent Yield	4.9479%
Initial Yield (Valuation Rent)		5.3452%	Initial Yield (Contracted Rent)	5.3452%
Reversion Yield		5.0716%

Total Valuation Rent		1,583,800	Total Contracted Rent	1,583,800
Total Rental Value		1,596,672	Number of Tenants	1
Capital Value Per Area		748

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,583,800	-206,996	0	1,376,804	5.3452%	5.5286%
01/10/2023	1,583,800	-290,156	0	1,293,644	5.0223%	5.1840%
01/08/2033	1,596,672	-290,324	0	1,306,348	5.0716%	5.2366%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Zignago	Wareho	34.a		31/07/2033	Standard	Hardcore(4.8%)	1,583,800	1,583,800	1,596,672	27,257,954	5.0510%	5.0510%	4.8000%	4.7925%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	San Miniato 2, Via Umberto Nobile
External ID	TH14

Gross Valuation		19,783,445
Capital Costs		-200,000
Net Value Before Fees		19,583,445

Less Stamp Duty	@2.00% Net Sale Price	378,424
Agents Fee	@1.00% Net Sale Price	189,212
Legal Fee	@0.50% Net Sale Price	94,606

Net Valuation		18,921,203
Say		18,920,000

Equivalent Yield		4.6%	True Equivalent Yield	4.7257%
Initial Yield (Valuation Rent)		4.2328%	Initial Yield (Contracted Rent)	4.2328%
Reversion Yield		5.1025%

Total Valuation Rent		960,000	Total Contracted Rent	960,000
Total Rental Value		1,193,000	Number of Tenants	1
Capital Value Per Area		793

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	960,000	-131,073	0	828,927	4.2328%	4.3472%
01/10/2022	960,000	-190,723	0	769,277	3.9282%	4.0266%
01/02/2033	1,193,000	-193,752	0	999,248	5.1025%	5.2695%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Cromology	Wareho	34.a		31/01/2033	Standard	Hardcore(4.6%)	960,000	960,000	1,193,000	19,783,445	4.1900%	4.1900%	4.6000%	5.0509%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Piacenza, Str. Ai Dossi di le Mose,
External ID	TH15

Gross Valuation		19,728,213
Capital Costs		-118,764
Net Value Before Fees		19,609,449

Less Stamp Duty	@2.00% Net Sale Price	378,927
Agents Fee	@1.00% Net Sale Price	189,463
Legal Fee	@0.50% Net Sale Price	94,732

Net Valuation		18,946,328
Say		18,950,000

Equivalent Yield		5.65%	True Equivalent Yield	5.8675%
Initial Yield (Valuation Rent)		6.2167%	Initial Yield (Contracted Rent)	6.2167%
Reversion Yield		5.3465%

Total Valuation Rent		1,315,000	Total Contracted Rent	1,315,000
Total Rental Value		1,187,640	Number of Tenants	3
Capital Value Per Area		0

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,315,000	-95,941	0	1,219,059	6.2167%	6.4660%
01/01/2022	1,315,000	-140,873	0	1,174,127	5.9876%	6.2185%
01/01/2023	1,908,820	-148,593	0	1,760,227	8.9764%	9.5035%
01/04/2023	2,502,640	-156,313	0	2,346,327	11.9653%	12.9166%
31/12/2023	1,187,640	-139,218	0	1,048,422	5.3465%	5.5301%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
TNT	Wareho	628		30/12/2023	Standard	Hardcore(5.65%)	1,315,000	1,315,000	0	2,581,800	47.2174%	47.2174%	5.6500%	0.0000%
New tenant 1	Wareho	623		30/06/2028	Standard	Hardcore(5.65%)	0	0	593,820	8,639,823	0.0000%	-0.5055%	5.6500%	6.0674%
New tenant 2	Wareho	638		30/09/2028	Standard	Hardcore(5.65%)	0	0	593,820	8,506,590	0.0000%	-0.5134%	5.6500%	6.1624%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Prato 4, Via Frediani Francesco, 39
External ID	TH17

Gross Valuation		13,281,736
Capital Costs		0
Net Value Before Fees		13,281,736

Less Stamp Duty	@2.00% Net Sale Price	256,652
Agents Fee	@1.00% Net Sale Price	128,326
Legal Fee	@0.50% Net Sale Price	64,163

Net Valuation		12,832,595
Say		12,830,000

Equivalent Yield		4.8%	True Equivalent Yield	4.9476%
Initial Yield (Valuation Rent)		4.8224%	Initial Yield (Contracted Rent)	4.8224%
Reversion Yield		4.7993%

Total Valuation Rent		750,000	Total Contracted Rent	750,000
Total Rental Value		746,895	Number of Tenants	1
Capital Value Per Area		1,494

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	750,000	-109,505	0	640,495	4.8224%	4.9713%
27/05/2022	746,895	-109,464	0	637,431	4.7993%	4.9468%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Cecchi	Wareho	34.a		26/05/2022	Standard	Hardcore(4.8%)	750,000	750,000	746,895	13,281,736	4.8224%	4.8224%	4.8000%	4.7993%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Montelupo, Via Tosco Romagnola Sud, 65
External ID	TH18

Gross Valuation		62,534,053
Capital Costs		-750,000
Net Value Before Fees		61,784,053

Less Stamp Duty	@2.00% Net Sale Price	1,193,895
Agents Fee	@1.00% Net Sale Price	596,947
Legal Fee	@0.50% Net Sale Price	298,474

Net Valuation		59,694,737
Say		59,690,000

Equivalent Yield		5%	True Equivalent Yield	5.1599%
Initial Yield (Valuation Rent)		5.0924%	Initial Yield (Contracted Rent)	5.0924%
Reversion Yield		5.0707%

Total Valuation Rent		3,366,383	Total Contracted Rent	3,366,383
Total Rental Value		3,403,148	Number of Tenants	3
Capital Value Per Area		1,390

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	3,366,383	-220,104	0	3,146,279	5.0924%	5.2587%
01/10/2022	3,366,383	-265,185	0	3,101,198	5.0194%	5.1809%
01/02/2030	3,412,207	-269,790	0	3,142,417	5.0861%	5.2520%
01/02/2039	3,403,148	-269,673	0	3,133,475	5.0717%	5.2366%
01/02/2040	3,403,148	-270,290	0	3,132,858	5.0707%	5.2355%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Sammontana	Wareho	34.a		31/01/2039	Standard	Hardcore(5%)	2,564,383	2,564,383	2,527,100	47,090,327	5.0831%	5.0831%	5.0000%	4.9560%
CFT	Wareho	619		31/01/2030	Standard	Hardcore(5%)	802,000	802,000	847,824	15,222,457	4.9441%	4.9441%	5.0000%	5.0802%
Office/structural vac	Wareho	624		31/01/2045	Standard	Hardcore(5%)	0	0	28,224	221,269	0.0000%	-0.8418%	5.0000%	11.6347%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Genoa Solar Panels, Viale Europa n. 42,
External ID	TH22

Gross Valuation		1,261,745
Capital Costs		0
Net Value Before Fees		1,261,745

Less Stamp Duty	@2.00% Net Sale Price	24,382
Agents Fee	@1.00% Net Sale Price	12,191
Legal Fee	@0.50% Net Sale Price	6,095

Net Valuation		1,219,077
Say		1,220,000

Equivalent Yield		5.85%	True Equivalent Yield	6.0703%
Initial Yield (Valuation Rent)		5.85%	Initial Yield (Contracted Rent)	5.85%
Reversion Yield		5.85%

Total Valuation Rent		74,183	Total Contracted Rent	74,183
Total Rental Value		74,183	Number of Tenants	1
Capital Value Per Area		0

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	74,183	-371	0	73,812	5.8500%	6.0703%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Solux S.p.a. (PV)	Solar	34.a		30/11/2032	Vacant	Hardcore(5.85%)	74,183	74,183	74,183	1,261,745	5.8500%	5.8500%	5.8500%	5.8500%

Appendix D Market Research

19

Bank Of America Europe DAC

MARKET COMMENTARY

MACRO-ECONOMIC OVERVIEW - ITALY

In the first months of the year, the international scenario was characterised by a recovery in world trade and a progressive improvement in production, albeit with heterogeneous timing and rhythms between countries.

In the first quarter of 2021, the gross domestic product expressed in chain-linked values with the reference year 2015, corrected for calendar effects and seasonally adjusted, increased by 0.1% compared to the previous quarter and decreased by 0.8% compared to the first (source Istat).

The perspectives for the Italian economy remain particularly positive and are confirmed by the strong recovery in consumer and business confidence. In June, there was a marked increase in consumer confidence for all components. The index of business confidence in June increased for the seventh consecutive month in manufacturing and, above all, in services. In the period from March to May, the level of industrial production has also increased compared to the previous three months (source Istat).

In the labour market, the signs of improvement in employment have strengthened, mainly driven by fixed-term employment, with a gradual reduction in the share of inactive persons and a marginal unemployment decline (source Istat).

The consumer confidence index increased again in September after a slight drop in August, reaching its highest level of the past decade at 119.6 points, thanks to an improved view of the economic situation. The retail business confidence index decreased to 106.8 points in August but remained in line with the 2019 average. The August 2021 retail sales figures show a positive trend, driven by non-food products.

Consumer confidence and retail sales

Source: ISTAT, 2021

For Italy, sustained GDP growth is expected both in 2021 (+ 4.7%) and in 2022 (+ 4.4%) (source Istat). This scenario includes the effects of the progressive introduction of the interventions envisaged by the National Recovery and Resilience Plan (PNRR).

Even according to the Bank of Italy, the growth of the Italian economy is expected to strengthen decisively in the second half of 2021, reaching around 5% according to the latest forecasts (July 2021), and would continue at a high pace over the next two years. Pre-pandemic activity levels would be recovered within the next year. Oxford Economics also comes in with similar forecasts.

The medium-term forecasts give hope for a combination of macroeconomic circumstances unique in Italian history in the last 50 years (low interest rates despite very strong growth, with monetary and fiscal policies both tuned to strong expansion throughout 2022). The Bank of Italy assumes that the overall budget policies will help raise the level of GDP by about 4 percentage points in the three-year forecast. Half of this impact on growth can be applied to the effects of the PNRR.

MARKET COMMENTARY	2	C

Bank Of America Europe DAC

The consolidation of the Draghi government until 2023 and the completion of the initial implementation phase of the PNRR and relative reforms would have the effect of more than doubling the potential growth rate (therefore net of short-term fluctuations), helping to mitigate the Italian structural problem of low growth. Potential growth would in fact go from 0.6% pre-pandemic to 1.4% (Ministry of the Economy), therefore with significant long- term effects on the Italian economy and on sectors, such as the CRE, which are highly dependent on economic growth.

GDP evolution in Italy (cyclic variation) and annual projections

Source: Istat. Forecasts: Oxford Economics

MARKET COMMENTARY	3	C

Bank Of America Europe DAC

ITALIAN LOGISTICS MARKET

OVERVIEW

The logistics market in Italy has evolved considerably over the last decade or so. As demand for high quality logistics space has developed over this period, this sub sector has become increasingly distinct from the industrial buildings market, with the former accommodating major companies seeking strategic hubs for their operations, and the latter accommodating companies with a stronger emphasis on production.

In our view, prime logistics stock consists of buildings which are well located, of modern specifications, have internal floor-to-ceiling heights of at least 10m, have ample raised loading bay provision (1 loading dock to <1,000 sqm, preferably 1 to every 800 sqm) and office accommodation of a high standard (preferably less than 5% of the total floor area). In addition, we consider Class A properties to have a yard depth of at least 35m and a site coverage ratio of less than 50%.

Source: CBRE Research

Market factors determine that prime locations for logistics buildings are those which are near both major road routes and the main distribution markets in the Country.

Of all of the logistics stock in Italy, we estimate that around 70% of this is located in the north west of the country, with around 15% located in the north east, 10% in the centre, and 5% in the south. This reflects the fact that the North accounts for the majority of economic activity in Italy, but also that the north benefits from being geographically closer to the rest of Europe.

Further information on the main logistics markets in the north are provided below, but we consider that the prime logistics nodes are situated around the following cities: Milan (with Piacenza being a part of the Milan’s logistics market), Verona, Bologna, Naples and Rome. Prime regional markets are Turin and Florence and Secondary regional markets are Pescara-Chieti, Bari and Catania.

The table below provides the main macro market indicators at a country level.

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Logistics sector key data, Italy

	Q3 2019	2019	Q3 2020	2020	Q3 2021
Vacancy rate (%)	2.8%	2.8%	2.6%	2.6%	2.6%
Take-up (,000 sqm)	459,000	1,875,000	720,000	2,220,000	425,000
Prime rent Milan (€ sqm/y)	56	56	57	57	57
Secondary rent Italy(€ sqm/y)	46	46	47	47	47
Prime rent Rome (€ sqm/y)	56	56	57	57	58
Prime net yield (%)	5.30%	5.20%	5.10%	5.00%	4.35%
Logistics Investment (€ M)	191,7	1,360	500	1,410	900

Source: CBRE Research, Q3 2021. Net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

Logistics assets in Italy are more related to the motorway network rather than to the railways due to lack of high capacity railway lines. Main intermodal hubs are the ones located on the railway lines from the port cities of Genoa and Venice.

Relevant logistics stock is in the periphery of industrial and light industrial districts. There is a high concentration of warehouses along the major east-west communication viability: A4 Motorway “Turin – Milan – Venice” and the major north-south communication viability: A1 Motorway “Milan – Rome”. Improvements carried out over the last few years (and some projects still underway) to the northern viability infrastructure have facilitated movement between the cities of Milan, Bergamo and Brescia, which together create a major economic hub nationwide. Major concentration of warehouses is found at the junction of major motorways, being the A1, A4, A8, A9, A21, A35, A51 and A55.

The most consistent stock is located in the Piacenza area, some 40 km south of Milan and considered to be within the Milan logistics market. Logistics stock is concentrated especially among main motorways, such as A4 Turin-Venice and A1 Milan-Naples. Piacenza benefits from a barycentre position at a key access route for all directions, being along the A1 “Milan-Rome” motorway and the A21 “Turin-Brescia” motorway. Both the A4 and A21 start from Turin in northwest Italy; the A4 passes through northern Milan, while the A21 bypasses Milan to the south, connecting with the A4 at Brescia. Important stock is also along Milan’s external ring road, encircling the city.

COVID-19 Impact

The COVID 19 outbreak is likely to drive a shift in consumption habits and lead to higher e commerce penetration in the long term. When consumer spending recovers, this could lead to an acceleration in the use of online channels for shopping a scenario that would have clear real estate implications for logistics operators.

In the medium term, the disruption of supply chains and the economic downturn now underway will start to impact demand for logistics space if production decisions are permanently revised downwards by firms. When demand is structurally low, the optimal level of inventory shrinks (for a given storage capacity and cost), which would then affect rental growth.

While a prolonged cessation of activity in the construction sector might induce developers to adopt a “wait and see” approach for new Build to Suit (BTS) launches, CBRE has not yet detected any such sentiment.

However, should the slowdown persist, speculative developments will suffer more due to increased pressure on financial resources.

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CBRE believes that this period could represent a window of opportunity for major logistics occupiers to redefine their presence in the market by adopting cash generating strategies such as s ale and leasebacks or by investing in e commerce and urban delivery components that displayed weakness during the outbreak.

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OCCUPATIONAL MARKET

Stock and developments

The Italian Logistics stock is estimated to be in the region of 22,471,906 sq m. Over the past few years the new stock has mainly been driven by non-speculative development activity (Pre-let and/or BTS) while speculative development was almost flat. In the second part of 2017 the trend has reverted, and speculative development showed signs of a timid recovery. Over the 2018, the speculative activity has slowly continued but with a marginal share on the total pipeline. In 2019, the speculative share was nearly 25% on the total completions (some 900,000 sqm). In the first half of 2021 some 452,00 sqm were completed, of which 193,000 speculative development (43%), while approximately 1.2 million sqm are under construction, reaching a total 1.67 million sqm as shown in the graph below:

Logistic Completions Historical Series, Pipeline and Vacancy Rate

Source: CBRE Research, Q3 2021

Even with high development the vacancy contraction is going ahead. The estimated vacancy rate within the market has decreased over the past two years, arriving at around 2,6%, stable. Vacancy rates remain stable from the beginning of 2020.

Occupiers

Despite a slowdown in absorption volumes in the third quarter of 2021 compared with the previous quarter, take-up reached a new record in the first nine months of the year, driven by demand for last-mile facilities.

In the first nine months of 2021, take up reached a record value of over 1.6 million sqm, up 3% compared with the same period of 2020.

Absorption volumes in Q3 amounted to 425,000 sqm, down 25% on the previous quarter and 40% on the same quarter of 2020. Compared to Q2 2021, the number of transactions increased, particularly for properties under 10,000 sqm, which represented 70% of Q3 operations. The high proportion of small properties over the total number of transactions is the result of the increase in demand for last-mile properties, which accounted for 24% of Q3 operations. This trend is likely inclined to the growth in demand for omnichannel retail spaces, which absorbed 49% of volumes in Q3.

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The more consolidated markets continue to concentrate most of the volumes, with the Milan area responsible for 45% of take-up. At the same time, demand in secondary markets is growing, with a 25% contribution to the total absorption volumes since the beginning of the year, reflecting the occupiers needs of expansion throughout the country in order to get closer to end-customers.

The absorption of speculative developments remains limited, but it is expected to grow in Q4. The benchmark for the prime rent and the vacancy rate remained both stable, at €57/sqm/year and 2.6% respectively.

Take-up Industrial & Logistics

Volume, 2010- Q3 2021

Source: CBRE Research, Q3 2021

Logistic take-up by business sector

Source: CBRE Research, Q3 2021

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Prime Rents

In 2021 prime rents remained stable in core markets, at €57/sqm/year, and good secondary locations, standing at €47/sqm. Specifically, in core markets, prime rent is at €57/sqm p.a. in Milan, €58/sqm in Rome -, €54/sqm p.a. in Bologna, €52/sqm p.a. in Veneto and €50/sqm p.a. in Naples.

Prime logistics rent in Core Milan are higher than the Greater Milan level (47 €/sqm p.a.) where a larger availability of stock is located. The Core area is characterised by a lack of supply driven by the scarce speculative development activity since the beginning of the recession (2009) and by the high density of the built areas that have not allowed many wide developments. Thanks to the changes in demand’s levels throughout the past years which are driving up demands for both BTS and Retail warehouse and parcel delivery centres, the rental levels rose arriving to €57/sqm p.a.. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42 to €47/sq m p.a. in the last 5 years.

Prime Rental Values Evolution (€/sqm p.a.) – Italy

Source: CBRE Research, Q3 2021

Typically, rental values follow a cyclical pattern. Current rents in Milan, together with several other prime European logistics locations, are considered to be within the growth part of the cycle, with good room still to grow. Over the last three years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2019, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42/sqm in 2017, up to €46/sqm per year in 2019, and €47/sqm p.a. in Q2 2020 – stable since.

The market continues to be tenant favourable, and the incentives are confirmed around to 3-12 months on a standard lease duration of 6+6 or 9+6 years (free rents and others contribution) depending on building’s features and desirability.

INVESTMENT MARKET

Investments

The Italian logistics market is seeing record investment volumes, supported by continuous growth in occupiers’ demand, a global trend fuelled by the expansion of e-commerce. Foreign investors are consolidating their presence in Italy with large portfolio acquisitions, for which there is significant compression of initial yields.

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Logistics market investment volumes for the first nine months of 2021 came in at €1.52 billion, surpassing the results for the full-year 20 and increasing by 94% compared with the same period last year.

With over €900 million of investment (+75% YoY), Q3 was one the largest quarter on record for the Italian market in terms of investment volumes, mainly due to large portfolio acquisitions, which accounted for 69% of volumes in the last quarter.

Strong competition in the purchasing of logistics real estate has compressed yields in both the prime markets (- 15 bps compared with Q2) and the good-secondary markets (-40 bps). Core investment opportunities are still the most sought after, although there has been increasing appetite for vacant properties or properties with limited WALBs. Developments promoted by institutional investors continue to grow, with speculative initiatives making up an increasing proportion of the total pipeline.

Industrial & Logistics investments

Volume, 2011 – Q3 2021

Source: CBRE Research, Q3 2021. Please note that net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

The market is becoming increasingly diversified, a trend that is reflected in greater asset customization, asset typologies, lease terms and a wide spread of rental levels.

From an asset class dominated by specialist investors, Italian logistics is now becoming the target of institutional generalist investors. Albeit still driven mostly by foreign investors we now see the first significant contribution of domestic institutional capital.

The good performances of speculative developments in terms of absorption are encouraging a growing number of investors to carry on such initiatives, trying to cope at the same time with the limited availability of opportunities for standing investments and the ongoing yield compression further exacerbated by increasing competition. At the moment the speculative pipeline represents the 28% of the total sqm expected to be developed by the end of the year.

In Q3 2021 prime yields decreased by 15 bps with respect to previous quarter, reaching 4.35%. A further reduction in the coming months is expected to concern both prime and good secondary locations, converging toward the record-low levels reached in northern Europe, reflecting the investors’ competition to purchase logistic assets in Italy.

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Scarcity of stabilized assets and the need for greater yields push institutional investors toward speculative development opportunities, further sustained by the strength of occupier’s demand. Speculative projects currently account for 43% of completions during the first half 2021, with a total of 193,000 sqm.

Warehouse’s customization and technologic components are becoming increasingly important, with BTS developments accounting for 58% of the current development pipeline of 2021.

In 2020 there were several transactions registered on the market that influenced the compression of prime yield, reaching 4.35% in Q3 2021.

Main transactions registered in 2021 include the following.

Tristan Portfolio: comprised a portfolio of 7 buildings acquired by GLP, from Tristan Capital Partners for a total price of € 156,000,000. The buildings are situated in Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM) comprising a total of 200,000 sqm – built between 2007 and 2018. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). We understand the buildings were let to various tenants and had a remaining WALB <6y at the time of transaction. Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

Anzola (BO): Logistic asset situated in Core Bologna of some 32,246 sqm, was acquired by CBRE Global Investors from Food Managers Group Immobiliare S.r.l. for a total price of €28,450,000. The transaction recorded a yield of 5.38%. We understand the property is fully let to two tenants: Conad, the major Italian supermarket food chain, and Unilog, the Italian third-party logistics provider active in the food distribution sector at €53/sqm p.a. and had a remaining WAULT of 5 years when acquired.

CBRE GI Torino: 3 Logistic assets situated close to Turin of a total GLA of 154,000 sqm were acquired by CBRE Global Investors from Dea Capital Sgr, for €127,000,000 as a core plus investment, reflecting a yield of 4.80%. One asset is the Distribution Centre of Michelin, one is let to Susa Trasporti, and the third was vacant at the time of transaction.

PGIM Lodi: PGIM Real Estate purchased a grade A, fully let, logistic asset in Lodi (LO) of some 40,000 sqm, for €30,000,000 as core investment, reflecting a yield of 5.00%.

Furthermore, we would also highlight two ongoing portfolio deals, Century and Pluto:

We understand that Blackstone has put on the market the Century Portfolio, a 10-asset portfolio totalling 230,700 sq m spread across northern Italy and concentrated in and around Milan. The portfolio was acquired and repositioned by Blackstone in order to create a Class A, long-let industrial portfolio anchored by bluechip logistics providers, including TNT-FedEx, DHL and Carrefour. One third of the portfolio is of fairly recent construction (under 10y old), while the remaining part is between 10 and 24 years old. The properties are 100% let to 8 tenants with good to strong covenants. The weighted average lease length to expiry is 8.8 years, while to break is 4.8 years. The portfolio has been sold in Q3 2021 with a NIY (NOI/NPP) equal to 4.40%.

Segro portfolio (Pluto) concerns a portfolio comprised of 6 urban logistics assets in northern Italy within the surroundings of major cities (Milan, Verona, Padua, Parma and Florence). The portfolio is 100% let to 2 tenants only, with 5 assets totalling 55,700 sqm let to a major e-commerce operator and the remaining one to a manufacturer and supplier of paper products. We understand that the assets are mainly small-sized warehouses with both truck van docks to provide last mile logistics services. Furthermore, 5 out of 6 buildings have been recently constructed or totally refurbished to suit the current tenant’s business activities. The portfolio WAULT is 8,5 years with no break options. Negotiations closed in Q3 2021 and the portfolio has been sold with a NIY equal to 3,9% considering the 8-years of secure income, the strong tenant covenants, and good locations close to main cities, with half of the portfolio within prime markets.

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During 2021, prime yield decreased by 65 bps, from 5.00% in Q4 2020 to 4.35% in Q3 2021. We consider the prime yield to be associated with a Class A building, located in the best location with short distance from main motorways, fully let on a 6+6 years basis to a tenant of strong standing. We consider a compression of yields in the case the asset presents better characteristics in all the aforementioned areas. For assets of lower quality, or shorter WAULT periods and or locations not along the main motorways, we would consider a higher yield. For the Italian logistics market, we consider the area east of Milan to reflect the strongest yields. In terms of ranking, we consider the Milan logistics market (which includes Piacenza) to be the top, followed by Bologna, Veneto, Rome, then Naples.

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TRANSACTION EVIDENCE

As a general comment on Market Evidence, we highlight that the Italian market lacks transparency. As such, it is difficult to collect complete and exhaustive information regarding investment deals throughout the country.

Transaction Evidence Table

#	Date	Portfolio/Asset Name	City / Region	Buyer / Seller / Description	Area (SQM)	WAULT	Sale Price	Price / SQM	NOI/NET PP	Deal Analysis and Additional Comments
1	Q1 2019	Wolt Portfolio (6 assets)	Settimo Torinese, Rome, Grassobbio, Portogruaro, Santa Palomba	Seller: Wolt Purchaser: KKR (Roundhill) Tenant: Various (Couriers)	62,000	n.a.	€31,500,000	€508	<8.00%	Portfolio of 6 small assets (size varies from 2,000 sqm to 20,000 sqm), of which 2 were vacant when transacted. Main occupier is TNT.
2	Q1 2019	SDA Mini Hub	Bergamo (BG)	Seller: Listed Property Company Purchaser: Carlyle Real Estate Sgr Spa Tenant: SDA Courier	5,100	n.a.	€5,750,000	€1,127	5.86%	Courier warehouse, GIY 6.50%
3	Q4 2019	Siziano_PLD	Siziano (MI)	Seller: Prologis Purchaser: Carlyle Tenant: Vacant	20,840	n/a	€16,500,000	€792	5.70%	Vacant asset. Yield on a reversionary basis, considering an asking rent of €50/sqm
4	Q4 2019	Liscate_S&LB Multilogistics	Liscate (MI)	Seller: Multilogistics Purchaser: Eurozon Logistics Fund Tenant: Multilogistics	14,830	6	€13,700,000	€924	5.30%	Sale and Lease Back transaction of an asset within the Milan Core Market; 100% occupied by Multilogistics.
5	Q4 2019	FCF	Various	Purchaser: Blackstone (Mileway) Tenant: Various	45,500	< 7y	€26,900,000	€591	6.50%	8 assets in Bergamo, Treviso, Brescia, Novara, Turin. 7 occupied. IP NOI 1,750k. Price estimated

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6	Q4 2019	CEF	Various	Seller: CEF Purchaser: Blackstone (Mileway) Tenant: CEF	90,900	> 15y	€80,000,000	€880	5.70%		S&LB portolio transaction including 12 assets across Italy (Rome, Brescia, Bergamo, Vicenza, Bari). IP NOI 4,600k. Most of the assets are temperature-controlled warehouses. CEF is a company operating in the Pharma sector and its main business is medicine/general PC product distribution to drugstores. 15y WALB.
7	Q4 2019	Barings_Cavenago/Cambiago	Cavenago & Cambiago (MB) / Lombardy	Seller: Esprinet Purchaser: Barings Tenant: Exprinet	90,200	> 6y	€79,100,000	€877	5.70%		Sale and Lease back of two assets within the Milan Core Logistics Market. Both assets let to an Italian company on a long-term lease.
8	Q1 2020	Nuveen Portfolio	Chiari (BS) / Vigasio (VR)	Seller: Private - Chiari / Serenissima SGR - Vigasio Purchaser: Elof Italy Management Sicaf spa (Nuveen Real Estate) Tenant: Conad - Chiari / Arcese - Vigasio	91,600	> 6y	€80,000,000	€873	6.40 (Chiari) 5.97 (Vigasio)	% %	Acquisition of a small portfolio including a large-sized (68k sqm) distribution hub in Chiari, 100% let to Conad, a major Italian supermarket chain, and an asset under construction pre-let to Arcese (8y WALB) in Vigasio.
9	Q1 2020	CBRE GI Portfolio	Turate (CO) / Castrezzato (BS)	Seller: Techbau Purchaser: CBRE Global Investors SGR Tenant: Kasanova / TBD	40,000	9y	€32,000,000	€800	5.75%

CBRE GI acquired obo Logistics Venture Fund a Grade A single-dock distribution facility in the province of Como, 100% let to Kasanova

- an Italian home goods retailer. 9y lease contract. Along with the Turate property, CBRE GI acquired also a landbank for a 80,000 sqm warehouse in Castrezzato (BS). Price for the land was not disclosed.

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10	Q2 2020	Allianz Portfolio	Binasco (MI), Massalengo (LO), Ospitaletto (BS)	Seller: AF Purchaser: Investitori Sgr (Investitori Logistic Fund, Allianz)	139,440	9y	€110,000,000	€789	5.50%	Allianz RE, OBO several Allianz group companies, acquired a portfolio in an off- market transaction. The deal regards the purchase of a brand-new building (Binasco - 29,440 sqm) + the forward purchase of 2 developments (Massalengo and Ospitaletto both 55,000 sqm) to be started. The assets will be 100% income producing upon acquisition (+15m rental guarantee from the Vendor).
11	Q3 2020	Liscate - Single Asset	Liscate (MI)	Seller: LaSalle IM Purchaser: AXA Tenant: DHL	46,500	4.5y	€35,500,000	€763	< 5.20%	Acquisition of a portion of a wider logistic complex fully let to DHL within the Milan Core Market.
12	Q3 2020	Thunder II Milano & Rome Portfolio	Vignate (MI), Monterotondo (RM)	Seller: n.a. Purchaser: Kryalos Sgr (Thunder II fund, Logicor (Blackstone)) Tenant: Logita (Vignate) - Ceva (Monterotondo)	35,000	n.a.	€14,200,000	€430	n.a.	Kryalos acquired obo Thunder II Fund, 2 logistics assets in Vignate (Milan East) and Monterotondo (North of Rome). Both assets are 100% let to 3PL operators and in prime market locations. Old buildings and low asset quality. Vignate warehouse included 23,000 sqm of GLA and comprised 8.2 million of the whole deal.
13	Q4 2020	SDA Brescia - Single Asset	Brescia (BS)	Seller: FAP Investments Purchaser: Savills IM Tenant: SDA	5,200	n.a.	€7,500,000	€1,442	5.50%	Savills acquired a BTS for SDA (Poste Italiane Group) in Brescia. The building is a small- sized courier facility fully let to SDA. Price Estimate.
14	Q4 2020	Venus Fund	Bergamo (BG),Tivoli (RM), Brescia (BS)	Purchaser: Kryalos (Venus Fund) Tenant: Various	120,000	n.a.	€80,000,000	€667	6.70%	Acquisition over the year of 3 assets in Rome and Milan core markets. The Bergamo deal includes 3 buildings (47k sqm) fully let to an established tech company. The Tivoli deal regards a last-mile hub comprising 7 buildings occupied by 3PLs and couriers. The last deal (Brescia) was closed in December 2020 and comprises 2 buildings fully let to a production company (machinery and metallurgy).

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15	Q4 2020	Eurozone	Brembate (BG)	Seller: Prologis Purchaser: BNP Paribas REIM Sgr (Eurozon Logistics Fund) Tenant: Transmec	27,269	n.a.	€25,700,000	€942	5.20%	The transaction is part of the Eurozone Logistic Fund (ELF), which priorly in November concluded the acquistion of a logsitic warehouse in Agnani. We understand the logistic warehouse in Brembate is of recent contruction and fully let to a transportation&logistic company on an estimated rental income of 1.4 million p.a. (NOI 1.25 million p.a.)
16	Q4 2020	I&L Development in Castrezzato (BS)	Brescia (BS)	Purchaser: CBRE GI Developer: Techbau	40,000	n.a.	€21,700,000	€543	n.a.	I&L development, inlcuding a land plot of some 90,000 sqm. We understand construction costs are in the range of 400 euro/sqm.
17	Q1 2021	Eurocomps Portfolio	Siziaono (PV) Tavazzano (LO)	Seller: Eurocomps Tenant: Various Purchaser: Kryalos Sgr (Fondo Thunder II, Logicor (Blackstone))	n.a.		€21,400,000	n.a.	5.20%	3 Grade A Logistic asset in southern Milan: 2 in Siziano and 1 in Tavazzano (the latter being vacant).
18	Q1 2021	Tristan portfolio/ Celio Fund	Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM)	Seller: Tristan Capital Partners Tenant: Various Purchaser: GLP	200,000	<6y WALB	€156,000,000	€780	< 4.50%	It is a portfolio of 7 blds – built between 2007 and 2018 - in 5 locations. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

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19	Q1 2021	Anzola Asset	Anzola (BO)	Seller: Food Managers Group Immobiliare S.r.l. Tenant: Conad & Unilog Purchaser: CBRE GI	32,246	5	€28,450,000	€882	5.38%	Grade A logistic warehouse, rent at €53/sqm, fully let
20	Q1 2021	Fondo Venus - 3 assets	Colognola Ai Colli(VR); Ghisalba (BG); Martinengo (BG)	Seller: Performance in lighting Group Tenant: n.a. Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	39,000	n.a.	€18,000,000	€462	8.60%	Grade B, Industrial assets.
21	Q2 2021	Fondo Venus - 2 Last Mile assets	Crespellano (BO) Prato (PO)	Seller: Transmec Tenant: n.a. – e commerce Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	17,000	n.a.	€12,500,000	€735	6.00%	The two last mile warehouses situated in Crespellano and Prato are added to the Venus Portfolio, counting 20 assets located mostly in Northern Italy, comprising 200.000 sqm.
22	Q2 2021	PGIM Faenza	Faenza (RA)	Seller: CBRE GI Sgr (European Industrial Fund) Tenant: n.a. Purchaser: PGIM Real Estate	45,171		€28,600,000	€633	Conf.	Grade A warehouse, fully let in Greater Bologna
23	Q2 2021	CBRE GI Torino	2 Assets in Torino, 1 in Orbassano (TO)	Seller: DeaCapital Sgr (GreenOak Europe Fund VI (BentallGreenOak)). Tenant: Michelin, Vacant, Susa Trasporti Purchaser: CBRE GI	154,000	n.a.	€127,000,000	€825	4.80%

Three Grade A assets, two logistic warehouses and one distribution warehouse. We understand one was vacant at the time of transaction. Rental income is €40/sqm p.a. for the Michelin Distribution Centre and

€60/sqm p.a.

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24	Q2 2021	Penny Market	Arborio, Vercelli	Seller: Private Tenant: Penny Market Purchaser: Exter EQT	15,000	n.a.	€10,500,000	€700	6.50%	Distribution & Logistic Warehouse fully occupied by Penny Market was acquired by Exter EQT for a Capital Value of €700/sqm.
25	Q2 2021	DHL Portfolio Mileway	Roma (RO), Pomezia (RO); Cerro al Lambro (MI)	Seller: DHL Tenant: DHL Purchaser: Kryalos Sgr (Mileway (Blackstone))	32,141	n.a.	€16,400,000	€510	5.90%	S&LB portfolio of 3 assets, 2 in core Rome and one in Core Milan. We understand 1 asset BTS, 1 Speculative Development and 1 asset Last Mile. Assets are fully let to DHL which have a rolling break option agreement.
26	Q2 2021	PGIM Lodi	Lodi (LO)	Seller: n.a. Tenant: n.a. Purchaser: PGIM Real Estate	40,000	n.a.	€30,000,000	€750	5.00%	PGIM Real Estate acquired a Distribution & Logistic warehouse in Lodi, as a Core Investment. We understand the property is fully let.
27	Q3 2021	Segro Last-mile Portfolio (Pluto)	Milan, Verona, Padova, Firenze, Parma	Seller: Segro Purchaser: TBD Tenant: Confidential	55,700	8.5y	€127,500,000	€2,288	3.90%	Portfolio comprising 6 last-mile assets, 100% let with long lease terms. Estimated Rental Income is > 5 million
28	Q3 2021	Blackstone (Centurty) Portfolio	Core and Greater Milan, Verona(VE), Cherasco	Seller: Kryalos Sgr (Logicor/Blackstone) Purchaser: TBD Tenant: TNT FedEx, DHL, AF Logistics, & others	230,700	8.8y	€260,000,000	€1.127	4.40%	Logistics portfolio comprising 10 assets across northern Italy, mainly around Milan. 100% occupancy by 8 tenants with good covenants. WALT 8.8y, WALB 4.8Y. Price and yield estimated.

Source: CBRE Research, Q3 2021

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LOCAL MARKET COMMENTARY

MILAN LOGISTICS MARKET

The Lombardy Region with its 12 provinces (Milan (capital), Bergamo, Varese, Brescia, Como, Monza e Brianza, Cremona, Lecco, Lodi, Mantova, Sondrio, and Pavia) is most attractive industrial area in Italy, due to its strategic location in the industrialized and affluent northern Italy and its excellent accessibility in all directions, including Europe. It is bordered by Piedmont, Switzerland, Trentino-Alto Adige, Veneto and Emilia-Romagna.

With is 10 million inhabitants, the Lombardy Region comprises almost 16.5% of the entire Italian population. Lombardy has a modern road, rail and air infrastructure, ideal for distribution, which converge at Lombardy’s capital of Milan. Milan also benefits from three international airports each with major cargo facilities: Malpensa Airport to the north of Milan’s city Centre, Linate Airport to the south and Orio al Serio Airport (in Bergamo) to the east.

All major national and international rail lines pass through the capital city of Milan, with connections also to Italy’s major ports in Genova and Venice and throughout Europe; important intermodal hubs have been established along these lines. Due to its strategic position, the primary logistics market of Lombardy is the Milan Logistics Market, which extends to the adjacent regions. It is the prime logistics market in Italy. The Piacenza submarket is also a renowned logistics market in Italy, considered to be within the Greater Milan logistics market. At the same time the market tends to achieve lower rental values due to a high level of stock within the area.

The map reported below shows the Milan Core and Greater Logistics Market.

Milan Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents are higher in the northern area and Milan’s eastern district where supply, especially of Grade A product, is limited. ERVs are lower in the southern and western areas (Piacenza, Tortona, Pavia and Novara) where the majority of available logistics stock lies. The geographical conformation of the territory and the high density of the built areas surrounding the city of Milan have not allowed many wide developments or new constructions to Grade A specification, which has in the past few years driven occupiers to take up space further away from Milan, but along major road infrastructure and built to suit. To the south, supply is strong with high competition, driving rental levels down.

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Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Milan or within integrated logistics parks. Rental values are higher where the territory is highly industrialised and mostly urbanised.

Over the last two years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2020, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €43-45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €46/sqm in 2019, up to €47/sqm per year in Q4 2020, stable since.

In H1 2021, Core Milan and Greater Milan area accounted each for some 20% of the total national take-up, equal to some 297,000 sqm and 372,000 sqm let respectively.

Milan and the greater area spreading out to east and south (including Piacenza, Novara, Malpensa and Brescia) and Bologna are the leading logistics markets, where retailers and 3PLs are expanding and strengthening their networks.

The major letting deals occurred within the Milan area include: Tiesse letting a Grade A warehouse in Carpiano (MI) of some 18,000 sqm on a 9+6 agreement at €70/sqm p.a.; Bomi let a Grade A logistic warehouse of 10.500 sqm in Spino d’Adda (CR) and RS Logistica taking up a Last Mile Warehouse in Settala (MI) of some 8,500 sqm for €55/sqm p.a.

VENETO CORRIDOR LOGISTIC MARKET

The Veneto Corridor Logistics Market is one of the Core markets in Northern Italy, which develops along the A4 Turin-Milan-Venice-Trieste motorway, Italy’s main west-east communication road across the industrialised North. It extends over about 130 km from Verona to Treviso, including the cities of Vicenza, Padua and Mestre.

The Veneto Corridor benefits from a strategic position including a number of important crossroads between the Mediterranean Corridor, the Scandinavian Corridor and the Baltic-Adriatic Corridor. The following map shows the main strategic logistic corridors across Europe, as determined by the European Commission Trans-European Transport Network.

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Infrastructural System – European Commission TEN-T Corridors

Source: European Commission, Trans-European Transport Network, TEN-T Core Network Corridors

Whilst the southern area of the Veneto Region is well connected to the Emilia-Romagna region via several motorways and roadways, the transport network system within the northern area is still limited to minor roads.

Over the next 4-5 years is due the completion of the “Pedemontana Veneta” motorway, a high-capacity artery which will facilitate communication and transport in the area. The project requires the construction – still underway – of 94 km of main road that will connect 34 municipalities and the industrial area of Vicenza and Treviso. The first 7 km are accessible by cars from June 2019.

This road will have two tunnels: Malo Tunnel (6 km) and S. Urbano Tunnel (1.5 km) and eight viaducts. The motorway is part of the European TEN-T and is considered a strategic asset of national relevance as it is located between the existing A4 and A27 motorways, crossing the Veneto Region, passing through the provinces of Vicenza and Treviso.

Due to its strategic location, the Veneto region is becoming more and more attractive as a destination for logistics operators and investors, who are mainly oriented towards locations near major communication roads (A4, A13, A22 and A31 motorways). The take-up registered in H1 2021 for the Veneto Corridor was equal to some 144,750 sqm.

The highest concentration of warehouses is along the A4 “Turin – Milan – Venice” motorway and around the cities of Verona, Vicenza, Padua and Venice-Mestre, which together create a major economic hub nationwide. The most consistent stock is located in the Core Veneto Corridor area, which extends West-East along the A4

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motorway stretch from Verona to Venice-Mestre, comprising the first stretches of the A22 “Brennero - Modena” and A13 “Padua – Bologna” motorways. Within this area (highlighted in Grass Green in the map) we estimate some 1,548,000 sq m of logistics stock.

Veneto Corridor Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents, which stand at €52/sq m/p.a., are higher within the industrial areas of Verona and Padua, where supply, especially of Grade A product, is limited.

•

Moving from East, the Verona Logistic market benefits from the Verona Villafrance airport located 25 km north of the subject property, which has a Cargo Service. Not far from the airport is the Interporto Europa Quadrante of the ZAI (Zona Agricola Industriale d’Italia – Italy Agricultural Industrial Zone) Consortium – an intermodal logistics park comprising rail, road and air access, controlled temperature warehouses and customs service. The “Europa Quadrante” extends over some 2.5 million sq m and has key occupiers such as DB Schenker, Kuehne + Nagel, Volkswagen, Ortrans Srl, Poste Italiane Spa, Arcese Trasporti, Paneuropa Italia, Saima, among others. Over the last couple of years, an increased interest in the area has been registered, both from the occupational and investment point of view.

•

The Padua’s logistics market is mostly linked to the Interporto freight village, which lies within the industrial area to the east of the city. Covering an area of some 11 million sq m, the industrial area of Padua is the most important in the Veneto Region and one of the most important at national level. Due to a good road network and accessibility, the area maintains a close relationship with the city and economy thereof. An established network of SMEs (small to medium-sized enterprises), along with few larger production and distribution plants, bolster the local economy, despite the recent economic downturn. The freight village Interporto Padova is one of the top spots in Italy for logistics services, given its 270,000 sq m of warehouse storage space. The Padua platform provides equipped areas and complete transport and management services, also for refrigerated goods. A logistics scheme for urban

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freight consolidation and distribution, called “Cityporto”, operates within the Interporto since 2004. It consists of an urban consolidation centre, an environmentally friendly fleet of hybrid and CNG vehicles, a dedicated ITS system and a set of co-ordinated local rules for urban freight transport.

•

Moving towards East, Mestre offers a strategic location for occupiers that need a direct connection with the Venice commercial harbour, which is the eighth-busiest commercial port in Italy and is one of the most important in the Mediterranean concerning the cruise sector, as a major hub for cruise ships. The Port of Venice is also specialised in general cargo and ranks as the third European port for this type of transport.

Going towards the Greater Veneto Corridor area (highlighted in Light Green in the map), are lower in the northern and more remote areas (Mantua, Rovigo, Bassano Del Grappa and northern Vicenza) standing at €45/sq m p.a.

Due to the established industrial vocation of the Veneto Region and the high-density within industrial areas, a number of new developments and constructions of Grade A warehouses (mostly BTS) have been completed in the surroundings of Verona and Padua and along major road infrastructure. Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Verona and Padua. As an example, some logistics locations emerged within the greater Verona Area in the past years (Nogarole Rocca, Oppeano and Nogara) due to the availability of logistics land and good connections.

Speculative developments are limited to the construction of small warehouses for light industrial use, whereas the construction of logistics facilities concerns mostly build-to-suit buildings. Within the Greater Veneto Corridor area, we estimate approximately 979,000 sq m of logistics stock and 5.1% of vacancy rate.

During 2020, some 140,000 sqm were absorbed within the Veneto Region, which represents the third market on take-up volumes recorded on a national level, accounting for 7% while up to Q3 2021 it has been recorded a take-up of some 228,000.

3-PL accounts for the most take-up in 2020 and 2021, e-commerce was second, with a take-up of approx. 36,000 in the sector. Regarding warehouse typology, Build-to-Suit developments accounted for an important portion in H1 2020 – 19% compared to only 10% in 2021.

The most important transactions were in Boara Pisani (PD), where XPO let a Grade A logistic warehouse of some 16,220 sqm at €44/sqm p.a.; in Verona where Gruber Logistics took up 15,000 sqm of a Grade A logistic warehouse; and Delma Group took up a warehouse of some 9,000 sqm in Oppeano (VE), for an estimated rent €46/sqm p.a.

Prime rents for standard Class A warehouses within the Veneto Corridor remained stable with respect to 2019 and stands at €52 per sqm per annum as at Q3 2021. Achievable rents increase for specialized assets such as a cross dock or controlled temperature warehouse.

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BOLOGNA LOGISTICS MARKET

The Bologna province benefits from the presence of 4 strong logistics areas which attract and generate most of the logistics activities in the area; Interporto Bologna Bentivoglio, is the main hub in the Province, CenterGross, CAAB (Agricultural and Food Centre) and the Airport area. Outside these main hubs, the area hosts several smaller logistics developments, usually linked to previous industrial districts or to new linking infrastructure.

The area benefits from its proximity to the A1 Milano-Firenze, A14 Milano-Ancona and A13 Padova-Bologna, which represents an important crossroads between the local distribution system and the Scandinavian- Mediterranean TEN-T corridor1.

CBRE divides the Bologna market in two macro areas: Bologna main market, which comprises the A1 axis up to Modena and Bologna Intermodal Hub and Greater Bologna market which comprises the A1 axis from Parma to Cesena, Mantova and Ferrara to the north.

Bologna Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

The total stock in the Bologna area is estimated to be approximately 2,030,000 sq. m of warehouses.

The main logistics park in the Bologna market where prime rents and yields are achieved is the Bologna Bentivolgio Interport. It is located along the A13 motorway at some 20 km from the Bologna Airport and in proximity to the A1, A14 and A22 motorways. The Interport has direct access to main Italian rail lines. Over 100 companies operate their logistics business within the hub. It is one of the largest multimodal logistic platforms in Europe providing both road and rail transport.

Many international operators are active in the surrounding of Bologna, including One Express, DHL, Sifte Berti, Norble Dentressangle, Cogefrin Logistics Bulk terminal, Polyedra, FERCAM, Geodis, Saima Avandero, SDA Curier, Arcese, Bartolini, PGn Logistics; also, the Bologna crossroad is very appealing for retailers, like Yoox, Assa Abloy or Herbovital, due to the central position with easy access to the north-eastern and central Italy.

[1]	The Trans-European Transport Networks (TEN-T) are a planned set of road, rail, air and water transport networks in Europe.

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In 2020, some 258,780 sqm of take-up was registered within the Bologna and Greater Bologna Logistics Market of which approx. 95,000 sqm in Q4.

In Q3 2021 Bologna submarket (Core and Greater Bologna) accounted for 10% of the total take-up, after Milan and Veneto Corridor.

Take-up in Bologna Submarket has been on the rise since 2015, and despite Covid-19 outbreak, 2020 recorded for a total of some 260,000 sqm, while Q3 2021 a total of 165,000 sqm, or 10% than the National take-up.

3-PL accounts for the most take-up in 2020 and 2021, while manufacturing was in 2nd place. Regarding warehouse typology, most of the recorded take-up are Build-to-Suit developments, as companies are looking for customization and technologic components which are becoming increasingly important. As a result, in Bologna Area, 10% are BTS in Q3 2021, in line with previous year which where BTS accounted for 67% of the total take-up.

The most significant lettings were in Imola (BO) where Cuti Consai let a Grade A BTO logistic warehouse of 30,000 sqm at €42/sqm p.a.; in Parma, a logistic warehouse of 8,500 and in Campogalliano (MO) where SDA took up a Grade A warehouse (BTS) of some 5,400 sqm at €80/sqm p.a.

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ROME LOGISTICS MARKET

The Region of Lazio is one of the most important Italian regions taking into account its manufacturing output and Gross Domestic Product (GDP). Due to its location, the Region of Lazio is a strategic midpoint, being well connected with other central and peninsular regions. The main logistics parks in the area are: Logistics Park of Passo Corese (Rome), Intermodal freight of Rome (Civitavecchia), Intermodal Freight of Fiumicino (Rome), Logistics centre of Santa Palomba (Rome), Logistics centre of Anagni (Frosinone), Logistics centre of Fiano Romano (Rome). The estimated overall Stock of the Rome area is estimated in the region of 1,550,000 sq m completed or under construction.

Average Prime rent as at Q3 2021 stands at €58/sqm p.a. in Core Rome and €48/sqm p.a. in Greater Rome, higher with respect to the previous year, mainly due to lack of product on the market and stronger demand, which is reflected in the positive trend for rents.

The registered take-up of the greater Rome area during Q3 2021 has accounted for some 74,421 sqm, higher compared to the first half of 2020. An important letting transactions during Q3 2021 was in Ardea (RO) in Greater Rome, where Amazon took up a Grade A BTS warehouse of some 50,000 sqm at a headline of €80/sqm p.a.

Source: CBRE Research Q3 2021

The Rome logistics market ranks behind Milan, Bologna and Piacenza in terms of investor interest, however it represents one of the main markets in Italy, with a growing interest on a YOY basis. We consider the prime location within Rome’s market to be west of Rome near the Fiumicino airport as well as emerging Colleferro area – positioned south from the city of Rome. Passo Corese, north of Rome, is positioned well to become a prime location due to recent infrastructure works carried out, its connections to Rome and its location between A1 and Rome’s Great Ring Road. Furthermore, several development projects in pipeline for the next years within Colleferro and Passo Corese area confirmed the interest of the investors for the subject market.

We consider the Class A BTS properties with excellent accessibility to Rome’s major road network, having longer unexpired terms with tenants of stronger covenant strength to reflect stronger yields.

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LAST MILE/ URBAN LOGISTICS MARKET OVERVIEW

Last Mile Evolution – Introduction

Urban areas are evolving towards a more dynamic level of freight transportation system as consumer demand is constantly fuelled by e-commerce and the option of the same day delivery is more and more the standard rather than the goal. This has become the biggest obstacle for the logistics sector, leading to a rush in the supply chain, completely changing the way we think about industrial real estate and transforming the last mile scheme. This is not a new phenomenon, nor is it a passing trend.

The demand for instant delivery services (delivery in one hour or one day) has increased rapidly and this has generated significant needs for the optimization of the distribution channels. According to data collected by CBRE, over 30% of major European distributors already offer one-day delivery services and around 10% offer same-day deliveries. The expansion of the offer is also becoming a determining aspect of competitiveness, with a significant impact on the supply chain.

E-commerce is changing the traditional supply chain by creating the need to be closer to densely populated areas. As a result, retailers have modified their traditional supply chain that relied on regional distribution to one that includes urban logistics in the scheme with new locations to serve consumer hot spots.

“Last mile” does not necessarily mean the last mile in the delivery of goods, but rather the final part of the distribution in the supply chain.

In Europe, the restructuring of supply chains has led to a growing need for efficiency, resulting in a smaller network of warehouses with larger logistic warehouses but fewer facilities. Due to population growth and urbanization, land suitable for industrial areas is becoming increasingly scarce. As e-commerce grows and continues to impact the market, the use of vertically structured warehouses will become an inevitable factor for the growth of urban logistics in dense European hubs.

Characteristics

Last mile warehouses have different characteristics than standard distribution ones: they are generally smaller in size and do not require an internal height of at least 10m as the standard logistic warehouses. Similar to cross-dock warehouses, last mile distribution facilities usually require less storage space (up to 10,000 square meters) since packages and goods are stored only for a few hours inside the buildings and then shipped to the final consumer.

Some last mile warehouses include modern and highly specialized buildings (e.g. presence of mezzanines, different types of loading bays - for trucks, vans, etc.), have a lower internal height and are equipped with a larger loading dock area (ratio: at least 1 loading bay every 150 sqm) and an office portion up to 20% of the total area.

The ratio between the covered area and the external area must not exceed 50% while the optimal coverage ratio is 30-40%. That said, last mile structures tend to achieve higher rental values compared to standard logistics buildings.

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Strategies for Logistic Warehouses in Urban Areas:

Last Mile - Main Markets in Italy

In the last five years, the new drivers in consumer demand have favoured the spread of urban logistics in the main European cities. In Italy, logistics operators and investors are looking to the most populated areas of Italy to take advantage of the positive impact of e-commerce on the logistics sector and to create new business opportunities.

The Italian last mile logistics market is still in its beginnings, especially in terms of investment operations. On the leasing side, the market has seen a greater number of transactions around Milan and in other major Italian cities. The map below shows where the majority of last mile leasing transactions occurred in 2020.

Letting Transactions in Italy

Last mile letting transactions as the graph below shows, are on the rise, and in 2020 one in three letting transactions regarded a last mile warehouse, accounting for a total of some 300,000 sqm. The trend continues this year where during 2021 were recorded a take-up of a total of some 240,000 sqm.

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Last Mile, Historic Take Up

CBRE Research, Q3 2021

Veneto Submarket accounts for around 44% of number of letting transactions and sqm let in 2020, and 36% in Q3 2021, while Milan submarket is the second most active market, with 31% of letting transactions. More and more last mile/urban logistic are not within main submarkets, proving how this product is changing the traditional supply chain distribution.

Submarkets Share of Last Mile Leases

CBRE Research, Q3, 2021

Last Mile – Investments Trend

Similarly to letting transactions, interest in investment on last mile has been on the rise. Few years ago, Italy had a single investor interested in such product, while today, several are interested in including last mile in their investment portfolios, as either an established product or for speculative investments.

As a result, yields on last mile have been constantly decreasing since 2018 and currently net yields for urban logistics are standing 55 pbs above prime logistics, 4.90%.

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Last Mile/Urban Logistics NIY

CBRE Research, Q3 2021

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FROZEN MARKET OVERVIEW

Regarding the Italian market, we estimate an amount in between 6.5 and 7.5 million cubic meters of frozen logistics spaces. This corresponds to approximately 1.05 – 1.2 M of sqm, present throughout the whole country.

From our measurements, the vacancy is largely below that of standard grade A logistics and is settled today at around 1%. There is very little evidence of vacant buildings equipped for cold storage. In fact, being those spaces linked to specialized machinery that needs to be kept constantly active and maintained, there are no real empty spaces that can be classified as direct competition for the existing and occupied ones.

We record a wide increase in rents paid for spaces suitable for hosting cold cells. In general, it is possible to estimate an increase of about 70% up to 100% starting from comparable dry logistics rents.

Currently, the frozen logistics market is starting to receive a wider attention from institutional investors market. In general terms, we record a gap up 150 Bps compared to dry assets yields, considered less risky; however, when cold storage is only part of a wider investment comprising dry storage, such gap can be significantly reduced almost levelling with standard logistics. It is relevant to notice that the WAULTs for this type of investments are usually longer than the standard terms registered for standard warehouses.

If looked from a value per sq m perspective, frozen logistics can reach very high values, due to very high construction costs and a layout which needs to provide ancillary spaces, reducing the effective storage capacity of the building.

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The majority of cold logistics operations gravitates around and towards the main ports and intermodal nodes, which are usually the preferred locations for cold operators; at the same time, due to the lack of available space and the high construction costs, we have seen an increase on BTS activity for cold storage outside these areas; the main driver remains proximity to either cities or production facilities (depending on the tenant).

While a few years ago investments in the sector were typically carried out by the producers, now Specialized Logistics Operators and retailers have entered the market. There are several reasons that have led these operators to invest in the cold chain:

•	In this way the producer can control the entire distribution chain through a single contact, instead of referring to different service providers

•	Logistic operators are interested in the economic benefits that can be achieved thanks to the handling of large volumes of goods;

•	The volume of goods to be stored/transported at a controlled temperature is steadily increasing.

Within the main specialized Cold Logistics operators, we can find Number 1, STEF, Gruppo Marconi, DiFarco, Chiapparoli.

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Appendix E Marketing Period

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Appendix F Remaining Economic Life of the buildings

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